As filed with the Securities and Exchange Commission on January 23, 2015.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No. ___
[ ] Post-Effective Amendment No. ____

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(Exact name of Registrant as specified in charter)

655 9th Street, Des Moines, Iowa 50309
(Address of Registrant's Principal Executive Offices)

515-235-9328
(Registrant's Telephone Number, Including Area Code)

Adam U. Shaikh
Assistant Counsel, Principal Variable Contracts Funds, Inc.
The Principal Financial Group
Des Moines, Iowa 50392
(Name and Address of Agent for Service)

Copies of all communications to:

JOSHUA B. DERINGER
Drinker Biddle & Reath, LLP
One Logan Square, Ste 2000
Philadelphia, PA 19103-6996
215-988-2959

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class 1 and Class 2 Shares, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
1-800-222-5852
February ____, 2015
Dear Shareholder:
A Special Meeting of Shareholders of Principal Variable Contracts Funds, Inc. ("PVC") will be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015, 10:00 a.m. Central Time (the "Meeting").
At the Meeting, the shareholders of each of the series of PVC listed in the first column below (each an "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (a "Plan") providing for its reorganization into the PVC series listed in the second column below (the "Acquiring Fund") (each a reorganization and, collectively, the "Reorganization"). As indicated, the Acquiring Fund is the same in each reorganization.

ACQUIRED FUND	ACQUIRING FUND
SmallCap Growth Account II	SmallCap Blend Account
SmallCap Value Account I	SmallCap Blend Account
Under the Plans and with respect to each reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of an Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization to an Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Class 1 and Class 2 of an Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 24, 2015. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The implementation of the Reorganization as to one Acquired Fund is not contingent upon its implementation as to the other Acquired Fund.
The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a voting instruction card for the shares of each Acquired Fund attributable to your variable contract or policy as of February 6, 2015, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.
The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.
In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your voting instruction card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by April 9, 2015. As a convenience, we offer three options by which to vote your shares:
By Internet: Follow the instructions located on your proxy card.
By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.
By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.
We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.
Sincerely,
Nora M. Everett
President and Chief Executive Officer

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392
1-800-222-5852
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the SmallCap Growth Account II and SmallCap Value Account I:
Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the SmallCap Growth Account II and SmallCap Value Account I (collectively, the "Acquired Funds"), each a separate series of Principal Variable Contracts Funds, Inc. ("PVC"), will be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal 1:
Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Growth Account II into the SmallCap Blend Account. (Only shareholders of the SmallCap Growth Account II will vote on this proposal.)

Proposal 2:
Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Value Account I into the SmallCap Blend Account. (Only shareholders of the SmallCap Value Account I will vote on this proposal.)

The Board of Directors of PVC recommends that shareholders of the Acquired Funds vote FOR the Proposals.
Approval of the Proposal will require the affirmative vote of the holders of at least a "Majority of the Outstanding Voting Securities" (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.
Each shareholder of record at the close of business on February 6, 2015 is entitled to receive notice of and to vote at the Meeting.
Please read the attached Proxy Statement/Prospectus.
By order of the Board of Directors
Nora M. Everett
President and Chief Executive Officer
February ____, 2015
Des Moines, Iowa

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street, Des Moines, Iowa 50392
1-800-222-5852
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 10, 2015
RELATING TO THE REORGANIZATION OF:
1)    THE SMALLCAP GROWTH ACCOUNT II INTO THE SMALLCAP BLEND ACCOUNT
2)    THE SMALLCAP VALUE ACCOUNT I INTO THE SMALLCAP BLEND ACCOUNT
This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Directors") of Principal Variable Contracts Funds, Inc. ("PVC") of proxies to be used at a Special Meeting of Shareholders of PVC to be held at 655 9th Street, Des Moines, Iowa 50392, on April 10, 2015, at 10:00 a.m. Central Time (the "Meeting").
At the Meeting, shareholders of each of the series of PVC listed in the first column below (each, an "Acquired Fund") will be asked to consider and approve a Plan of Acquisition (a "Plan") providing for its reorganization into the PVC series listed in the second column below (the "Acquiring Fund").

ACQUIRED FUND	ACQUIRING FUND
SmallCap Growth Account II	SmallCap Blend Account
SmallCap Value Account I	SmallCap Blend Account
Under the Plans and with respect to each reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of an Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization to an Acquired Fund will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange ("NYSE") on the closing date of the Reorganization. Holders of Class 1 and Class 2 of an Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on April 17, 2015. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The implementation of the Reorganization as to one Acquired Fund is not contingent upon its implementation as to the other Acquired Fund.
This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PVC contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended December 31, 2013. Copies of these reports may be obtained without charge by writing PVC at the address noted above or by calling our shareholder services department toll free at 1-800-247-4123. The Annual Report for the fiscal year ended December 31, 2014 is expected to be sent to shareholders on or about February ____, 2015.
A Statement of Additional Information dated February ____, 2015 (the "Statement of Additional Information") relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Proxy Statement/Prospectus. PVC’s Prospectus, dated May 1, 2014 and as supplemented through the date of this registration statement (File No. 02-35570) and the Statement of Additional Information for PVC, dated May 1, 2014 and as supplemented through the date of this registration statement ("PVC SAI"), have been filed with the SEC and, insofar as they relate to the Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. PVC’s prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Copies of these documents may be obtained without charge by writing to PVC at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.
PVC is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.
Important Notice Regarding Availability of Proxy Statement for the Shareholders’ Meeting to be Held on April 10, 2014. This Proxy Statement is available on the Internet at www.2voteproxy.com/PVCSC.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.
The date of this Proxy Statement/Prospectus is February ____, 2015.

2

INTRODUCTION
This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the Plans and the Reorganization.
Principal Variable Contracts Funds, Inc. PVC is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PVC currently offers 39 separate series or funds (the "PVC Funds"), including the Acquired and Acquiring Funds. The sponsor of PVC is Principal Life Insurance Company ("Principal Life"), and the investment advisor to the PVC Funds is Principal Management Corporation ("PMC"). Principal Funds Distributor, Inc. (the "Distributor" or "PFD") is the distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. ("PFG"). Their address is the Principal Financial Group, Des Moines, Iowa 50392.
Investment Management. Pursuant to an investment advisory agreement with PVC with respect to each of the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to each of the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
SmallCap Growth Account II	Emerald Advisers, Inc. ("Emerald")
SmallCap Value Account I	J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Acquiring Fund	Sub-Advisor
SmallCap Blend Account	Principal Global Investors ("PGI")
PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.
Emerald is located at 3175 Oregon Pike, Leola, PA 17540.
J.P. Morgan is located at 270 Park Avenue, New York, NY 10017.
PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG and PMC.
THE REORGANIZATION
At its meeting held on December 9, 2014, the Board of Directors of PVC (the "Board"), including all the Directors who are not "interested persons" (as defined in the 1940 Act) of PVC (the "Independent Directors"), approved the Reorganization pursuant to the Plans providing for the combination of each Acquired Fund into the Acquiring Fund. The Board concluded with respect to each combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to each Acquired Fund is discussed under each proposal under "Information About the Reorganization – Board Consideration of the Reorganization."
The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of each Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of each Acquired Fund. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to each Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the "Effective Time"). The closing date of the Reorganization is expected to be April 17, 2015. Holders of Class 1 and Class 2 shares of an Acquired Fund will receive, respectively, Class 1 and Class 2 shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of the Plans attached hereto as Appendix A. The implementation of the Reorganization as to one Acquired Fund is not contingent upon its implementation as to the other Acquired Fund.
The Board believes that the Reorganization of the SmallCap Growth Account II into the SmallCap Blend Fund under Proposal 1 will serve the best interests of the shareholders of both Funds. The SmallCap Blend Fund has outperformed the SmallCap Growth Account II over the one-, three-, and five-year periods ended September 30, 2014. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The SmallCap Blend Account also has a lower advisory fee than the SmallCap Growth Account II. The Board noted that, although the Annual Fund Operating Expenses table for this prospectus/proxy shows the SmallCap Blend Account having an expense ratio higher than that of the SmallCap Growth Account II post-reorganization, that the expense ratios includes an item entitled "Acquired Fund Fees and Expenses" ("AFFE"). The Board noted that a fund whose expense ratio includes AFFE does not actually pay the AFFE from its assets as an expense, as is the case with expenses other than AFFE that are included in the Annual Fund Operating Expenses table, but rather experiences the effect of AFFE on the performance of the fund. The Board believes that the SmallCap Blend Account is expected to have a lower expense ratio post-reorganization than the SmallCap Growth Account II when the expense ratios of the two funds are compared on a consistent basis. The Board believes combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

3

The Board believes that the Reorganization of the SmallCap Value Account I into the SmallCap Blend Account under Proposal 2 will serve the best interests of the shareholders of both Funds. The SmallCap Blend Account has outperformed the SmallCap Value Account I over the one-, three- and five-year periods ended September 30, 2014. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The SmallCap Blend Account has a lower advisory fee than the SmallCap Value Account I and the SmallCap Value Account I shareholders are expected to see lower overall net operating expense ratios with respect to all share classes. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.
In the opinion of legal counsel, each reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the reorganization by the Acquired or Acquiring Fund shareholders. Please see "Information About the Reorganization – Federal Income Tax Consequences" for a discussion the tax consequences to each Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-reorganization capital losses of that Acquired Fund.
The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See "Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares."
With respect to the reorganization of the SmallCap Growth Account II into the SmallCap Blend Fund under Proposal 1, the SmallCap Growth Account II is expected to achieve the greatest benefit from the reorganization.The expenses and out-of-pocket fees to be incurred by the SmallCap Growth Account II in connection with the Reorganization, including printing, mailing, and legal fees are expected to total $22,000.The SmallCap Growth Account II will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the SmallCap Growth Account II that would not be compatible with the investment objectives and strategies of the SmallCap Blend Account and reinvesting the proceeds in securities that would be compatible. The SmallCap Growth Account II is expected to dispose of approximately 91% of its portfolio securities. The explicit trading costs (brokerage costs) are estimated to be $65,000 with an approximate gain of $11,556,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $3.27.
With respect to the reorganization of the SmallCap Value Account I into the SmallCap Blend Account under Proposal 2, the SmallCap Value Account I is expected to achieve the greatest benefit from the reorganization. The expenses and out-of-pocket fees incurred by the SmallCap Value Account I in connection with the Reorganization, including printing, mailing, and legal fees will are expected to total $37,000.The SmallCap Value Account I will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the SmallCap Value Account I that would not be compatible with the investment objectives and strategies of the SmallCap Blend Account I and reinvesting the proceeds in securities that would be compatible. The SmallCap Value Account I is expected to dispose of approximately 93% of its portfolio securities. The explicit trading costs (brokerage costs) are estimated to be $111,000 with an approximate gain of $19,008,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $3.82.

4

PROPOSAL 1:
Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Growth Account II into the SmallCap Blend Account
Shareholders of the SmallCap Growth Account II (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the SmallCap Blend Account (the "Acquiring Fund.) Under Proposal 2, the shareholders of a second Fund, the SmallCap Value Account I, are being asked to approve the reorganization of that Fund into the Acquiring Fund.
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in equity securities of companies with small market capitalizations. The Funds differ principally in that the Acquired Fund invests in securities with a growth orientation while the Acquiring Fund invests in securities with a blend of growth and value orientations. Further, the Acquired Fund invests a portion of its assets pursuant to an enhanced index strategy as described below.

SmallCap Growth Account II (Acquired Fund)	SmallCap Blend Account (Acquiring Fund)
Approximate Net Assets as of June 30, 2014 (unaudited)
$64,937,000	$67,870,000
Investment Advisor:	PMC (for both Funds)
Sub-Advisors and Portfolio Managers:
Emerald	PGI
Joseph W. Garner has been with Emerald since 1994. He earned a B.A. in Economics from Millersville University and an M.B.A. from the Katz Graduate School of Business, University of Pittsburgh.
Kenneth G. Mertz II has been with Emerald since 1992. He earned a B.A. in Economics from Millersville University. Mr. Mertz has earned the right to use the Chartered Financial Analyst designation.
Stacey L. Sears has been with Emerald since 1992. She earned a B.S. in Business Administration from Millersville University and an M.B.A. from Villanova University.

Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.
Brian W. Pattinson has been with PGI since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

PMC
Mariateresa Monaco has worked as a Portfolio Manager for Principal since 2009. Previously, she worked as a Portfolio Manager for Principal Global Investors, LLC, where she worked as a Portfolio Manager since 2005. She earned a master’s degree in Electrical Engineering from Politecnico di Torino, Italy, a master’s degree in Electrical Engineering from Northeastern University, and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

5

Comparison of Investment Objectives and Strategies
Investment Objective:	Both Funds seek to provide long-term growth of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies comprising the Russell 2000® Growth Index (as of December 31, 2014, this range was between approximately $31 million and $7.3 billion). The Fund invests in growth equity securities; growth orientation emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average.
PMC invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index (as of December 31, 2014, this range was between approximately $19 million and $7.3 billion).
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Certain Investment Strategies and Related Risks of the Funds" as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.
Risk Applicable to the Acquiring Fund:
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

6

Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Funds for the fiscal year ended December 31, 2013; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2013; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending December 31, 2013 assuming that the Reorganization had taken place at the commencement of that fiscal year, and (d) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2013, assuming that the Reorganization under both Proposals 1 and 2 had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expense Ratio	Fee Waiver	Total Operating Expenses After Fee Waiver
(a) SmallCap Growth Account II (Acquired Fund)
1	1.00%	N/A	0.05%	–	1.05%	(0.10)%(1)	0.95%
2	1.00%	0.25%	0.05%	–	1.30%	(0.10)%(1)	1.20%
(b) SmallCap Blend Account ( Acquiring Fund)
1	0.85%	N/A	0.02%	0.10%	0.97%	–	0.97%
2	0.85%	0.25%	0.02%	0.10%	1.22%	–	1.22%
(c) SmallCap Blend Fund (Acquiring Fund) (Pro forma assuming Reorganization)
1	0.85%	N/A	0.01%	0.10%	0.96%	–	0.96%
2	0.85%	0.25%	0.01%	0.10%	1.21%	–	1.21%
(d) SmallCap Blend Fund (Acquiring Fund) (Pro forma assuming Reorganization and second fund Reorganization under Proposal 2)
1	0.85%	N/A	0.01%	0.10%	0.96%	–	0.96%
2	0.85%	0.25%	0.01%	0.10%	1.21%	–	1.21%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending April 30, 2016. The fee waiver will reduce the Fund's Management Fees by 0.10% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Growth Account II (Acquired Fund)	Class 1	$97	$321	$566	$1,270
	Class 2	122	399	700	1,556

SmallCap Blend Account (Acquiring Fund)	Class 1	99	309	536	1,190
	Class 2	124	387	670	1,477

SmallCap Blend Account (Acquiring Fund)	Class 1	98	306	531	1,178
(Pro forma assuming Reorganization)	Class 2	124	387	670	1,477

SmallCap Blend Account (Acquiring Fund)	Class 1	98	306	531	1,178
(Pro forma assuming Reorganization and second fund Reorganization under Proposal 2)	Class 2	124	387	670	1,477
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 72.8% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 78.1%.

7

Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

SmallCap Growth Account II (Acquired Fund)	SmallCap Blend Account (Acquiring Fund)
First $100 million 1.00% Next $100 million 0.95% Next $100 million 0.90% Next $100 million 0.85% Over $400 million 0.80%	First $100 million 0.85% Next $100 million 0.80% Next $100 million 0.75% Next $100 million 0.70% Over $400 million 0.65%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013.
Performance
The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how the Acquired Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
Performance of the Class 2 shares of the SmallCap Growth Account II for periods prior to inception of the class (January 8, 2007) reflects performance of the Class 1 shares, which have the same investments as Class 2 shares, but has been adjusted downward to reflect the higher expenses of Class 2 shares.
For periods prior to the inception date of Class 2 Shares (February 17, 2015) of the SmallCap Blend Account, performance shown in the table for Class 2 shares is based on the performance of the Fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 1, 1998.
Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)
SmallCap Growth Account II (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '12	18.63%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(28.78)%

Year-to-date return for the quarter ending September 30, 2014: (4.75)%

Average Annual Total Returns (%)
For the periods ended December 31, 2013	1 Year	5 Years	10 Years
SmallCap Growth Account II - Class 1 (inception 05/01/1998)	47.42%	22.34%	8.16%
SmallCap Growth Account II - Class 2 (inception 01/08/2007)	46.98%	22.02%	7.87%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	43.30%	22.58%	9.41%

8

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)
SmallCap Blend Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 '11	18.26%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(26.33)%

Year-to-date return for the quarter ending September 30, 2014: (3.35)%

Average Annual Total Returns (%)
For the periods ended December 31, 2013	1 Year	5 Year	10 Year
SmallCap Blend Account - Class 1 (inception 05/01/1998)	47.81%	20.46%	8.96%
SmallCap Blend Account - Class 2 (inception 02/17/2015)	47.46%	20.17%	8.70%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	38.82%	20.08%	9.07%
Reasons for the Reorganization
The Board believes that the reorganization will serve the best interests of the shareholders of both the Acquired and Acquiring Funds. The Board believes that the Reorganization of the Acquired Fund into the Acquiring Fund under Proposal 1 will serve the best interests of the shareholders of both Funds. The Acquiring Fund has outperformed the Acquired Fund over the one-, three-, and five-year periods ended September 30, 2014. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Acquiring Fund also has a lower advisory fee than the Acquired Fund. The Board noted that, although the Annual Fund Operating Expenses table for this prospectus/proxy shows the Acquiring Fund having an expense ratio higher than that of the Acquired Fund post-reorganization, that the expense ratios includes an item entitled "Acquired Fund Fees and Expenses" ("AFFE"). The Board noted that a fund whose expense ratio includes AFFE does not actually pay the AFFE from its assets as an expense, as is the case with expenses other than AFFE that are included in the Annual Fund Operating Expenses table, but rather experiences the effect of AFFE on the performance of the fund. The Board believes that the Acquiring Fund is expected to have a lower expense ratio post-reorganization than the Acquired Fund when the expense ratios of the two funds are compared on a consistent basis. The Board believes combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

9

Board Consideration of the Reorganization
At its December 9, 2014 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	the estimated out-of-pocket expenses to be paid by the Acquired Fund related to the Reorganization;

(6)	comparative investment performance of and other information pertaining to the Funds;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;

(10)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(11)
the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;

(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)
the Acquiring Fund has a lower advisory fee than the Acquired Fund and the Board noted that, although the Annual Fund Operating Expenses table for this prospectus/proxy shows the Acquiring Fund having an expense ratio higher than that of the Acquired Fund post-reorganization, that the expense ratios includes an item entitled "Acquired Fund Fees and Expenses" ("AFFE"). The Board noted that a fund whose expense ratio includes AFFE does not actually pay the AFFE from its assets as an expense, as is the case with expenses other than AFFE that are included in the Annual Fund Operating Expenses table, but rather experiences the effect of AFFE on the performance of the fund. The Board believes that the Acquiring Fund is expected to have a lower expense ratio post-reorganization than the Acquired Fund when the expense ratios of the two funds are compared on a consistent basis;

(4)	the Acquiring Fund has outperformed the Acquired Fund for the one-, three-, and five-year periods ended September 30, 2014. ; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

10

PROPOSAL 2:
Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Value Account I into the SmallCap Blend Account
Shareholders of the SmallCap Value Account I (the "Acquired Fund") are being asked to approve the reorganization of the Acquired Fund into the SmallCap Blend Account (the "Acquiring Fund"). Under Proposal 1, the shareholders of a second Fund, the SmallCap Growth Account II, are being asked to approve the reorganization of that Fund into the Acquiring Fund.
Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in equity securities of companies with small market capitalizations. The Funds differ principally in that the Acquired Fund invests in securities with a value orientation while the Acquiring Fund invests in securities with a blend of value and growth orientations. Further, the Acquired Fund invests a portion of its assets pursuant to an enhanced index strategy as described below.

SmallCap Value Account I (Acquired Fund)	SmallCap Blend Account (Acquiring Fund)
Approximate Net Assets as of June 30, 2014 (unaudited)
$113,109,000	$67,870,000
Investment Advisor:	PMC (for both funds)
Sub-Advisors and Portfolio Managers:
J.P. Morgan	PGI
Phillip D. Hart has been with J.P. Morgan since 2003. Mr. Hart earned a B.A. in Economics from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.
Dennis S. Ruhl has been with J.P. Morgan since 1999. He earned B.S. degrees in Mathematics and Computer Science and an M.Eng. in Computer Science from Massachusetts Institute of Technology. Mr. Ruhl has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus has been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.
Brian W. Pattinson has been with PGI since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

PMC
Mariateresa Monaco has worked as a Portfolio Manager for Principal since 2009. Previously, she worked as a Portfolio Manager for Principal Global Investors, LLC, where she worked as a Portfolio Manager since 2005. She earned a master’s degree in Electrical Engineering from Politecnico di Torino, Italy, a master’s degree in Electrical Engineering from Northeastern University, and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

11

Comparison of Investment Objectives and Strategies
Investment Objective:	Both Funds seek to provide long-term growth of capital.
Principal Investment Strategies:
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified group of equity securities of U.S. companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Value Index (as of December 31, 2014, this range was between approximately $19 million and $5 billion). The Fund invests in value equity securities, an investment strategy that emphasizes buying equity securities that appear to be undervalued. The Fund invests in real estate investment trusts.
PMC invests between 10% and 35% of the Fund's assets in equity securities in an attempt to match or exceed the performance of the Fund's benchmark index (listed in the Average Annual Total Returns table) by purchasing securities in the index while slightly overweighting and underweighting certain individual equity securities relative to their weight in the index.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small market capitalizations at the time of each purchase. For this Fund, companies with small market capitalizations are those with market capitalizations within the range of companies comprising the Russell 2000® Index (as of December 31, 2014, this range was between approximately $19 million and $7.3 billion).
The Fund invests in equity securities with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these characteristics. Investing in value equity securities is an investment strategy that emphasizes buying equity securities that appear to be undervalued. The growth orientation selection emphasizes buying equity securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.
Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under "Certain Investment Strategies and Related Risks of the Funds" as well as in the Statement of Additional Information.
The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.
Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.
Risks Applicable to both Funds:
Equity Securities Risk. The value of equity securities could decline if the issuer’s financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.
Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.
Risks Applicable to the Acquired Fund:
Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the fund invests.
Real Estate Securities Risk. Real estate securities are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. Investing in securities of companies in the real estate industry, subjects a fund to the special risks associated with the real estate market including factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer.
Risk Applicable to the Acquiring Fund:
Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

12

Fees and Expenses of the Funds
Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended December 31, 2013; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended December 31, 2013; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending December 31, 2013 assuming that the Reorganization had taken place at the commencement of that fiscal year, and (d) the pro forma expense ratios of the Acquiring Fund for the fiscal year ended December 31, 2013, assuming that the Reorganization under both Proposals 1 and 2 had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expense Ratio	Fee Waiver	Total Operating Expenses
(a) SmallCap Value Account I (Acquired Fund)
1	1.09%	N/A	0.05%	0.09%	1.23%	(0.15)%(1)(2)	1.08%
2	1.09%	0.25%	0.05%	0.09%	1.48%	(0.15)%(1)(2)	1.33%
(b) SmallCap Blend Account ( Acquiring Fund)
1	0.85%	N/A	0.02%	0.10%	0.97%	–	0.97%
2	0.85%	0.25%	0.02%	0.10%	1.22%	–	1.22%
(c) SmallCap Blend Fund (Acquiring Fund) (Pro forma assuming Reorganization)
1	0.85%	N/A	0.01%	0.10%	0.96%	–	0.96%
2	0.85%	0.25%	0.01%	0.10%	1.21%	–	1.21%
(d) SmallCap Blend Fund (Acquiring Fund) (Pro forma assuming Reorganization and second fund Reorganization under Proposal 1)
1	0.85%	N/A	0.01%	0.10%	0.96%	–	0.96%
2	0.85%	0.25%	0.01%	0.10%	1.21%	–	1.21%

(1)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund's Management Fees through the period ending April 30, 2016. The fee waiver will reduce the Fund's Management Fees by 0.02% (expressed as a percent of average net assets on an annualized basis). It is expected that the fee waiver will continue through the period disclosed; however, Principal Variable Contracts Funds, Inc. and Principal, the parties to the agreement, may agree to terminate the fee waiver prior to the end of the period.

(2)
Principal Management Corporation ("Principal"), the investment advisor, has contractually agreed to limit the Fund’s expenses by paying, if necessary, expenses normally payable by the Fund, (excluding interest expense, expenses related to fund investments, acquired fund fees and expenses, and other extraordinary expenses) to maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.99% for Class 1 and 1.24% for Class 2 shares. It is expected that the expense limit will continue through the period ending April 30, 2016; however, Principal Variable Contracts, Inc. and Principal, the parties to the agreement, may agree to terminate the expense limit prior to the end of the period.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Value Account I (Acquired Fund)	Class 1	$110	$370	$656	$1,471
	Class 2	135	448	789	1,751

SmallCap Blend Account (Acquiring Fund)	Class 1	99	309	536	1,190
	Class 2	124	387	670	1,477

SmallCap Value Account I (Acquiring Fund)	Class 1	98	306	531	1,178
(Pro forma assuming Reorganization)	Class 2	124	387	670	1,477

SmallCap Blend Account (Acquiring Fund)	Class 1	98	306	531	1,178
(Pro forma assuming Reorganization and	Class 2	124	387	670	1,477
second fund Reorganization under Proposal 1)
Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 57.0% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 78.1%.

13

Investment Management Fees/Sub-Advisory Arrangements
Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

SmallCap Value Account I (Acquired Fund)	SmallCap Blend Account (Acquiring Fund)
First $100 million 1.10% Next $100 million 1.05% Next $100 million 1.00% Next $100 million 0.95% Over $400 million 0.90%	First $100 million 0.85% Next $100 million 0.80% Next $100 million 0.75% Next $100 million 0.70% Over $400 million 0.65%
The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and Acquiring Funds is available in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013.
Performance
The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how each Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.
For periods prior to the inception date of Class 2 Shares (February 17, 2015) of the SmallCap Blend Account, performance shown in the table for Class 2 shares is based on the performance of the Fund's Class 1 shares adjusted to reflect the fees and expenses of the Class 2 shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Class 1 shares, which were first sold on May 1, 1998.
Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)
SmallCap Value Account I (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q3 ‘09	21.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(25.12)%

Year-to-date return for the quarter ending September 30, 2014: (3.45)%

Average Annual Total Returns
For the periods ended December 31, 2013	1 Year	5 Years	10 Years
SmallCap Value Account I - Class 1 (inception 05/01/1998)	39.76%	19.15%	8.67%
SmallCap Value Account I - Class 2 (inception 01/08/2007)	39.44%	18.86%	8.42%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	34.52%	17.64%	8.61%

14

Calendar Year Total Returns (%) as of 12/31 each year (Class 1 Shares)
SmallCap Blend Fund (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q4 '11	18.26%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	(26.33)%

Year-to-date return for the quarter ending September 30, 2014: (3.35)%

Average Annual Total Returns (%)
For the periods ended December 31, 2013	1 Year	5 Year	10 Year
SmallCap Blend Account - Class 1 (inception 05/01/1998)	47.81%	20.46%	8.96%
SmallCap Blend Account - Class 2 (inception 02/17/2015)	47.46%	20.17%	8.70%
Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	38.82%	20.08%	9.07%
Reasons for the Reorganization
The Board believes that the Reorganization will serve the best interests of the shareholders of both the Acquired and Acquiring Funds. The Acquiring Fund has outperformed the Acquired Fund over the one-, three- and five-year periods ended September 30, 2014. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Acquiring Fund has a lower advisory fee than the Acquired Fund and the Acquired Fund shareholders are expected to see lower overall net operating expense ratios with respect to all share classes. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

15

Board Consideration of the Reorganization
At its December 9, 2014 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	the estimated out-of-pocket expenses to be paid by the Acquired Fund related to the Reorganization;

(6)	comparative investment performance of and other information pertaining to the Funds;

(7)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;

(8)	the absence of any material differences in the rights of shareholders of the Funds;

(9)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;

(10)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(11)
the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(12)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(13)	the terms and conditions of the Plan; and

(14)	possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)
it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;

(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization;

(4)	the Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five-year periods ended September 30, 2014 ; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

16

INFORMATION ABOUT THE REORGANIZATION
Plans of Acquisition
The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plans attached as Appendix A to this Proxy Statement/Prospectus.
Under each Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be April 17, 2015, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.
Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and each Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, each Acquired Fund will be dissolved in accordance with applicable law.
The Plans may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Funds. The Board may abandon and terminate either or both of the Plans at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan(s) would not be in the best interests of the shareholders of any or all of the Funds.
Under the Plan related to the Reorganization of the SmallCap Growth Account II into the SmallCap Blend Account, the SmallCap Growth Account II will pay all expenses and out-of-pocket fees incurred and allocated to it in connection with the Reorganization. The SmallCap Growth Account II will pay these costs regardless of whether the Reorganization is consummated.
Under the Plan related to the Reorganization of the SmallCap Value Account I into the SmallCap Blend Account, the SmallCap Value Account I will pay all expenses and out-of-pocket costs incurred and allocated to it in connection with the transaction contemplated under this Plan. The SmallCap Value Account I will pay these costs regardless of whether the Reorganization is consummated.
If a Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of an Acquired Fund.

17

Description of the Securities to Be Issued
PVC is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PVC, and the Class 1 and Class 2 shares of common stock of the Acquiring Funds to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.
All shares of PVC have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.
The share classes of the Acquired Funds have the same rights with respect to the Acquired Funds that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.
Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.
Federal Income Tax Consequences
To be considered a tax-free "reorganization" under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), a reorganization must exhibit a continuity of business enterprise. Because, with respect to the reorganization under each of Proposal 1 and Proposal 2, the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free "reorganization" under applicable provisions of the Code. In the opinion of tax counsel to PVC, no gain or loss will be recognized by either of the Acquired Funds or their shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.
Capital Loss Carryforward. As of December 31, 2013, the SmallCap Growth Account II had an accumulated capital loss carryforwards of approximately $14,019,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as an Acquired Fund might have, and part of these losses may not be usable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward of an Acquired Fund currently are available only to shareholders of that Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.
Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Funds prior to and in connection with the Reorganization could result in the Acquired Funds incurring long-term and short-term capital gains. However, it is expected that the available capital loss carryforwards for the Acquired Funds, described above, will offset any such capital gains. To the extent any such capital gains are not offset, they will be passed through to the shareholders of the Acquired Funds and subject to taxation as described below.
Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.
The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

18

CAPITALIZATION
The following tables show as of June 30, 2014: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of June 30, 2014, the Acquired Fund and Acquiring Fund both had two outstanding classes of shares: Class 1 & Class 2 shares.
The Acquired Funds will pay any trading costs associated with disposing of any portfolio securities. These trading costs are estimated to be $111,000 for SmallCap Value Account I and $65,000 for SmallCap Growth Account II. The estimated gain (net of trading costs) would be approximately $19,008,000 ($3.82 per share) on a U.S. GAAP basis for SmallCap Value Account I. The estimated gain (net of trading costs) would be approximately $11,556,000 ($3.27 per share) on a U.S. GAAP basis for SmallCap Growth Account II.

		Net Assets (000s)	NAV	Shares (000s)
(1) SmallCap Growth Account II	Class 1	$112,974	$22.75	4,965
(Acquired Fund)	Class 2	135	22.62	6
		$113,109		4,971

(2) SmallCap Value Account I	Class 1	$61,124	$18.38	3,325
(Acquired Fund)	Class 2	3,813	18.04	211
		$64,937		3,536

(3) SmallCap Blend Account	Class 1	$67,870	$14.61	4,646
(Acquiring Fund)	Class 2	—		—
		$67,870		4,646

Reduction in net assets and decrease in net asset	Class 1	$(36)		(2)
values per share of the Acquired Fund to reflect the	Class 2	(1)		—	**
estimated expenses of the reorganization
(assuming the combination of (1) and (3))

Increase in shares outstanding of the Acquired Fund	Class 1			2,767
to reflect the exchange for shares of the Acquiring Fund.	Class 2			3
(assuming the combination of (1) and (3))

(3) SmallCap Blend Account	Class 1	$180,808	$14.61	12,376
(Acquiring Fund)	Class 2	135	14.61	9
(assuming the combination of (1) and (3))		$180,942		12,386

Reduction in net assets and decrease in net asset	Class 1	(22)		(1)
values per share of the Acquired Fund to reflect the	Class 2	*		**
estimated expenses of the reorganization
(assuming the combination of (2) and (3))

Increase in shares outstanding of the Acquired Fund	Class 1			858
to reflect the exchange for shares of the Acquiring Fund.	Class 2			50
(assuming the combination of (2) and (3))

(3) SmallCap Blend Account	Class 1	$128,972	$14.61	8,828
(Acquiring Fund)	Class 2	3,813	14.61	261
(assuming the combination of (2) and (3))		$132,785		9,089

Reduction in net assets and decrease in net asset	Class 1	$(58)		(3)
values per share of the Acquired Fund to reflect the	Class 2	(1)		**
estimated expenses of the reorganization
(assuming the combination of of (1), (2) and (3))

Increase in shares outstanding of the Acquired Fund	Class 1			3,625
to reflect the exchange for shares of the Acquiring Fund.	Class 2			53
(assuming the combination of of (1), (2) and (3))

(3) SmallCap Blend Account	Class 1	$241,910	$14.61	16,561
(Acquiring Fund)	Class 2	3,947	14.61	270
(assuming the combination of (1), (2) and (3))		$245,857		16,831

* Less than $500
** Less than 500 shares

19

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.
Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable.

INVESTMENT STRATEGIES AND RISKS	SMALLCAP BLEND	SMALLCAP GROWTH II	SMALLCAP VALUE I
Convertible Securities	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal	Non-Principal
Hedging	Non-Principal	Non-Principal	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal
Leverage	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal
Market Volatility and Issuer Risk(1)	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal
Real Estate Securities	Non-Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal
Small and Medium Market Capitalization Companies	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal

(1)
These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Convertible Securities. Convertible securities are usually fixed-income securities that a fund has the right to exchange for equity securities at a specified conversion price. Convertible securities could also include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers. The option allows the fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the fund could realize an additional $2 per share by converting its fixed-income securities.
Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
Depending on the features of the convertible security, the fund will treat a convertible security as either a fixed-income or equity security for purposes of investment policies and limitations because of the unique characteristics of convertible securities. Funds that invest in convertible securities may invest in convertible securities that are below investment grade. Many convertible securities are relatively illiquid.
Derivatives. A fund may invest in certain derivative strategies to earn income, manage or adjust the risk profile of the fund, replace more direct investments, or obtain exposure to certain markets. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

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There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from loss due to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts or currency swaps for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward and swap contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Generally, a fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the fund or the reference currency relates to an eligible investment for the fund.
The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed.
The risks associated with derivative investments include:

•
the risk that the underlying security, currency, interest rate, market index, or other financial asset will not move in the direction Principal Management Corporation ("Principal") and/or Sub-Advisor anticipated;

•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund's initial investment;

•	the possibility that the counterparty may fail to perform its obligations; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.
Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement.
A fund may enter into credit default swap agreements as a "buyer" or "seller" of credit protection. Credit default swap agreements involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Credit default swaps can increase credit risk because the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
Forward, swap, and futures contracts are subject to special risk considerations. The primary risks associated with the use of these contracts are (a) the imperfect correlation between the change in market value of the instruments held by the fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market for a forward, swap, or futures contract and the resulting inability to close a forward, swap, or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the sub-advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates, asset values, and other economic factors; (e) the possibility that the counterparty will default in the performance of its obligations; and (f) if the fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the fund may have to sell securities at a time when it may be disadvantageous to do so.
For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the fund to deliver or receive currency.
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.
Equity Securities. Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant grants its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the fund’s portfolios and their related indexes will change over time and, the fund will not automatically sell a security just because it falls outside of the market capitalization range of its index(es). Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

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Exchange Traded Funds ("ETFs"). Generally, ETFs invest in a portfolio of stocks, bonds or other assets. Often ETFs are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. A fund could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities or for other reasons. The risks of owning an ETF generally reflect the risks of owning the underlying securities or other assets they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.
Fixed-Income Securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include corporate bonds, convertible securities, mortgage-backed securities, U.S. government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

•
Interest Rate Changes:  Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline. Average duration is a mathematical calculation of the average life of a bond (or bonds in a bond fund) that serves as a useful measure of its price risk. Duration is an estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. For example, if a fund has an average duration of 4 years and interest rates rise by 1%, the value of the bonds held by the fund will decline by approximately 4%, and if the interest rates decline by 1%, the value of the bonds held by the fund will increase by approximately 4%. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. Duration, which measures price sensitivity to interest rate changes, is not necessarily equal to average maturity.

•
Credit Risk:  Fixed-income security prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due.

Foreign Securities. Principal defines foreign securities as those issued by:

•	companies with their principal place of business or principal office outside the U.S. or

•	companies whose principal securities trading market is outside the U.S.
Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.
Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of fund assets is not invested and earning no return. If a fund is unable to make intended security purchases due to settlement problems, the fund may miss attractive investment opportunities. In addition, a fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.
With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a fund's investments in those countries. In addition, a fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.
Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the fund intends to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may reduce the liquidity of a fund's portfolio. The fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.
A fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities risks to which they relate.

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Hedging. Hedging is a strategy that can be used to limit or offset investment risk. The success of a fund’s hedging strategy will be subject to the Sub-Adviser’s ability to correctly assess the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged. Since the characteristics of many securities change as markets change or time passes, the success of a fund’s hedging strategy will also be subject to the Sub-Adviser’s ability to continually recalculate, readjust, and execute hedges in an efficient and timely manner. For a variety of reasons, the Sub-Adviser may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent a fund from achieving the intended hedge or expose a fund to risk of loss. In addition, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.
Initial Public Offerings ("IPOs"). An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading, and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.
When a fund's asset base is small, a significant portion of the fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the fund. As the fund's assets grow, the effect of the fund's investments in IPOs on the fund's performance probably will decline, which could reduce the fund's performance. Because of the price volatility of IPO shares, a fund may choose to hold IPO shares for a very short period. This may increase the turnover of the fund's portfolio and lead to increased expenses to the fund, such as commissions and transaction costs. By selling IPO shares, the fund may realize taxable gains it will subsequently distribute to shareholders.
Leverage. If a fund makes investments in futures contracts, forward contracts, swaps and other derivative instruments, these instruments provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. If a fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the fund. The net asset value of a fund employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the fund to pay interest. Leveraging may cause a fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. To the extent that a fund is not able to close out a leveraged position because of market illiquidity, a fund’s liquidity may be impaired to the extent that it has a substantial portion of liquid assets segregated or earmarked to cover obligations.
Liquidity Risk. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, high yield bonds and bank loans or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
Management Risk. If a Sub-Advisor's investment strategies do not perform as expected, the fund could underperform other funds with similar investment objectives or lose money.

•
Active Management: The performance of a fund that is actively managed will reflect in part the ability of Principal and/or Sub-Advisor(s) to make investment decisions that are suited to achieving the fund's investment objective. Actively managed funds are prepared to invest in securities, sectors, or industries differently from the benchmark.

•
Passive Management: Index funds use a passive, or indexing, investment approach. Pure index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance. Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may be affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index. Some index funds may invest in index futures and/or exchange traded funds on a daily basis to gain exposure to the Index in an effort to minimize tracking error relative to the benchmark.

Market Volatility and Issuer Risk. The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. It is possible to lose money when investing in a fund.

23

Master Limited Partnerships. Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs (including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP was treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP was classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.
Portfolio Turnover. "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the fund) and may lower the fund's performance. Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs.
Preferred Securities. Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate) and typically have "preference" over common stock in payment priority and the liquidation of a company's assets - preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are typically ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed-income payments are expected to be the primary source of long-term investment return. While some preferred securities are issued with a final maturity date, others are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without triggering an event of default for the issuer. In addition, an issuer of preferred securities may have the right to redeem the securities before their stated maturity date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may reduce the return of the security held by the fund. Preferred securities may be subject to provisions that allow an issuer, under certain circumstances to skip (indefinitely) or defer (possibly up to 10 years) distributions. If a fund owns a preferred security that is deferring its distribution, the fund may be required to report income for tax purposes while it is not receiving any income.
Preferred securities are typically issued by corporations, generally in the form of interest or dividend bearing instruments, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The preferred securities market is generally divided into the $25 par "retail" and the $1,000 par "institutional" segments. The $25 par segment includes securities that are listed on the New York Stock Exchange (exchange traded), which trade and are quoted with accrued dividend or interest income, and which are often callable at par value five years after their original issuance date. The institutional segment includes $1,000 par value securities that are not exchange-listed (over the counter), which trade and are quoted on a "clean" price, i.e., without accrued dividend or interest income, and which often have a minimum of 10 years of call protection from the date of their original issuance. Preferred securities can also be issued by real estate investment trusts and involve risks similar to those associated with investing in real estate investment trust companies.
Real Estate Investment Trusts. Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.
Investment in REITs involves risks similar to those associated with investing in small market capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.
Real Estate Securities, Investing in securities of companies in the real estate industry subjects a fund to the special risks associated with the real estate market and the real estate industry in general. Generally, companies in the real estate industry are considered to be those that have principal activity involving the development, ownership, construction, management or sale of real estate; have significant real estate holdings, such as hospitality companies, healthcare facilities, supermarkets, mining, lumber and/or paper companies; and/or provide products or services related to the real estate industry, such as financial institutions that make and/or service mortgage loans and manufacturers or distributors of building supplies. Securities of companies in the real estate industry are sensitive to factors such as loss to casualty or condemnation, changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws.

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Repurchase Agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected fund bears a risk of loss. To minimize such risks, the fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized, and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.
Royalty Trusts. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could harm the performance and limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.
Small and Medium Market Capitalization Companies. Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.
Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.
Temporary Defensive Measures. From time to time, as part of its investment strategy, funds may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that a fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes, which are floating rate debt instruments without a fixed maturity. In addition, the fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.
There is no limit on the extent to which a fund may take temporary defensive measures. In taking such measures, a fund may fail to achieve its investment objective.
Multiple Classes of Shares
The Board of Directors of PVC has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Acquired and Acquiring Funds offer Class 1 and Class 2 shares. The shares are the same except for differences in class expenses, including any Rule 12b-1, excessive trading or other fees.
Costs of Investing in the Funds
Fees and Expenses of the Funds
The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur ongoing fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.
Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.
Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

•
Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class 2 shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.

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Distribution Plans and Intermediary Compensation
Distribution and/or Service (12b-1) Fees. Principal Funds Distributor, Inc. (the "Distributor") is the distributor for the shares of the Fund. The Distributor is an affiliate of Principal Life Insurance Company and with it is a subsidiary of Principal Financial Group, Inc. and member of the Principal Financial Group®.
The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for the Class 2 shares of the Funds. Under the 12b-1 Plan, each Fund makes payments from its assets attributable to the Class 2 shares to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Fund to the Distributor pursuant to the 12b-1 Plan regardless of the expenses incurred by the Distributor.
When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers are Class 2 shareholders for sales support services and for providing services to shareholders of that share class. Financial intermediaries may include, among others, broker-dealers, registered investment advisers, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies.
Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.
The maximum annualized Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders (as a percentage of average daily net assets) for the Class 2 shares of each of the Funds is 0.25%.
Payments under the 12b-1 Plan will not automatically terminate for Funds that are closed to new investors or to additional purchases by existing shareholders. The Fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 Plan if the Board directs the closure of an Fund.
Payments to Financial Professionals and Their Firms. Financial intermediaries receive compensation from the Distributor and its affiliates for marketing, selling, and/or providing services to variable annuities and variable life insurance contracts that invest in the Funds. Financial intermediaries also receive compensation for marketing, selling, and/or providing services to certain retirement plans that offer the Funds as investment options. Financial intermediaries may include, among others, broker/dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Financial Professionals who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the Funds pay to the Distributor. Individual Financial Professionals may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.
Ongoing Payments. In the case of Class 2 shares, and pursuant to the Rule 12b-1 Plan applicable to the Class 2 shares, the Distributor generally makes ongoing payments to your financial intermediary at an annual rate of 0.25% of average net assets attributable to your indirect investment in the Funds. In addition, the Distributor or Principal may make from its own resources ongoing payments to an insurance company, which payments will generally not exceed 0.27% of the average net assets of the Funds held by the insurance company in its separate accounts. The payments are for distribution support and/or administrative services and may be made with respect to either or both classes of shares of the Funds.
Other Payments to Intermediaries. In addition to any commissions that may be paid at the time of sale and ongoing payments, the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell variable annuities and variable life insurance contracts that may be funded by shares of the Funds, or may sell shares of the Funds to retirement plans for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed 0.25% of the current year’s sales of applicable variable annuities and variable life insurance contracts that may be funded by account shares, or 0.25% of the current year’s sales of Fund shares to retirement plans by that financial intermediary.
Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, due diligence trips, training and marketing efforts related to the Funds for the financial intermediary's personnel and/or their clients and potential clients. Such activities may be sponsored by financial intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals. In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket") charges and general marketing expenses.
For more information, see the Statement of Additional Information (SAI). See also the section titled "Certain Information Common to All Funds - Payments to Broker-Dealers and Other Financial Intermediaries" in this Prospectus.
Your variable life insurance or variable annuity contract or your retirement plan may impose other charges and expenses, some of which may also be used in connection with the sale of such contracts in addition to those described in the Prospectus. The amount and applicability of any insurance contract fee are determined and disclosed separately within the prospectus for your insurance contract.
The payments described in this prospectus may create a conflict of interest by influencing your Financial Professional or your financial intermediary to recommend one variable annuity, variable life insurance policy or mutual fund over another, or to recommend one Fund or share class of the Fund over another Fund or share class. Ask your Financial Professional or visit your financial intermediary's website for more information about the total amounts paid to them by Principal and its affiliates, and by sponsors of other mutual funds your Financial Professional may recommend to you.
Your financial intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

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Pricing of Fund Shares
Each Fund’s shares are bought and sold at the current net asset value ("NAV") per share. Each Fund’s NAV is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. The NAV is determined at the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in proper form.
For all Funds, the NAV is calculated by:

•	taking the current market value of the total assets of the Fund

•	subtracting liabilities of the Fund

•	dividing the remainder proportionately into the classes of the Fund

•	subtracting the liabilities of each class

•	dividing the remainder by the total number of shares owned in that class.
Notes:

•
If market quotations are not readily available for a security owned by an Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

•
An Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities traded outside of the Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

•
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•
Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares
Principal Variable Contracts Funds, Inc. offers funds in two share classes: 1 and 2. Funds available in multiple share classes have the same investments, but differing expenses. Classes 1 and 2 shares are available in this prospectus.
Shares are purchased from the Fund’s principal underwriter ("Distributor") on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There are no sales charges on shares of the Funds; however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Funds.
The Fund, at its discretion, may permit the purchase of shares using securities as consideration (a purchase in-kind) in accordance with procedures approved by the Fund’s Board of Directors. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Shareholder accounts for each Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Fund as evidence of ownership of Fund shares. Share certificates are not issued.

Note:
No salesperson, broker-dealer or other person is authorized to give information or make representations about an Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by the Principal Variable Contracts Funds, Inc., an Fund, Principal, any Sub-Advisor, or PFD.

Sale of Fund Shares
Variable contracts owners should refer to the variable contract product prospectus for details on how to allocate policy or contract value. Qualified plan participants should refer to the qualified plan documents.
Each Fund sells its shares upon request on any business day (normally any day when the New York Stock Exchange is open for regular trading) upon request through the insurance company issuing the variable annuity, variable life contract, or the trustees or administrators of the qualified retirement plan offering the Fund. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.
Sale proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended up to seven days, as permitted by federal securities law, during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for reasons other than weekends and holidays or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.

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If payments are delayed and the instruction is not canceled by the shareholder’s written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.
In addition, payments on surrender requests submitted before a related premium payment made by check has cleared may be delayed up to seven days. This permits payment to be collected on the check.
Distributions in Kind. The Fund may determine that it would be detrimental to the remaining shareholders of an Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the accounts may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund’s portfolio in lieu of cash. If an Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Frequent Trading and Market Timing (Abusive Trading Practices)
The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions ("excessive trading") of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, do not purchase shares of these Funds.
Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Fund and

•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and

•	Increase expenses of the Fund due to:

•	increased broker-dealer commissions and

•	increased recordkeeping and related costs.
If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying Funds in which the funds of funds (for example, Diversified Balanced Account, Diversified Balanced Managed Volatility Account, Diversified Growth Account, Diversified Growth Managed Volatility Account, Diversified Income Account, Principal LifeTime Accounts or Strategic Asset Management Portfolios) invest could flow through to the funds of funds as they would for any fund shareholder.
Certain Funds may be at greater risk of harm due to frequent purchase and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. This risk is particularly relevant to the Diversified International and International Emerging Market Accounts. The Fund has adopted fair valuation procedures. These procedures are intended to discourage market timing transactions in shares of the Funds.
As the Funds are only available through variable annuity or variable life contracts or to qualified retirement plans, the Fund must rely on the insurance company that issues the contract, or the trustees or administrators of qualified retirement plans, ("intermediary") to monitor customer trading activity to identify and take action against excessive trading. There can be no certainty that the intermediary will identify and prevent excessive trading in all instances. When an intermediary identifies excessive trading, it will act to curtail such trading in a fair and uniform manner. If an intermediary is unable to identify such abusive trading practices, the abuses described above may negatively impact the Funds.
If an intermediary, or the Fund, deems excessive trading practices to be occurring, it will take action that may include, but is not limited to:

•	Rejecting exchange instructions from a shareholder or other person authorized by the shareholder to direct exchanges;

•
Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier, or by telephone;

•	Limiting the dollar amount of an exchange and/or the number of exchanges during a year;

•
Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and

•	Taking such other action as directed by the Fund.
The Fund Board of Directors has found the imposition of a redemption fee with respect to redemptions from Class 1 and Class 2 shares of the Funds is neither necessary nor appropriate in light of measures taken by intermediaries through which such shares are currently available. Each intermediary’s excessive trading policies and procedures will be reviewed by Fund management prior to making shares of the Fund available through such intermediary to determine whether, in management’s opinion, such procedures are reasonably designed to prevent excessive trading in Fund shares.
In order to prevent excessive trading, the Fund has reserved the right to accept or reject, without prior written notice, any exchange requests (an exchange request is a redemption request coupled with a request to purchase shares with the proceeds of the redemption; such restriction applies to the purchase of fund shares in an exchange request and does not restrict a shareholder from requesting a redemption). In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, the intermediary will reverse an exchange (within one business day of the exchange) and return the account holdings to the positions held prior to the exchange. The intermediary will give you notice in writing in this instance.

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Dividends and Distributions
The Funds earn dividends, interest, and other income from investments and distribute this income (less expenses) as dividends. The Funds also realize capital gains from investments and distribute these gains (less any losses) as capital gain distributions. The Funds normally make dividends and capital gain distributions at least annually, in August. Dividends and capital gain distributions are automatically reinvested in additional shares of the Fund making the distribution.
Tax Considerations
The Fund intends to comply with applicable variable asset diversification regulations. If the Fund fails to comply with such regulations, contracts invested in the Fund will not be treated as annuity, endowment, or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their tax advisors regarding the status of their contracts under state and local tax laws.
Portfolio Holdings Information
A description of PVC’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.
VOTING INFORMATION
Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Variable Contracts Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.
Voting rights. Only shareholders of record at the close of business on January 30, 2015 (the "Record Date"), are entitled to vote. The shareholders of each class of shares of each Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a "Majority of the Outstanding Voting Securities," which is a term defined in the 1940 Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. The approval of one Reorganization is not contingent upon approval of any other Reorganization.
The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading "Outstanding Shares and Share Ownership".
Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.
In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.
Solicitation procedures. PVC intends to solicit proxies by mail. Officers or employees of PVC, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.
Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the Acquired Funds.

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OUTSTANDING SHARES AND SHARE OWNERSHIP
The following table shows as of January 30, 2015, the Record Date, the number of shares outstanding for each class of the Acquired and Acquiring Funds:

SmallCap Growth Account II            SmallCap Value Account I            SmallCap Blend Account
(Acquired Fund)            (Acquired Fund)            (Acquiring Fund)

Shares            Shares            Shares
Share Class        Outstanding    Share Class        Outstanding    Share Class        Outstanding

1        1        1
2        2        2
TO BE FILED BY AMENDMENT.

As of the January 30, 2015 Record Date, the Directors and Officers of PVC together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.
As of the January 30, 2015 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

Percentage
Acquiring    Share        of
Fund    Class    Name/Address of Shareholder    Ownership

TO BE FILED BY AMENDMENT.
As of the January 30, 2015 Record Date, the following persons owned of record, or were known by PVC to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquired Funds:

Percentage
Acquired    Share        of
Fund    Class    Name/Address of Shareholder    Ownership

TO BE FILED BY AMENDMENT.

30

FINANCIAL HIGHLIGHTS
The financial highlights table for each of the Acquired Funds and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ended April 30, 2014. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended December 31, 2009, through December 31, 2013, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2014, has not been audited.

31

FINANCIAL HIGHLIGHTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
(unaudited)

Selected date for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Period
SMALLCAP BLEND ACCOUNT
Class 1 shares
2014(c)	$13.79	$0.01	$0.81	$0.82	$–	$–	$14.61
2013	9.36	0.04	4.43	4.47	(0.04)	(0.04)	13.79
2012	8.16	0.07	1.13	1.20	–	–	9.36
2011	8.31	(0.01)	(0.11)	(0.12)	(0.03)	(0.03)	8.16
2010	6.72	0.03	1.59	1.62	(0.03)	(0.03)	8.31
2009	5.54	0.04	1.18	1.22	(0.04)	(0.04)	6.72
SMALLCAP GROWTH ACCOUNT II
Class 1 shares
2014(c)	18.31	(0.05)	0.12	0.07	–	–	18.38
2013	12.42	(0.10)	5.99	5.89	–	–	18.31
2012	10.68	(0.06)	1.80	1.74	–	–	12.42
2011	11.17	(0.08)	(0.41)	(0.49)	–	–	10.68
2010	8.80	(0.05)	2.42	2.37	–	–	11.17
2009	6.68	(0.05)	2.17	2.12	–	–	8.80
Class 2 shares
2014(c)	17.99	(0.07)	0.12	0.05	–	–	18.04
2013	12.24	(0.14)	5.89	5.75	–	–	17.99
2012	10.54	(0.09)	1.79	1.70	–	–	12.24
2011	11.06	(0.11)	(0.41)	(0.52)	–	–	10.54
2010	8.73	(0.08)	2.41	2.33	–	–	11.06
2009	6.65	(0.07)	2.15	2.08	–	–	8.73
SMALLCAP VALUE ACCOUNT I
Class 1 shares
2014(c)	21.74	0.03	0.98	1.01	–	–	22.75
2013	15.72	0.14	6.08	6.22	(0.20)	(0.20)	21.74
2012	13.02	0.17	2.65	2.82	(0.12)	(0.12)	15.72
2011	13.52	0.09	(0.58)	(0.49)	(0.01)	(0.01)	13.02
2010	10.81	0.08	2.73	2.81	(0.10)	(0.10)	13.52
2009	9.51	0.09	1.42	1.51	(0.21)	(0.21)	10.81
Class 2 shares
2014(c)	21.64	0.01	0.97	0.98	–	–	22.62
2013	15.67	0.09	6.07	6.16	(0.19)	(0.19)	21.64
2012	12.99	0.13	2.64	2.77	(0.09)	(0.09)	15.67
2011	13.52	0.05	(0.58)	(0.53)	–	–	12.99
2010	10.82	0.06	2.73	2.79	(0.09)	(0.09)	13.52
2009	9.51	0.07	1.42	1.49	(0.18)	(0.18)	10.82

32

Total Return (b)	Net Assets, End of Period (in thousands)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

5.95%(d)	$67,870	0.87%(e)	0.14%(e)	73.1%(e)
47.81	64,785	0.87	0.38	78.1
14.71	47,469	0.89	0.76	94.5
(1.47)	47,155	0.88	(0.09)	69.1
24.26	57,287	0.88	0.38	69.0
22.18	52,533	0.88	0.63	87.5

0.38 (d)	61,124	0.94 (e),(f)	(0.51)(e)	65.2 (e)
47.42	65,466	0.95 (f)	(0.65)	72.8
16.29	49,224	1.06 (f)	(0.53)	77.5
(4.39)	47,596	1.04 (f)	(0.75)	94.3
26.93	56,856	1.03 (f)	(0.59)	82.2
31.74	77,315	1.02 (f)	(0.68)	134.6

0.28 (d)	3,813	1.19 (e),(f)	(0.76)(e)	65.2 (e)
46.98	3,917	1.20 (f)	(0.90)	72.8
16.13	2,864	1.31 (f)	(0.78)	77.5
(4.70)	2,653	1.29 (f)	(0.99)	94.3
26.69	3,015	1.28 (f)	(0.82)	82.2
31.28	2,529	1.27 (f)	(0.93)	134.6

4.65 (d)	112,974	0.99 (e),(f)	0.31 (e)	57.0 (e)
39.76	117,194	0.99 (f)	0.75	57.0
21.73	101,259	0.99 (f)	1.19	43.2
(3.66)	100,321	0.99 (f)	0.70	72.2
26.06	114,144	0.99 (f)	0.70	63.8
16.20	133,755	1.00 (f)	0.99	75.9

4.53 (d)	135	1.24 (e),(f)	0.07 (e)	57.0 (e)
39.44	110	1.24 (f)	0.50	57.0
21.40	85	1.24 (f)	0.92	43.2
(3.89)	94	1.24 (f)	0.37	72.2
25.81	169	1.24 (f)	0.52	63.8
15.88	104	1.25 (f)	0.74	75.9

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Six months ended June 30, 2014
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Reflects Manager's contractual expense limit.

33

FINANCIAL STATEMENTS
The financial statements of the Acquiring Fund and the Acquired Funds included in PVC’s Annual Report to Shareholders for the fiscal year ended December 31, 2013 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Funds included in PVC’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2014 have also been incorporated by reference into the Statement of Additional Information. Copies of these reports are available on request as described above.
LEGAL MATTERS
Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Adam U. Shaikh, Esq., Assistant Counsel to PVC. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PVC, and for the Acquired Funds by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PVC.
OTHER INFORMATION
PVC is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PVC Fund must be received by PVC a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.
BY ORDER OF THE BOARD OF DIRECTORS
February ____, 2015
Des Moines, Iowa

34

Appendix A
FORM OF

PLAN OF ACQUISITION
SmallCap Growth Account II and
SmallCap Blend Account
The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the "Fund"), deems it advisable that the SmallCap Blend Account series of the Fund ("SCBA") acquire all of the assets of the SmallCap Growth Account II series of the Fund ("SCGII") in exchange for the assumption by SCBA of all of the liabilities of SCGII and shares issued by SCBA which are thereafter to be distributed by SCGII pro rata to its shareholders in complete liquidation and termination of SCGII and in exchange for all of SCGII’s outstanding shares.
SCGII will transfer to SCBA, and SCBA will acquire from SCGII, all of the assets of SCGII on the Closing Date and will assume from SCGII all of the liabilities of SCGII in exchange for the issuance of the number of shares of SCBA determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SCGII in complete liquidation and termination of SCGII and in exchange for all of SCGII’s outstanding shares. SCGII will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SCGII in proper form prior to the Closing Date shall be fulfilled by SCGII. Redemption requests received by SCGII thereafter will be treated as requests for redemption of those shares of SCBA allocable to the shareholder in question.
SCGII will declare, and SCBA may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, SCBA will issue to SCGII a number of full and fractional shares of SCBA, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of SCGII. The aggregate value of the net assets of SCGII and SCBA shall be determined in accordance with the then current Prospectus of SCBA as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2015, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SCBA or SCGII to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, SCGII shall (a) distribute on a pro rata basis to the shareholders of record of SCGII at the close of business on the Closing Date the shares of SCBA received by SCGII at the Closing in exchange for all of SCGII’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of SCBA to shareholders of SCGII, SCBA shall credit its books an appropriate number its shares to the account of each shareholder of SCGII. No certificates will be issued for shares of SCBA. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SCGII, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SCBA to be credited on the books of SCBA in respect of such shares of SCGII as provided above.
Prior to the Closing Date, SCGII shall deliver to SCBA a list setting forth the assets to be assigned, delivered and transferred to SCBA, including the securities then owned by SCGII and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SCBA pursuant to this Plan.
All of SCGII’s portfolio securities shall be delivered by SCGII’s custodian on the Closing Date to SCBA or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SCBA or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SCGII’s account at its custodian to SCBA’s account at its custodian. If on the Closing Date SCGII is unable to make good delivery to SCBA’s custodian of any of SCGII’s portfolio securities because such securities have not yet been delivered to SCGII’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SCGII shall deliver to SCBA’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SCBA, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SCBA.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SCGII and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SCGII no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SCGII.
Except as expressly provided otherwise in this Plan, SCGII will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2015.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Growth Account II

By:
Nora M. Everett, President

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap Blend Account

By:
Michael J. Beer, Executive Vice President

FORM OF

PLAN OF ACQUISITION
SmallCap Value Account I and
SmallCap Blend Account
The Board of Directors of Principal Variable Contracts Funds, Inc., a Maryland corporation (the "Fund"), deems it advisable that the SmallCap Blend Account series of the Fund ("SCBA") acquire all of the assets of the SmallCap Value Account I series of the Fund ("SCVI") in exchange for the assumption by SCBA of all of the liabilities of SCVI and shares issued by SCBA which are thereafter to be distributed by SCVI pro rata to its shareholders in complete liquidation and termination of SCVI and in exchange for all of SCVI’s outstanding shares.
SCVI will transfer to SCBA, and SCBA will acquire from SCVI, all of the assets of SCVI on the Closing Date and will assume from SCVI all of the liabilities of SCVI in exchange for the issuance of the number of shares of SCBA determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SCVI in complete liquidation and termination of SCVI and in exchange for all of SCVI’s outstanding shares. SCVI will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SCVI in proper form prior to the Closing Date shall be fulfilled by SCVI. Redemption requests received by SCVI thereafter will be treated as requests for redemption of those shares of SCBA allocable to the shareholder in question.
SCVI will declare, and SCBA may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.
On the Closing Date, SCBA will issue to SCVI a number of full and fractional shares of SCBA, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of SCVI. The aggregate value of the net assets of SCVI and SCBA shall be determined in accordance with the then current Prospectus of SCBA as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.
The closing of the transactions contemplated in this Plan (the "Closing") shall be held at the offices of Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2015, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the "Closing Date."
In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SCBA or SCVI to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.
As soon as practicable after the Closing, SCVI shall (a) distribute on a pro rata basis to the shareholders of record of SCVI at the close of business on the Closing Date the shares of SCBA received by SCVI at the Closing in exchange for all of SCVI’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.
For purposes of the distribution of shares of SCBA to shareholders of SCVI, SCBA shall credit its books an appropriate number its shares to the account of each shareholder of SCVI. No certificates will be issued for shares of SCBA. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SCVI, shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of SCBA to be credited on the books of SCBA in respect of such shares of SCVI as provided above.
Prior to the Closing Date, SCVI shall deliver to SCBA a list setting forth the assets to be assigned, delivered and transferred to SCBA, including the securities then owned by SCVI and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SCBA pursuant to this Plan.
All of SCVI’s portfolio securities shall be delivered by SCVI’s custodian on the Closing Date to SCBA or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an account in the name of SCBA or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SCVI’s account at its custodian to SCBA’s account at its custodian. If on the Closing Date SCVI is unable to make good delivery to SCBA’s custodian of any of SCVI’s portfolio securities because such securities have not yet been delivered to SCVI’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SCVI shall deliver to SCBA’s custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SCBA, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SCBA.
This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SCVI and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SCVI no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SCVI.
Except as expressly provided otherwise in this Plan, SCVI will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan, including, but not limited to, accountants’ fees, legal fees, registration fees, and printing expenses.
IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its ________ and __________ as of the _______th day of __________, 2015.

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Value Account I

By:
Nora M. Everett, President

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap Blend Account

By:
Michael J. Beer, Executive Vice President

PO BOX 55909
BOSTON, MA 02205-5909
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/PVCSC. Follow the on-line instructions. If you vote by internet, you do not have to return your voting instructions card.
Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instructions card.
Vote by Mail
Complete, sign and date your voting instructions card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - SMALLCAP GROWTH ACCOUNT II
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 10, 2015

The undersigned hereby instructs Principal Life Insurance Company (the “Insurance Company”) to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held April 10, 2015 at 10:00 a.m., Central Time, and any adjournments thereof, as indicated on the reverse side or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.

Check the appropriate box on the reverse side of this card, date the card and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated __________, 2015. Shares will be voted as you instruct. If no direction is made, voting will be FOR the proposal listed on the reverse side.

These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

NOTE:
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE, AND MAIL YOUR CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign.  If executed by a corporation, an authorized officer must sign.  Executors, administrators, and trustees should so indicate when signing

_____________________________    _____________________________    _____________________________
Signature     Signature (if held jointly)     Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - SMALLCAP GROWTH ACCOUNT II
Special Shareholder Meeting to Be Held on April 10, 2015

The Proxy Statement/Prospectus for this meeting is available at:
www.2voteproxy.com/PVCSC

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

The Board of Directors recommends that shareholders vote FOR the following proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ■

FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
SmallCap Growth Account II (the “Acquired Fund”) into the SmallCap Blend
Account (the "Acquiring Fund")

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR CARD TODAY.

PO BOX 55909
BOSTON, MA 02205-5909
Your Vote is Important!
Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/PVCSC. Follow the on-line instructions. If you vote by internet, you do not have to return your voting instructions card.
Vote by Telephone
Please call us toll free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instructions card.
Vote by Mail
Complete, sign and date your voting instructions card and return it promptly in the envelope provided.
Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. - SMALLCAP VALUE ACCOUNT I
Des Moines, Iowa 50392

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
APRIL 10, 2015

The undersigned hereby instructs Principal Life Insurance Company (the “Insurance Company”) to vote all shares of Principal Variable Contracts Funds, Inc. that are attributable to his or her variable annuity or variable life insurance contract at the Special Meeting of Shareholders to be held April 10, 2015 at 10:00 a.m., Central Time, and any adjournments thereof, as indicated on the reverse side or in the discretion of the Insurance Company upon such other matters as may properly come before the Meeting.

Check the appropriate box on the reverse side of this card, date the card and sign exactly as your name appears. Your signature acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus, both dated __________, 2015. Shares will be voted as you instruct. If no direction is made, voting will be FOR the proposal listed on the reverse side.

These voting instructions are solicited by the Insurance Company in connection with the solicitation of proxies by the Board of Directors of Principal Variable Contracts Funds, Inc.

NOTE:
PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS VOTING INSTRUCTIONS CARD. PLEASE MARK, SIGN, DATE, AND MAIL YOUR CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign.  If executed by a corporation, an authorized officer must sign.  Executors, administrators, and trustees should so indicate when signing

_____________________________    _____________________________    _____________________________
Signature     Signature (if held jointly)     Date

Important Notice Regarding the Availability of Proxy Materials for the
PRINCIPAL FUNDS, INC. - SMALLCAP VALUE ACCOUNT I
Special Shareholder Meeting to Be Held on April 10, 2015

The Proxy Statement/Prospectus for this meeting is available at:
www.2voteproxy.com/PVCSC

PLEASE VOTE YOUR PROXY TODAY!

TO VOTE YOUR PROXY BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR VIA THE INTERNET.

The Board of Directors recommends that shareholders vote FOR the following proposal.

TO VOTE, MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS: ■

FOR    AGAINST    ABSTAIN

1.	Approval of a Plan of Acquisition providing for the reorganization of the ☐ ☐ ☐
SmallCap Value Account I (the “Acquired Fund”) into the Principal
SmallCap Blend Account (the "Acquiring Fund")

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR CARD TODAY.

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
655 9th Street
Des Moines, Iowa 50392

STATEMENT OF ADDITIONAL INFORMATION

Dated: February ___, 2015

This Statement of Additional Information is available to the shareholders of the SmallCap Growth Account II and the SmallCap Value Account I (the "Acquired Funds"), in connection with the proposed reorganization of the Acquired Funds into the SmallCap Blend Account (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of Principal Variable Contracts Funds, Inc. ("PVC").
This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated February ___, 2015, relating to the Special Meeting of Shareholders of the Acquired Fund to be held on April 10, 2015. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 655 9th Street, Des Moines, Iowa 50392, or by calling toll free at 1-800-222-5852.
TABLE OF CONTENTS

(1)
Statement of Additional Information dated May 1, 2014 as amended and restated November 18, 2014, included in Post-Effective Amendment No. 93 to the registration statement on Form N-1A (File No. 002-35570) filed on November 12, 2014, and supplements thereto dated and filed on December 12, 2014 and January 9, 2015.

(2)	Audited Financial Statements of the Acquired Fund and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2013.

(3)	The unaudited financial statements of the Acquired Funds and the Acquiring Fund included in PVC's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2014.

(4)	Pro Forma Financial Statements
INFORMATION INCORPORATED BY REFERENCE
This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 002-35570; and 811-01944).

(1)
The Statement of Additional Information of Principal Variable Contracts Funds, Inc. (“PVC”) dated May 1, 2014 as amended and restated November 18, 2014, (including Supplements dated December 12, 2014 and January 9, 2015, and also filed via EDGAR those dates).

(2)
The financial statements of the Acquired Funds and the Acquiring Fund included in PVC's Annual Report to Shareholders for the fiscal year ended December 31, 2013, which have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on February 26, 2014.

(3)
The unaudited financial statements of the Acquired Funds and Acquiring Fund included in PVC’s Semi-Annual Report to Shareholders for the six-month period June 30, 2014, as filed on Form N-CSRS on August 27, 2014.

The Annual and Semi-Annual Reports to Shareholders of PVC are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS
On December 9, 2014 the Board of Directors of PVC approved a Plan of Acquisition whereby, the SmallCap Blend Account (the "Acquiring Fund") will acquire all the assets of the SmallCap Growth Account II and the SmallCap Value Account I (the "Acquired Funds"), subject to the liabilities of the Acquired Funds, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").
Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of June 30, 2014. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.
Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Fund incorporated by reference in the Statement of Additional Information.

Statements of Assets and Liabilities
Principal Variable Contracts Funds, Inc.
June 30, 2014 (unaudited)
Amounts in thousands
	SmallCap Value Account I	SmallCap Growth Account II	SmallCap Blend Account	Pro Forma Adjustments		Pro Forma SmallCap Blend Account
Investment in securities--at cost	$89,616	$54,959	$50,105	$—		$194,680
Assets
Investment in securities--at value	$114,466	$70,212	$67,763	$—		$252,441
Cash	21	6	6	—		33
Deposits with counterparty	351	200	51	—		602
Receivables:
Dividends and interest	175	13	51	—		239
Expense reimbursement from Manager	13	5	—	—		18
Fund shares sold	257	43	13	—		313
Investment securities sold	5,370	1,903	120	—		7,393
Variation margin on financial derivative instruments	28	16	8	—		52
Total Assets	120,681	72,398	68,012	—		261,091

Liabilities
Accrued management and investment advisory fees	100	52	46	—		198
Accrued distribution fees	—	1	—	—		1
Accrued directors'expenses	2	1	1	—		4
Accrued other expenses	23	12	6	—		41
Payables:
Fund shares redeemed	33	122	39	—		194
Investment securities purchased	5,647	1,974	50	—		7,671
Reorganization costs	—	—	—	59	(b)	59
Collateral obligation on securities loaned, at value	1,767	5,299	—	—		7,066
Total Liabilities	7,572	7,461	142	59		15,234
Net Assets Applicable to Outstanding Shares	$113,109	$64,937	$67,870	$(59)		$245,857

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$67,880	$58,863	$43,193	$—		$169,936
Accumulated undistributed (overdistributed) net investment income (loss)	1,117	(174)	285	(59)	(b)	1,169
Accumulated undistributed (overdistributed) net realized gain (loss)	19,144	(9,063)	6,723	—		16,804
Net unrealized appreciation (depreciation) of investments	24,968	15,311	17,669	—		57,948
Total Net Assets	$113,109	$64,937	$67,870	$(59)		$245,857

Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	100,000			100,000
Net Asset Value Per Share:
Class 1: Net Assets	$112,974	$61,124	$67,870	$(58)	(b)	$241,910
Shares issued and outstanding	4,965	3,325	4,646	3,626	(a)	16,561
Net asset value per share	$22.75	$18.38	$14.61			$14.61

Class 2: Net Assets	$135	$3,813	N/A	$(1)	(b)	$3,947
Shares issued and outstanding	6	211		53	(a)	270
Net asset value per share	$22.62	$18.04				$14.61

(a) Reflects new shares issued, net of retired shares of SmallCap Value Account I and SmallCap Growth Account II
(b) Reduction in net assets to reflect the estimated expenses of the Reorganization.

See accompanying notes.

STATEMENTS OF OPERATIONS
Principal Variable Contracts Funds, Inc.
Twelve Months Ended June 30, 2014 (unaudited)
Amounts in thousands	SmallCap Value Account I	SmallCap Growth Account II	SmallCap Blend Account	Pro Forma Adjustments		Pro Forma SmallCap Blend Account
Net Investment Income (Loss)
Income:
Dividends	$1,608	$175	$615	$—		$2,398
Withholding tax	(1)	—	—	—		(1)
Interest	2	1	—	—		3
Securities lending - net	18	57	—	—		75
Total Income	1,627	233	615	—		2,475
Expenses:
Management and investment advisory fees	1,240	659	527	(972)	(b)	1,454
Distribution Fees - Class 2	—	10	—	—		10
Custodian fees	48	24	8	(72)	(a)	8
Directors' expenses	4	3	4	—		11
Professional fees	3	3	3	(6)	(a)	3
Other expenses	1	—	—	—		1
Total Gross Expenses	1,296	699	542	(1,050)		1,487
Less: Reimbursement from Manager	22	66	—	—		88
Less: Reimbursement from Manager - Class 1	150	—	—	—		150
Total Net Expenses	1,124	633	542	(1,050)		1,249
Net Investment Income (Loss)	503	(400)	73	1,050		1,226

Net Realized and Unrealized Gain (Loss) on Investments and Futures
Net realized gain (loss) from:
Investment transactions	19,179	10,978	9,273	—		39,430
Futures contracts	1,081	559	211	—		1,851
Change in unrealized appreciation/depreciation of:
Investments	4,157	2,515	8,085	—		14,757
Futures contracts	152	71	9	—		232
Net Realized and Unrealized Gain (Loss) on Investments and Futures	24,569	14,123	17,578	—		56,270
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,072	$13,723	$17,651	$1,050		$57,496

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes.

Schedule of Investments
(unaudited)
June 30, 2014

INVESTMENT COMPANIES - 5.92%	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Publicly Traded Investment Fund - 5.92%
BlackRock Liquidity Funds FedFund Portfolio	—	$—	0	$—	1,597,158	$1,597	1,597,158	$1,597
BlackRock Liquidity Funds TempFund Portfolio *	1,935,894	1,936	1,566,174	1,566	0	0	3,502,068	3,502
Goldman Sachs Financial Square Funds - Government Fund (a), *	1,766,987	1,767	5,298,639	5,299	0	0	7,065,626	7,066
Goldman Sachs Financial Square Funds - Money Market Fund *	1,686,609	1,686	518,953	519	0	0	2,205,562	2,205
JP Morgan Prime Money Market Fund *	117,873	118	62,418	62	0	0	180,291	180
		$5,507		$7,446		$1,597		$14,550
TOTAL INVESTMENT COMPANIES		$5,507		$7,446		$1,597		$14,550
COMMON STOCKS - 96.73%	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Advertising - 0.02%
Harte-Hanks Inc *	1,769	$13	—	$—	—	$—	1,769	$13
Marchex Inc *	—	—	743	9	—	—	743	9
MDC Partners Inc *	661	14	—	—	—	—	661	14
Sizmek Inc (b),*	792	8	—	—	—	—	792	8
		$35		$9		$—		$44
Aerospace & Defense - 0.92%
AAR Corp *	15,868	438	—	—	—	—	15,868	438
Astronics Corp (b),*	—	—	10,411	588	—	—	10,411	588
Cubic Corp *	450	20	—	—	—	—	450	20
Curtiss-Wright Corp *	3,358	220	183	12	—	—	3,541	232
Ducommun Inc (b),*	241	6	94	2	—	—	335	8
Esterline Technologies Corp (b),*	787	91	—	—	—	—	787	91
GenCorp Inc (b),*	—	—	759	15	—	—	759	15
HEICO Corp *	—	—	982	51	—	—	982	51
Kaman Corp *	318	14	319	14	—	—	637	28
Kratos Defense & Security Solutions Inc (b),*	1,606	12	—	—	—	—	1,606	12
Moog Inc (b),*	1,987	144	98	7	—	—	2,085	151
Orbital Sciences Corp (b),*	1,489	44	—	—	—	—	1,489	44
Teledyne Technologies Inc (b),*	696	68	126	12	—	—	822	80
Triumph Group Inc *	7,300	510	—	—	—	—	7,300	510
		$1,567		$701		$—		$2,268
Agriculture - 0.18%
Alico Inc *	97	4	60	2	—	—	157	6
Alliance One International Inc (b),*	3,353	8	—	—	—	—	3,353	8
Andersons Inc/The *	6,277	324	373	19	—	—	6,650	343
Tejon Ranch Co (b),*	453	15	—	—	—	—	453	15
Universal Corp/VA *	508	28	—	—	—	—	508	28
Vector Group Ltd (c),*	886	18	677	14	—	—	1,563	32
		$397		$35		$—		$432
Airlines - 1.41%
Allegiant Travel Co *	—	—	194	23	—	—	194	23
Hawaiian Holdings Inc (b),*	34,600	474	1,020	14	—	—	35,620	488
JetBlue Airways Corp (b),*	5,128	56	793	8	—	—	5,921	64
Republic Airways Holdings Inc (b),*	28,195	306	—	—	—	—	28,195	306
SkyWest Inc *	35,613	435	—	—	—	—	35,613	435
Spirit Airlines Inc (b),*	—	—	27,557	1,743	6,290	398	33,847	2,141
		$1,271		$1,788		$398		$3,457
Apparel - 1.05%
Columbia Sportswear Co *	161	13	136	11	—	—	297	24
Crocs Inc (b),*	1,594	24	—	—	—	—	1,594	24
G-III Apparel Group Ltd (b),*	300	24	263	22	7,180	586	7,743	632
Iconix Brand Group Inc (b),*	9,026	387	232	10	11,000	472	20,258	869
Oxford Industries Inc *	—	—	213	14	—	—	213	14
RG Barry Corp *	2,248	43	15	—	—	—	2,263	43
Sequential Brands Group Inc (b),(c),*	—	—	301	4	—	—	301	4
Skechers U.S.A. Inc (b)	366	17	425	20	18,590	850	19,381	887
Steven Madden Ltd (b),*	—	—	874	30	—	—	874	30
Unifi Inc (b),*	567	16	—	—	—	—	567	16

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Apparel (continued)
Weyco Group Inc *	226	$6	—	$—	—	$—	226	$6
Wolverine World Wide Inc *	—	—	1,456	38	—	—	1,456	38
		$530		$149		$1,908		$2,587
Automobile Manufacturers - 0.01%
Wabash National Corp (b),*	—	—	1,012	14	—	—	1,012	14

Automobile Parts & Equipment - 1.30%
Accuride Corp (b),*	—	—	791	4	—	—	791	4
American Axle & Manufacturing Holdings Inc (b),*	—	—	995	19	—	—	995	19
Commercial Vehicle Group Inc (b),*	—	—	599	6	—	—	599	6
Cooper Tire & Rubber Co *	23,371	701	176	5	—	—	23,547	706
Cooper-Standard Holding Inc (b),*	312	21	—	—	—	—	312	21
Dana Holding Corp *	13,104	320	1,149	28	—	—	14,253	348
Dorman Products Inc (b),*	—	—	397	20	—	—	397	20
Douglas Dynamics Inc *	—	—	483	8	—	—	483	8
Federal-Mogul Holdings Corp (b),*	770	16	—	—	—	—	770	16
Gentherm Inc (b),*	—	—	510	23	—	—	510	23
Meritor Inc (b)	1,112	15	757	10	24,747	323	26,616	348
Modine Manufacturing Co (b),*	819	13	312	5	—	—	1,131	18
Remy International Inc *	6,226	145	—	—	—	—	6,226	145
Standard Motor Products Inc *	286	13	268	12	—	—	554	25
Strattec Security Corp *	—	—	61	4	—	—	61	4
Superior Industries International Inc *	880	18	—	—	—	—	880	18
Tenneco Inc (b),*	—	—	8,574	563	—	—	8,574	563
Titan International Inc *	920	15	—	—	—	—	920	15
Tower International Inc (b),*	—	—	303	11	23,840	878	24,143	889
		$1,277		$718		$1,201		$3,196
Banks - 9.60%
1st Source Corp *	1,581	48	—	—	—	—	1,581	48
American National Bankshares Inc *	291	6	—	—	—	—	291	6
Ameris Bancorp *	5,492	119	—	—	—	—	5,492	119
Ames National Corp *	347	8	—	—	—	—	347	8
Arrow Financial Corp *	406	11	—	—	—	—	406	11
BancFirst Corp *	273	17	—	—	—	—	273	17
BancorpSouth Inc *	2,373	58	—	—	—	—	2,373	58
Bank of Kentucky Financial Corp/The *	1,018	36	—	—	—	—	1,018	36
Bank of Marin Bancorp *	1,426	65	—	—	—	—	1,426	65
Bank of the Ozarks Inc *	388	13	36,510	1,221	—	—	36,898	1,234
BankUnited Inc	—	—	—	—	20,530	687	20,530	687
Banner Corp *	2,992	118	—	—	—	—	2,992	118
BBCN Bancorp Inc *	6,798	109	—	—	—	—	6,798	109
BNC Bancorp *	1,400	24	—	—	—	—	1,400	24
Boston Private Financial Holdings Inc *	5,819	78	—	—	—	—	5,819	78
Bridge Bancorp Inc *	417	10	—	—	—	—	417	10
Bryn Mawr Bank Corp *	508	15	—	—	—	—	508	15
Camden National Corp *	1,086	42	—	—	—	—	1,086	42
Capital Bank Financial Corp (b),*	528	12	—	—	—	—	528	12
Capital City Bank Group Inc *	474	7	—	—	—	—	474	7
Cardinal Financial Corp *	709	13	—	—	—	—	709	13
Cass Information Systems Inc *	—	—	244	12	—	—	244	12
Cathay General Bancorp *	6,518	167	—	—	—	—	6,518	167
Center Bancorp Inc	1,655	32	—	—	—	—	1,655	32
Century Bancorp Inc/MA *	128	5	—	—	—	—	128	5
Chemical Financial Corp *	2,728	77	—	—	—	—	2,728	77
Citizens & Northern Corp *	3,755	73	—	—	—	—	3,755	73
City Holding Co *	4,190	189	—	—	—	—	4,190	189
CNB Financial Corp/PA *	549	9	—	—	—	—	549	9
CoBiz Financial Inc *	1,912	21	39,073	421	—	—	40,985	442
Columbia Banking System Inc *	3,249	85	—	—	—	—	3,249	85
Community Bank System Inc *	2,101	76	—	—	—	—	2,101	76
Community Trust Bancorp Inc *	4,180	143	—	—	—	—	4,180	143
CommunityOne Bancorp (b),(c),*	3,100	30	—	—	—	—	3,100	30
ConnectOne Bancorp Inc *	500	25	—	—	—	—	500	25
CU Bancorp (b),*	358	7	—	—	—	—	358	7
Customers Bancorp Inc (b),*	17,002	341	16,426	329	—	—	33,428	670
CVB Financial Corp *	25,990	417	—	—	—	—	25,990	417

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Banks (continued)
Eagle Bancorp Inc (b),*	214	$7	380	$13	—	$—	594	$20
East West Bancorp Inc *	3,935	138	—	—	—	—	3,935	138
Enterprise Bancorp Inc/MA *	274	6	—	—	—	—	274	6
Enterprise Financial Services Corp *	8,429	152	—	—	—	—	8,429	152
Fidelity Southern Corp *	7,928	103	—	—	—	—	7,928	103
Financial Institutions Inc *	4,514	106	—	—	—	—	4,514	106
First Bancorp Inc/ME *	828	15	—	—	—	—	828	15
First BanCorp/Puerto Rico (b),*	12,629	69	—	—	—	—	12,629	69
First Bancorp/Troy NC *	2,348	43	—	—	—	—	2,348	43
First Busey Corp *	12,454	72	—	—	—	—	12,454	72
First Business Financial Services Inc *	941	45	—	—	—	—	941	45
First Citizens BancShares Inc/NC *	558	137	—	—	—	—	558	137
First Commonwealth Financial Corp *	33,675	311	—	—	—	—	33,675	311
First Community Bancshares Inc/VA *	6,560	94	—	—	—	—	6,560	94
First Connecticut Bancorp Inc/Farmington CT *	662	11	—	—	—	—	662	11
First Financial Bancorp *	7,621	131	—	—	—	—	7,621	131
First Financial Bankshares Inc *	602	19	448	14	—	—	1,050	33
First Financial Corp/IN *	1,711	55	—	—	—	—	1,711	55
First Internet Bancorp *	—	—	3,580	74	—	—	3,580	74
First Interstate BancSystem Inc *	13,765	374	—	—	10,740	292	24,505	666
First Merchants Corp *	9,892	209	—	—	3,269	69	13,161	278
First Midwest Bancorp Inc/IL *	9,850	167	—	—	—	—	9,850	167
First NBC Bank Holding Co (b),*	7,436	249	19,130	641	—	—	26,566	890
First of Long Island Corp/The	1,108	43	—	—	2,390	93	3,498	136
FirstMerit Corp *	56,995	1,126	—	—	—	—	56,995	1,126
FNB Corp/PA *	3,940	51	—	—	—	—	3,940	51
German American Bancorp Inc *	1,269	35	—	—	—	—	1,269	35
Glacier Bancorp Inc	1,840	52	—	—	12,147	345	13,987	397
Great Southern Bancorp Inc *	2,879	92	—	—	—	—	2,879	92
Guaranty Bancorp *	529	7	—	—	—	—	529	7
Hampton Roads Bankshares Inc (b),*	4,900	8	—	—	—	—	4,900	8
Hancock Holding Co *	1,997	71	—	—	—	—	1,997	71
Hanmi Financial Corp *	37,983	800	—	—	—	—	37,983	800
Heartland Financial USA Inc *	565	14	—	—	—	—	565	14
Heritage Commerce Corp *	802	7	—	—	—	—	802	7
Home BancShares Inc/AR *	—	—	645	21	—	—	645	21
Horizon Bancorp/IN *	3,226	70	—	—	—	—	3,226	70
Iberiabank Corp *	2,643	182	—	—	—	—	2,643	182
Independent Bank Corp/Rockland MA *	4,215	162	—	—	—	—	4,215	162
Independent Bank Group Inc *	—	—	88	5	—	—	88	5
International Bancshares Corp *	1,351	36	—	—	—	—	1,351	36
Lakeland Bancorp Inc *	1,401	15	—	—	—	—	1,401	15
Lakeland Financial Corp *	394	15	—	—	—	—	394	15
MainSource Financial Group Inc *	6,655	115	—	—	—	—	6,655	115
MB Financial Inc *	1,365	37	—	—	—	—	1,365	37
Mercantile Bank Corp *	647	15	—	—	—	—	647	15
Merchants Bancshares Inc/VT *	989	32	—	—	—	—	989	32
Metro Bancorp Inc (b),*	509	12	—	—	—	—	509	12
MidSouth Bancorp Inc *	314	6	—	—	—	—	314	6
MidWestOne Financial Group Inc *	251	6	—	—	—	—	251	6
National Bankshares Inc (c),*	254	8	—	—	—	—	254	8
National Penn Bancshares Inc *	12,120	129	—	—	—	—	12,120	129
NBT Bancorp Inc *	9,791	235	—	—	—	—	9,791	235
Northrim BanCorp Inc *	239	6	—	—	—	—	239	6
OFG Bancorp *	1,115	21	—	—	—	—	1,115	21
Old Line Bancshares Inc *	300	5	—	—	—	—	300	5
Old National Bancorp/IN *	2,527	36	—	—	—	—	2,527	36
Opus Bank (b),*	183	5	22,140	643	—	—	22,323	648
Pacific Continental Corp *	673	9	—	—	—	—	673	9
PacWest Bancorp *	3,100	134	9,250	399	—	—	12,350	533
Park National Corp (c),*	281	22	—	—	—	—	281	22
Park Sterling Corp *	7,200	47	—	—	—	—	7,200	47
Peapack Gladstone Financial Corp *	432	9	—	—	—	—	432	9
Penns Woods Bancorp Inc *	170	8	—	—	—	—	170	8
Peoples Bancorp Inc/OH *	3,762	99	—	—	—	—	3,762	99

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Banks (continued)
Peoples Financial Services Corp *	800	$41	—	$—	—	$—	800	$41
Pinnacle Financial Partners Inc *	17,844	704	—	—	—	—	17,844	704
Preferred Bank/Los Angeles CA (b),*	8,741	206	—	—	—	—	8,741	206
PrivateBancorp Inc	25,238	733	—	—	26,640	774	51,878	1,507
Prosperity Bancshares Inc *	1,692	106	—	—	—	—	1,692	106
Renasant Corp *	771	22	—	—	—	—	771	22
Republic Bancorp Inc/KY *	2,291	54	—	—	—	—	2,291	54
S&T Bancorp Inc *	739	18	—	—	—	—	739	18
Sandy Spring Bancorp Inc *	632	16	—	—	—	—	632	16
Seacoast Banking Corp of Florida (b),*	631	7	—	—	—	—	631	7
Sierra Bancorp *	4,758	75	—	—	—	—	4,758	75
Simmons First National Corp *	1,811	71	—	—	—	—	1,811	71
South State Corp *	2,240	137	—	—	—	—	2,240	137
Southside Bancshares Inc (c),*	3,114	90	—	—	—	—	3,114	90
Southwest Bancorp Inc *	16,964	289	—	—	—	—	16,964	289
Square 1 Financial Inc (b),*	1,700	32	17,838	339	—	—	19,538	371
State Bank Financial Corp *	795	13	—	—	—	—	795	13
Stock Yards Bancorp Inc *	1,824	55	—	—	—	—	1,824	55
Suffolk Bancorp (b),*	416	9	—	—	—	—	416	9
Susquehanna Bancshares Inc	15,231	161	—	—	49,790	526	65,021	687
Talmer Bancorp Inc (b)	643	9	9,249	128	16,600	229	26,492	366
Taylor Capital Group Inc (b),*	2,829	60	—	—	—	—	2,829	60
Texas Capital Bancshares Inc (b),*	583	31	224	12	—	—	807	43
Tompkins Financial Corp *	1,565	76	—	—	—	—	1,565	76
TowneBank/Portsmouth VA *	992	16	—	—	—	—	992	16
Trico Bancshares *	612	14	—	—	—	—	612	14
Tristate Capital Holdings Inc (b),*	3,100	44	—	—	—	—	3,100	44
TrustCo Bank Corp NY *	2,280	15	—	—	—	—	2,280	15
Trustmark Corp *	4,501	111	—	—	—	—	4,501	111
UMB Financial Corp *	9,775	620	—	—	—	—	9,775	620
Umpqua Holdings Corp *	4,224	76	—	—	—	—	4,224	76
Union Bankshares Corp *	3,695	94	—	—	—	—	3,695	94
United Bankshares Inc/WV *	1,444	47	—	—	—	—	1,444	47
United Community Banks Inc/GA	935	15	—	—	29,000	475	29,935	490
Univest Corp of Pennsylvania *	625	13	—	—	—	—	625	13
Valley National Bancorp *	4,869	48	—	—	—	—	4,869	48
VantageSouth Bancshares Inc (b),*	760	5	—	—	—	—	760	5
ViewPoint Financial Group Inc *	869	23	—	—	—	—	869	23
Walker & Dunlop Inc (b),*	623	9	—	—	—	—	623	9
Washington Trust Bancorp Inc *	349	13	—	—	—	—	349	13
Webster Financial Corp	6,385	201	—	—	24,755	781	31,140	982
WesBanco Inc *	14,056	436	—	—	6,800	211	20,856	647
West Bancorporation Inc *	6,683	102	—	—	—	—	6,683	102
Westamerica Bancorporation *	580	30	—	—	—	—	580	30
Western Alliance Bancorp (b)	854	20	595	14	20,600	490	22,049	524
Wilshire Bancorp Inc *	44,410	457	—	—	—	—	44,410	457
Wintrust Financial Corp *	1,077	50	—	—	—	—	1,077	50
Yadkin Financial Corp (b),*	5,700	107	—	—	—	—	5,700	107
		$14,382		$4,286		$4,972		$23,640
Beverages - 0.02%
Boston Beer Co Inc/The (b),*	—	—	119	27	—	—	119	27
Coca-Cola Bottling Co Consolidated *	—	—	96	7	—	—	96	7
Craft Brew Alliance Inc (b),*	248	3	203	2	—	—	451	5
Farmer Bros Co (b),*	—	—	138	3	—	—	138	3
National Beverage Corp (b),*	—	—	269	5	—	—	269	5
		$3		$44		$—		$47
Biotechnology - 3.23%
Acceleron Pharma Inc (b),(c)	—	—	372	13	1,580	54	1,952	67
Acorda Therapeutics Inc (b),*	—	—	591	20	—	—	591	20
Aegerion Pharmaceuticals Inc (b),*	5,000	160	422	13	—	—	5,422	173
Alder Biopharmaceuticals Inc (b),*	—	—	181	4	—	—	181	4
Alnylam Pharmaceuticals Inc (b),*	129	8	12,606	796	1,170	74	13,905	878
AMAG Pharmaceuticals Inc (b),*	255	5	335	7	—	—	590	12
ANI Pharmaceuticals Inc (b),*	—	—	6,026	207	—	—	6,026	207
Applied Genetic Technologies Corp/DE (b),(c),*	1,600	37	—	—	—	—	1,600	37
Ardelyx Inc (b),(c)	4,100	66	—	—	4,860	78	8,960	144
Arena Pharmaceuticals Inc (b),(c),*	—	—	3,164	18	—	—	3,164	18
ARIAD Pharmaceuticals Inc (b),(c),*	—	—	2,374	15	—	—	2,374	15
BIND Therapeutics Inc (b)	—	—	—	—	12,004	158	12,004	158
BioCryst Pharmaceuticals Inc (b),*	517	7	801	10	—	—	1,318	17

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Biotechnology (continued)
Bluebird Bio Inc (b)	—	$—	242	$9	1,958	$76	2,200	$85
Cambrex Corp (b),*	—	—	27,564	570	5,240	108	32,804	678
Celldex Therapeutics Inc (b),*	7,800	127	1,029	17	—	—	8,829	144
CTI BioPharma Corp (b),(c),*	—	—	3,078	9	—	—	3,078	9
Cubist Pharmaceuticals Inc (b)	—	—	—	—	1,610	112	1,610	112
Cytokinetics Inc (b),*	1,243	6	—	—	—	—	1,243	6
Cytokinetics Inc - Warrants (b),(d),(e)	—	—	—	—	12,207	—	12,207	—
Dendreon Corp (b),(c),*	—	—	3,738	9	—	—	3,738	9
Dicerna Pharmaceuticals Inc (b),(c),*	4,200	95	80	2	—	—	4,280	97
Dynavax Technologies Corp (b)	9,448	15	—	—	—	—	9,448	15
Eleven Biotherapeutics Inc (b),(c)	1,200	16	—	—	3,743	49	4,943	65
Emergent Biosolutions Inc (b),*	547	12	112	2	—	—	659	14
Endocyte Inc (b),(c),*	—	—	723	5	—	—	723	5
Enzo Biochem Inc (b),*	—	—	775	4	—	—	775	4
Epizyme Inc (b),(c),*	—	—	14,450	450	2,840	88	17,290	538
Exact Sciences Corp (b),(c),*	—	—	1,067	18	11,747	200	12,814	218
Exelixis Inc (b),(c),*	—	—	2,825	10	—	—	2,825	10
Fate Therapeutics Inc (b)	—	—	—	—	7,900	50	7,900	50
Five Prime Therapeutics Inc (b),(c),*	—	—	391	6	—	—	391	6
Foundation Medicine Inc (b),(c),*	—	—	316	8	—	—	316	8
Galena Biopharma Inc (b),*	—	—	2,672	8	—	—	2,672	8
Genocea Biosciences Inc (b)	—	—	—	—	4,619	87	4,619	87
Halozyme Therapeutics Inc (b),*	—	—	1,402	14	—	—	1,402	14
Idenix Pharmaceuticals Inc (b),(c),*	—	—	1,273	31	—	—	1,273	31
ImmunoGen Inc (b),(c),*	—	—	1,237	15	—	—	1,237	15
Inovio Pharmaceuticals Inc (b),(c),*	—	—	1,213	13	—	—	1,213	13
Insmed Inc (b)	—	—	499	10	6,510	130	7,009	140
Intercept Pharmaceuticals Inc (b),*	—	—	843	199	420	99	1,263	298
InterMune Inc (b),*	366	16	10,160	449	—	—	10,526	465
Intrexon Corp (b),(c),*	—	—	11,132	279	—	—	11,132	279
Isis Pharmaceuticals Inc (b),(c),*	—	—	9,341	321	—	—	9,341	321
Ligand Pharmaceuticals Inc (b),*	—	—	298	19	—	—	298	19
MacroGenics Inc (b),*	500	11	12,082	263	4,530	98	17,112	372
Marrone Bio Innovations Inc (b)	—	—	—	—	7,220	84	7,220	84
Medicines Co/The (b),*	3,515	102	921	27	—	—	4,436	129
Medivation Inc (b)	—	—	—	—	1,220	94	1,220	94
Merrimack Pharmaceuticals Inc (b),(c),*	—	—	1,247	9	—	—	1,247	9
Momenta Pharmaceuticals Inc (b),*	—	—	1,090	13	—	—	1,090	13
NewLink Genetics Corp (b)	—	—	—	—	2,490	66	2,490	66
Novavax Inc (b),*	—	—	3,014	14	—	—	3,014	14
NPS Pharmaceuticals Inc (b),*	264	9	13,006	430	6,614	219	19,884	658
OncoMed Pharmaceuticals Inc (b),*	—	—	286	7	—	—	286	7
OvaScience Inc (b),(c),*	—	—	9,961	91	—	—	9,961	91
Pacific Biosciences of California Inc (b),*	—	—	1,302	8	—	—	1,302	8
PDL BioPharma Inc (c),*	—	—	2,337	23	—	—	2,337	23
Peregrine Pharmaceuticals Inc (b),*	—	—	3,716	7	—	—	3,716	7
Prothena Corp PLC (b),*	539	12	130	3	—	—	669	15
Puma Biotechnology Inc (b),*	—	—	299	20	—	—	299	20
Repligen Corp (b),*	—	—	463	10	—	—	463	10
Retrophin Inc (b),*	—	—	481	6	—	—	481	6
RTI Surgical Inc (b),*	2,139	9	—	—	—	—	2,139	9
Sangamo BioSciences Inc (b),*	—	—	970	15	—	—	970	15
Seattle Genetics Inc (b)	—	—	—	—	1,950	75	1,950	75
Spectrum Pharmaceuticals Inc (b),(c),*	1,796	15	354	3	—	—	2,150	18
Sunesis Pharmaceuticals Inc (b),*	—	—	—	—	13,240	86	13,240	86
Synageva BioPharma Corp (b),(c),*	—	—	264	28	—	—	264	28
Theravance Biopharma Inc (b),*	—	—	282	9	—	—	282	9
Theravance Inc (b),(c),*	—	—	988	29	—	—	988	29
Ultragenyx Pharmaceutical Inc (b),(c),*	3,000	135	1,330	60	—	—	4,330	195
Verastem Inc (b),(c),*	—	—	17,651	160	—	—	17,651	160
Versartis Inc (b)	—	—	—	—	1,481	42	1,481	42
XOMA Corp (b),*	35,900	165	—	—	—	—	35,900	165
ZIOPHARM Oncology Inc (b),(c),*	—	—	1,909	8	—	—	1,909	8
		$1,028		$4,823		$2,127		$7,978
Building Materials - 0.99%
AAON Inc *	—	—	416	14	—	—	416	14

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Building Materials (continued)
Apogee Enterprises Inc *	—	$—	12,086	$421	—	$—	12,086	$421
Boise Cascade Co (b),*	—	—	500	14	—	—	500	14
Comfort Systems USA Inc *	1,055	17	226	4	—	—	1,281	21
Continental Building Products Inc (b),*	—	—	209	3	—	—	209	3
Drew Industries Inc *	—	—	333	17	—	—	333	17
Eagle Materials Inc *	—	—	—	—	2,740	258	2,740	258
Gibraltar Industries Inc (b),*	6,741	105	—	—	—	—	6,741	105
Griffon Corp *	1,131	14	190	2	—	—	1,321	16
Headwaters Inc (b),*	—	—	1,072	15	—	—	1,072	15
Louisiana-Pacific Corp (b),*	2,948	44	—	—	—	—	2,948	44
Masonite International Corp (b),*	533	30	—	—	—	—	533	30
Nortek Inc (b),(c),*	—	—	114	10	—	—	114	10
Patrick Industries Inc (b),*	—	—	157	7	—	—	157	7
PGT Inc (b),*	—	—	1,072	9	27,080	230	28,152	239
Quanex Building Products Corp *	805	14	—	—	—	—	805	14
Simpson Manufacturing Co Inc *	921	34	77	3	—	—	998	37
Texas Industries Inc (b),*	78	7	255	24	—	—	333	31
Trex Co Inc (b),*	—	—	38,916	1,122	—	—	38,916	1,122
Universal Forest Products Inc *	500	24	—	—	—	—	500	24
		$289		$1,665		$488		$2,442
Chemicals - 1.47%
A Schulman Inc *	7,865	304	154	6	—	—	8,019	310
Aceto Corp *	846	15	129	2	—	—	975	17
Axiall Corp *	9,016	426	—	—	4,240	201	13,256	627
Balchem Corp *	—	—	435	23	—	—	435	23
Chemtura Corp (b),*	—	—	1,222	32	—	—	1,222	32
Ferro Corp (b),*	—	—	1,063	13	—	—	1,063	13
Hawkins Inc *	822	31	38	1	—	—	860	32
HB Fuller Co *	—	—	649	31	—	—	649	31
Innophos Holdings Inc *	—	—	162	9	—	—	162	9
Innospec Inc *	1,387	60	115	5	—	—	1,502	65
Intrepid Potash Inc (b),(c),*	1,408	24	—	—	—	—	1,408	24
Kraton Performance Polymers Inc (b),*	1,532	35	—	—	—	—	1,532	35
Kronos Worldwide Inc *	2,359	37	—	—	—	—	2,359	37
Minerals Technologies Inc *	7,029	461	217	14	—	—	7,246	475
Oil-Dri Corp of America *	137	4	27	1	—	—	164	5
Olin Corp *	1,995	54	—	—	—	—	1,995	54
OM Group Inc *	764	25	—	—	16,260	527	17,024	552
OMNOVA Solutions Inc (b),*	—	—	1,115	10	—	—	1,115	10
PolyOne Corp *	—	—	23,263	980	—	—	23,263	980
Quaker Chemical Corp *	146	11	136	11	—	—	282	22
Sensient Technologies Corp *	1,177	66	65	4	—	—	1,242	70
Stepan Co *	288	15	200	11	—	—	488	26
Taminco Corp (b),*	170	4	538	13	—	—	708	17
Tronox Ltd *	1,284	34	—	—	—	—	1,284	34
Zep Inc *	5,936	104	202	4	—	—	6,138	108
		$1,710		$1,170		$728		$3,608
Coal - 0.09%
Alpha Natural Resources Inc (b),(c),*	4,711	17	—	—	—	—	4,711	17
Arch Coal Inc *	4,547	17	—	—	—	—	4,547	17
Cloud Peak Energy Inc (b),*	1,552	29	—	—	—	—	1,552	29
Hallador Energy Co *	244	2	—	—	—	—	244	2
SunCoke Energy Inc (b),*	768	17	721	16	—	—	1,489	33
Westmoreland Coal Co (b),*	3,554	128	—	—	—	—	3,554	128
		$210		$16		$—		$226
Commercial Services - 5.03%
ABM Industries Inc *	22,163	598	—	—	18,180	491	40,343	1,089
Acacia Research Corp (c),*	1,045	19	—	—	—	—	1,045	19
Advisory Board Co/The (b),*	—	—	455	24	—	—	455	24
Albany Molecular Research Inc (b),*	875	18	—	—	—	—	875	18
American Public Education Inc (b),*	—	—	373	13	—	—	373	13
AMN Healthcare Services Inc (b),*	1,087	13	—	—	—	—	1,087	13
ARC Document Solutions Inc (b),*	9,900	58	930	5	—	—	10,830	63
Arrowhead Research Corp (b),*	—	—	747	11	—	—	747	11
Ascent Capital Group Inc (b),*	306	20	—	—	—	—	306	20
Barrett Business Services Inc *	—	—	166	8	—	—	166	8
Bright Horizons Family Solutions Inc (b),*	—	—	451	19	—	—	451	19
Brink's Co/The *	1,011	28	—	—	—	—	1,011	28
Capella Education Co *	—	—	247	13	—	—	247	13

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Commercial Services (continued)
Cardtronics Inc (b),*	—	$—	653	$22	—	$—	653	$22
Carriage Services Inc *	481	8	—	—	—	—	481	8
CBIZ Inc (b),*	1,419	13	—	—	—	—	1,419	13
CDI Corp *	3,339	48	—	—	—	—	3,339	48
Cenveo Inc (b),(c),*	52,400	194	—	—	—	—	52,400	194
Chemed Corp (c),*	—	—	256	24	—	—	256	24
Civeo Corp (b),*	2,256	56	—	—	—	—	2,256	56
Convergys Corp *	2,356	50	—	—	—	—	2,356	50
Corporate Executive Board Co *	—	—	496	34	5,100	348	5,596	382
CorVel Corp (b),*	—	—	270	12	—	—	270	12
CRA International Inc (b),*	380	9	—	—	—	—	380	9
Cross Country Healthcare Inc (b),*	32,913	215	—	—	—	—	32,913	215
Deluxe Corp *	582	34	379	22	—	—	961	56
Electro Rent Corp *	547	9	27	—	—	—	574	9
Ennis Inc *	1,021	16	—	—	—	—	1,021	16
Euronet Worldwide Inc (b),*	—	—	726	35	—	—	726	35
EVERTEC Inc *	—	—	833	20	—	—	833	20
ExamWorks Group Inc (b),*	—	—	466	15	—	—	466	15
ExlService Holdings Inc (b),*	436	13	314	9	—	—	750	22
Forrester Research Inc *	—	—	247	9	—	—	247	9
Franklin Covey Co (b),*	154	3	146	3	—	—	300	6
FTI Consulting Inc (b),*	1,008	38	—	—	—	—	1,008	38
Global Cash Access Holdings Inc (b),*	6,828	60	—	—	—	—	6,828	60
Grand Canyon Education Inc (b),*	—	—	659	30	—	—	659	30
Green Dot Corp (b),*	40,026	760	—	—	—	—	40,026	760
H&E Equipment Services Inc (b),*	—	—	19,265	700	—	—	19,265	700
Hackett Group Inc/The *	681	4	—	—	—	—	681	4
Healthcare Services Group Inc *	—	—	876	26	—	—	876	26
Heartland Payment Systems Inc *	—	—	528	22	—	—	528	22
Heidrick & Struggles International Inc *	5,589	104	—	—	—	—	5,589	104
Hill International Inc (b),*	—	—	434	3	—	—	434	3
HMS Holdings Corp (b),*	—	—	1,278	26	—	—	1,278	26
Huron Consulting Group Inc (b),*	493	35	72	5	10,350	733	10,915	773
ICF International Inc (b),*	477	17	—	—	—	—	477	17
Information Services Group Inc (b),*	—	—	741	4	—	—	741	4
Insperity Inc *
ITT Educational Services Inc (b),(c),*	—	—	357	12	—	—	357	12
JTH Holding Inc (b)	773	13	42	1	—	—	815	14
K12 Inc (b),*	—	—	98	3	—	—	98	3
Kelly Services Inc *	713	17	398	10	—	—	1,111	27
Kforce Inc *	19,639	337	—	—	—	—	19,639	337
Korn/Ferry International (b)	—	—	25,232	547	—	—	25,232	547
Landauer Inc *	2,382	70	8,914	262	26,070	766	37,366	1,098
LifeLock Inc (b),*	—	—	225	9	—	—	225	9
Live Nation Entertainment Inc (b)	10,800	151	1,183	17	—	—	11,983	168
Matthews International Corp *	4,200	104	—	—	26,530	655	30,730	759
MAXIMUS Inc *	661	27	—	—	—	—	661	27
McGrath RentCorp *	—	—	994	43	—	—	994	43
Medifast Inc (b),*	540	20	—	—	—	—	540	20
MoneyGram International Inc (b),*	—	—	311	9	—	—	311	9
Monro Muffler Brake Inc *	1,048	15	—	—	—	—	1,048	15
Monster Worldwide Inc (b),*	—	—	454	24	—	—	454	24
Multi-Color Corp *	2,332	15	—	—	—	—	2,332	15
National Research Corp (b),*	181	7	175	7	—	—	356	14
Navigant Consulting Inc (b),*	226	3	197	3	—	—	423	6
On Assignment Inc (b),*	1,246	22	—	—	—	—	1,246	22
PAREXEL International Corp (b),*	—	—	798	28	10,600	377	11,398	405
Paylocity Holding Corp (b),*	—	—	828	44	12,260	648	13,088	692
Performant Financial Corp (b),*	1,700	37	—	—	—	—	1,700	37
PHH Corp (b),*	—	—	637	6	—	—	637	6
PRGX Global Inc (b),*	10,077	232	—	—	—	—	10,077	232
Providence Service Corp/The (b),*	1,094	7	—	—	—	—	1,094	7
Quad/Graphics Inc *	—	—	251	9	—	—	251	9
Rent-A-Center Inc/TX *	16,005	357	—	—	—	—	16,005	357
Resources Connection Inc *	1,104	32	—	—	—	—	1,104	32
RPX Corp (b),*	14,597	192	—	—	—	—	14,597	192
RR Donnelley & Sons Co *	13,169	234	106	2	15,124	268	28,399	504
ServiceMaster Global Holdings Inc (b),*	4,918	83	—	—	—	—	4,918	83
Sotheby's *	9,100	166	—	—	—	—	9,100	166
SP Plus Corp (b),*	—	—	775	33	—	—	775	33
Steiner Leisure Ltd (b),*	—	—	326	7	—	—	326	7

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Commercial Services (continued)
Strayer Education Inc (b),*	—	$—	256	$13	—	$—	256	$13
Team Health Holdings Inc (b),*	—	—	1,000	50	9,480	473	10,480	523
Team Inc (b),*	—	—	300	12	—	—	300	12
TeleTech Holdings Inc (b),*	262	8	205	6	—	—	467	14
TrueBlue Inc (b),*	14,900	411	602	17	—	—	15,502	428
Universal Technical Institute Inc *	829	10	—	—	—	—	829	10
Viad Corp *	8,784	210	—	—	—	—	8,784	210
Vistaprint NV (b),*	—	—	474	19	—	—	474	19
Weight Watchers International Inc (c),*	—	—	577	12	—	—	577	12
WEX Inc (b),*	—	—	564	59	—	—	564	59
Xoom Corp (b),*	—	—	444	12	—	—	444	12
		$5,237		$2,390		$4,759		$12,386
Computers - 2.57%
A10 Networks Inc (b),(c)	—	—	263	4	11,840	158	12,103	162
CACI International Inc (b),*	556	39	—	—	—	—	556	39
Carbonite Inc (b),*	—	—	400	5	—	—	400	5
CIBER Inc (b),*	2,790	14	—	—	—	—	2,790	14
Computer Task Group Inc *	541	9	—	—	—	—	541	9
Cray Inc (b),(c),*	—	—	604	16	—	—	604	16
Datalink Corp (b),*	708	7	—	—	—	—	708	7
Digimarc Corp *	—	—	147	5	—	—	147	5
Dot Hill Systems Corp (b),*	—	—	1,361	6	—	—	1,361	6
Electronics For Imaging Inc (b),*	3,800	172	693	31	—	—	4,493	203
Engility Holdings Inc (b),*	11,118	425	—	—	—	—	11,118	425
EPAM Systems Inc (b),*	—	—	14,419	631	—	—	14,419	631
FleetMatics Group PLC (b),*	—	—	414	13	—	—	414	13
Fusion-io Inc (b),*	2,256	26	—	—	—	—	2,256	26
Icad Inc (b),*	—	—	10,380	67	—	—	10,380	67
iGate Corp (b),*	—	—	505	18	—	—	505	18
Immersion Corp (b),*	—	—	617	8	—	—	617	8
Insight Enterprises Inc (b),*	10,973	337	—	—	—	—	10,973	337
j2 Global Inc *	—	—	668	34	—	—	668	34
LivePerson Inc (b),*	—	—	1,227	12	—	—	1,227	12
Luxoft Holding Inc (b),*	—	—	178	6	—	—	178	6
Manhattan Associates Inc (b),*	—	—	1,134	39	27,920	961	29,054	1,000
Mentor Graphics Corp *	2,300	50	—	—	—	—	2,300	50
MTS Systems Corp *	—	—	234	16	—	—	234	16
NetScout Systems Inc (b),*	—	—	525	23	21,880	970	22,405	993
Nimble Storage Inc (b)	—	—	—	—	5,270	162	5,270	162
Qualys Inc (b),*	—	—	456	12	—	—	456	12
Quantum Corp (b),*	8,009	10	2,026	2	—	—	10,035	12
Science Applications International Corp *	—	—	603	27	—	—	603	27
Spansion Inc (b),*	33,700	710	896	19	—	—	34,596	729
Super Micro Computer Inc (b),*	—	—	514	13	—	—	514	13
Sykes Enterprises Inc (b),*	936	20	79	2	—	—	1,015	22
Synaptics Inc (b),*	—	—	536	49	—	—	536	49
Syntel Inc (b),*	—	—	224	19	—	—	224	19
Transact Technologies Inc *	—	—	3,980	41	—	—	3,980	41
Unisys Corp (b),*	30,328	750	443	11	—	—	30,771	761
Varonis Systems Inc (b),*	11,900	345	—	—	—	—	11,900	345
Virtusa Corp (b),*	—	—	373	13	—	—	373	13
Vocera Communications Inc (b),*	—	—	424	6	—	—	424	6
		$2,914		$1,148		$2,251		$6,313
Consumer Products - 0.50%
ACCO Brands Corp (b),*	16,216	104	—	—	—	—	16,216	104
Central Garden and Pet Co - A Shares (b),*	4,291	40	—	—	—	—	4,291	40
CSS Industries Inc *	362	10	—	—	—	—	362	10
Helen of Troy Ltd (b),*	17,031	1,032	158	9	—	—	17,189	1,041
Tumi Holdings Inc (b),*	—	—	695	14	—	—	695	14
WD-40 Co *	—	—	225	17	—	—	225	17
		$1,186		$40		$—		$1,226
Cosmetics & Personal Care - 0.04%
Elizabeth Arden Inc (b),*	540	12	—	—	—	—	540	12
Revlon Inc (b),*	2,686	82	87	3	—	—	2,773	85
		$94		$3		$—		$97
Distribution & Wholesale - 1.17%
Beacon Roofing Supply Inc (b),*	927	31	243	8	—	—	1,170	39
Core-Mark Holding Co Inc *	1,668	76	72	3	—	—	1,740	79
Houston Wire & Cable Co *	417	5	—	—	—	—	417	5

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Distribution & Wholesale (continued)
MWI Veterinary Supply Inc (b),*	—	$—	10,812	$1,536	—	$—	10,812	$1,536
Owens & Minor Inc *	1,475	50	—	—	—	—	1,475	50
Pool Corp *	—	—	676	38	—	—	676	38
Rentrak Corp (b)	—	—	—	—	2,428	127	2,428	127
ScanSource Inc (b),*	2,066	79	—	—	—	—	2,066	79
United Stationers Inc *	7,990	331	—	—	—	—	7,990	331
Watsco Inc *	—	—	380	39	—	—	380	39
WESCO International Inc (b),*	—	—	6,470	559	—	—	6,470	559
		$572		$2,183		$127		$2,882
Diversified Financial Services - 2.02%
Aircastle Ltd *	7,182	128	—	—	—	—	7,182	128
Altisource Asset Management Corp (b),*	—	—	14	10	—	—	14	10
Altisource Portfolio Solutions SA (b),*	—	—	185	21	—	—	185	21
Arlington Asset Investment Corp *	16,855	460	—	—	—	—	16,855	460
BGC Partners Inc *	22,211	165	1,082	8	—	—	23,293	173
Blackhawk Network Holdings Inc (b),*	—	—	744	21	—	—	744	21
Calamos Asset Management Inc *	718	10	—	—	—	—	718	10
Cohen & Steers Inc *	—	—	241	10	—	—	241	10
Consumer Portfolio Services Inc (b),*	755	6	—	—	—	—	755	6
Cowen Group Inc (b)	47,470	200	—	—	62,200	262	109,670	462
Credit Acceptance Corp (b),*	—	—	117	14	—	—	117	14
Diamond Hill Investment Group Inc *	—	—	66	8	—	—	66	8
Ellie Mae Inc (b),*	—	—	358	11	—	—	358	11
Encore Capital Group Inc (b),*	—	—	223	10	—	—	223	10
Evercore Partners Inc - Class A *	—	—	11,084	639	1,450	84	12,534	723
Federal Agricultural Mortgage Corp *	370	12	—	—	—	—	370	12
Financial Engines Inc *	—	—	654	30	—	—	654	30
FXCM Inc *	951	14	—	—	—	—	951	14
Greenhill & Co Inc *	—	—	4,740	234	—	—	4,740	234
Higher One Holdings Inc (b),*	—	—	743	3	—	—	743	3
Home Loan Servicing Solutions Ltd *	1,798	41	—	—	—	—	1,798	41
INTL. FCStone Inc (b),*	372	7	104	2	—	—	476	9
Investment Technology Group Inc (b)	9,930	168	—	—	11,300	191	21,230	359
Janus Capital Group Inc *	3,650	46	—	—	—	—	3,650	46
JGWPT Holdings Inc (b),*	4,400	50	—	—	—	—	4,400	50
KCG Holdings Inc (b),*	1,521	18	—	—	—	—	1,521	18
Ladder Capital Corp (b),*	576	10	—	—	—	—	576	10
Manning & Napier Inc *	2,290	40	—	—	—	—	2,290	40
MarketAxess Holdings Inc *	—	—	484	26	—	—	484	26
Marlin Business Services Corp *	300	5	—	—	—	—	300	5
Medley Capital Corp	—	—	—	—	17,240	225	17,240	225
Moelis & Co (b),*	4,300	145	2,370	80	—	—	6,670	225
Nelnet Inc *	5,980	248	—	—	—	—	5,980	248
Nicholas Financial Inc *	371	5	—	—	—	—	371	5
Oppenheimer Holdings Inc *	369	9	—	—	—	—	369	9
Outerwall Inc (b),(c),*	—	—	296	18	—	—	296	18
Piper Jaffray Cos (b),*	8,494	439	—	—	—	—	8,494	439
Portfolio Recovery Associates Inc (b),*	—	—	637	38	—	—	637	38
Pzena Investment Management Inc *	—	—	269	3	—	—	269	3
RCS Capital Corp *	—	—	93	2	—	—	93	2
Regional Management Corp (b),*	1,995	31	—	—	—	—	1,995	31
Springleaf Holdings Inc (b),*	776	20	—	—	—	—	776	20
Stifel Financial Corp (b),*	1,572	74	—	—	—	—	1,572	74
SWS Group Inc (b),*	1,052	8	—	—	—	—	1,052	8
Virtus Investment Partners Inc *	—	—	85	18	—	—	85	18
Waddell & Reed Financial Inc *	—	—	—	—	8,002	501	8,002	501
WageWorks Inc (b),*	—	—	446	22	—	—	446	22
Walter Investment Management Corp (b),(c),*	803	24	—	—	—	—	803	24
Westwood Holdings Group Inc *	—	—	164	10	—	—	164	10
WisdomTree Investments Inc (b),*	—	—	6,258	77	—	—	6,258	77
World Acceptance Corp (b),(c),*	—	—	189	14	—	—	189	14
		$2,383		$1,329		$1,263		$4,975

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Electric - 2.33%
Allete Inc *	872	$45	—	$—	—	$—	872	$45
Avista Corp	1,752	59	—	—	15,146	508	16,898	567
Black Hills Corp *	1,299	80	—	—	—	—	1,299	80
Cleco Corp *	7,214	425	—	—	—	—	7,214	425
Dynegy Inc (b),*	24,771	861	—	—	—	—	24,771	861
El Paso Electric Co *	7,175	288	—	—	—	—	7,175	288
Empire District Electric Co/The (c),*	5,720	146	—	—	—	—	5,720	146
EnerNOC Inc (b),*	664	13	215	4	—	—	879	17
IDACORP Inc *	9,951	576	—	—	—	—	9,951	576
MGE Energy Inc *	3,525	140	—	—	—	—	3,525	140
NorthWestern Corp *	7,125	372	—	—	—	—	7,125	372
NRG Yield Inc (c)	420	22	—	—	12,030	626	12,450	648
Ormat Technologies Inc *	386	11	153	4	—	—	539	15
Otter Tail Corp *	1,020	31	—	—	—	—	1,020	31
PNM Resources Inc *	9,927	291	—	—	—	—	9,927	291
Portland General Electric Co *	11,586	402	—	—	—	—	11,586	402
UIL Holdings Corp *	3,026	117	—	—	—	—	3,026	117
Unitil Corp *	2,933	99	—	—	—	—	2,933	99
UNS Energy Corp *	6,872	415	—	—	—	—	6,872	415
Westar Energy Inc *	5,100	195	—	—	—	—	5,100	195
		$4,588		$8		$1,134		$5,730
Electrical Components & Equipment - 1.56%
Acuity Brands Inc *	—	—	6,490	897	3,340	462	9,830	1,359
Advanced Energy Industries Inc (b),*	93	2	547	11	—	—	640	13
Belden Inc *	—	—	649	51	—	—	649	51
Encore Wire Corp *	—	—	60	3	—	—	60	3
EnerSys *	8,657	596	165	11	13,740	945	22,562	1,552
Generac Holdings Inc (b),*	—	—	1,010	49	7,000	341	8,010	390
General Cable Corp *	7,542	193	—	—	—	—	7,542	193
GrafTech International Ltd (b),*	2,538	26	—	—	—	—	2,538	26
Insteel Industries Inc *	—	—	375	7	—	—	375	7
Littelfuse Inc *	1,914	178	296	28	—	—	2,210	206
Powell Industries Inc *	227	15	—	—	—	—	227	15
Universal Display Corp (b),(c),*	—	—	597	19	—	—	597	19
		$1,010		$1,076		$1,748		$3,834
Electronics - 1.85%
American Science & Engineering Inc *	265	18	30	2	—	—	295	20
Analogic Corp *	261	20	—	—	—	—	261	20
Applied Optoelectronics Inc (b),*	—	—	13,557	315	—	—	13,557	315
Badger Meter Inc *	—	—	213	11	—	—	213	11
Bel Fuse Inc *	1,291	33	—	—	—	—	1,291	33
Benchmark Electronics Inc (b),*	23,308	594	—	—	—	—	23,308	594
Brady Corp *	5,952	177	—	—	—	—	5,952	177
Checkpoint Systems Inc (b),*	976	14	—	—	—	—	976	14
Coherent Inc (b),*	545	36	41	3	—	—	586	39
CTS Corp *	808	15	—	—	—	—	808	15
ESCO Technologies Inc *	637	22	—	—	—	—	637	22
FARO Technologies Inc (b),*	57	3	16,549	813	—	—	16,606	816
FEI Co *	—	—	620	56	—	—	620	56
Fluidigm Corp (b)	—	—	370	11	2,748	81	3,118	92
GoPro Inc (b),*	1,400	57	—	—	—	—	1,400	57
GSI Group Inc (b),*	7,353	94	—	—	—	—	7,353	94
II-VI Inc (b),*	1,246	18	—	—	—	—	1,246	18
Imprivata Inc (b),*	1,200	20	—	—	—	—	1,200	20
InvenSense Inc (b),(c),*	—	—	903	21	—	—	903	21
Itron Inc (b),*	954	39	—	—	—	—	954	39
Kemet Corp (b),*	1,630	9	—	—	—	—	1,630	9
Measurement Specialties Inc (b),*	—	—	237	20	—	—	237	20
Mesa Laboratories Inc *	—	—	62	5	—	—	62	5
Methode Electronics Inc *	—	—	11,002	420	—	—	11,002	420
Multi-Fineline Electronix Inc (b),*	331	4	—	—	—	—	331	4
Newport Corp (b),*	157	3	804	15	—	—	961	18
NVE Corp (b),*	100	6	47	3	—	—	147	9
OSI Systems Inc (b),*	363	24	103	7	—	—	466	31
Park Electrochemical Corp *	501	14	—	—	—	—	501	14
Plexus Corp (b),*	523	23	265	11	—	—	788	34
Rofin-Sinar Technologies Inc (b),*	689	17	—	—	—	—	689	17
Rogers Corp (b),*	272	18	116	8	—	—	388	26
Sanmina Corp (b),*	46,573	1,061	—	—	—	—	46,573	1,061
Sparton Corp (b),*	0	—	229	6	—	—	229	6
Stoneridge Inc (b),*	25,100	269	—	—	—	—	25,100	269

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Electronics (continued)
Taser International Inc (b),*	—	$—	756	$10	—	$—	756	$10
TTM Technologies Inc (b),*	2,070	17	—	—	—	—	2,070	17
Viasystems Group Inc (b),*	142	2	5	—	—	—	147	2
Vishay Precision Group Inc (b),*	458	7	—	—	—	—	458	7
Watts Water Technologies Inc *	559	34	49	3	—	—	608	37
Woodward Inc *	528	26	651	33	—	—	1,179	59
		$2,694		$1,773		$81		$4,548
Energy - Alternate Sources - 0.99%
Enphase Energy Inc (b),*	—	—	414	4	—	—	414	4
FutureFuel Corp *	1,431	24	123	2	—	—	1,554	26
Green Plains Inc *	18,077	595	407	13	—	—	18,484	608
NextEra Energy Partners LP (b)	—	—	—	—	1,993	67	1,993	67
Pacific Ethanol Inc (b),*	7,178	110	—	—	—	—	7,178	110
Pattern Energy Group Inc	—	—	501	17	28,797	953	29,298	970
Plug Power Inc (b),(c),*	3,492	16	—	—	—	—	3,492	16
Renewable Energy Group Inc (b),*	43,641	500	—	—	—	—	43,641	500
REX American Resources Corp (b),*	1,445	106	113	8	—	—	1,558	114
Solazyme Inc (b),*	—	—	965	11	—	—	965	11
		$1,351		$55		$1,020		$2,426
Engineering & Construction - 1.68%
AECOM Technology Corp (b)	—	—	—	—	11,970	385	11,970	385
Aegion Corp (b),*	851	20	107	3	—	—	958	23
Argan Inc *	274	10	111	4	—	—	385	14
Dycom Industries Inc (b),*	135	4	444	14	—	—	579	18
EMCOR Group Inc *	14,374	640	—	—	13,960	622	28,334	1,262
Exponent Inc *	—	—	194	14	—	—	194	14
Granite Construction Inc *	831	30	—	—	—	—	831	30
MasTec Inc (b),*	—	—	880	27	13,870	427	14,750	454
Mistras Group Inc (b),*	—	—	370	9	—	—	370	9
MYR Group Inc (b),*	512	13	—	—	—	—	512	13
Sterling Construction Co Inc (b),*	—	—	30	—	—	—	30	—
Tutor Perini Corp (b),*	9,793	311	20,700	657	18,900	600	49,393	1,568
VSE Corp *	4,953	348	—	—	—	—	4,953	348
		$1,376		$728		$2,034		$4,138
Entertainment - 1.00%
AMC Entertainment Holdings Inc *	2,756	69	—	—	—	—	2,756	69
Carmike Cinemas Inc (b),*	—	—	7,890	277	—	—	7,890	277
Churchill Downs Inc *	168	15	129	12	—	—	297	27
Eros International PLC (b),*	4,348	66	160	3	—	—	4,508	69
International Speedway Corp *	685	23	—	—	—	—	685	23
Isle of Capri Casinos Inc (b),*	778	7	—	—	—	—	778	7
Marriott Vacations Worldwide Corp (b)	724	42	—	—	10,300	604	11,024	646
Multimedia Games Holding Co Inc (b),*	—	—	29,785	882	—	—	29,785	882
National CineMedia Inc *	994	17	—	—	—	—	994	17
Penn National Gaming Inc (b),*	1,642	20	—	—	—	—	1,642	20
Pinnacle Entertainment Inc (b),*	—	—	756	19	—	—	756	19
Reading International Inc (b),*	650	5	—	—	—	—	650	5
Scientific Games Corp (b),*	—	—	23,870	266	—	—	23,870	266
Speedway Motorsports Inc *	5,633	103	—	—	—	—	5,633	103
Vail Resorts Inc *	—	—	532	41	—	—	532	41
		$367		$1,500		$604		$2,471
Environmental Control - 0.25%
Calgon Carbon Corp (b),*	—	—	807	18	—	—	807	18
Ceco Environmental Corp *	756	12	—	—	—	—	756	12
Darling Ingredients Inc (b),*	2,760	57	413	9	—	—	3,173	66
GSE Holding Inc (b),*	1,600	—	—	—	—	—	1,600	—
MSA Safety Inc *	—	—	362	21	—	—	362	21
Tetra Tech Inc	1,480	41	117	3	16,100	443	17,697	487
US Ecology Inc *	—	—	296	14	—	—	296	14
		$110		$65		$443		$618
Food - 0.68%
B&G Foods Inc *	98	3	767	25	—	—	865	28
Boulder Brands Inc (b),*	0	—	722	10	—	—	722	10
Calavo Growers Inc *	0	—	291	10	—	—	291	10
Cal-Maine Foods Inc *	0	—	221	16	—	—	221	16
Chiquita Brands International Inc (b),*	48,600	527	—	—	—	—	48,600	527
Dean Foods Co *	1,953	34	—	—	—	—	1,953	34
Fresh Del Monte Produce Inc *	824	25	—	—	—	—	824	25

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Food (continued)
Fresh Market Inc/The (b),(c),*	—	$—	611	$21	—	$—	611	$21
Ingles Markets Inc *	452	12	—	—	—	—	452	12
J&J Snack Foods Corp *	—	—	217	20	—	—	217	20
John B Sanfilippo & Son Inc *	296	8	—	—	—	—	296	8
Lancaster Colony Corp *	173	16	166	16	—	—	339	32
Nutrisystem Inc *	—	—	681	12	—	—	681	12
Pinnacle Foods Inc *	7,051	232	—	—	—	—	7,051	232
Post Holdings Inc (b),*	1,105	56	—	—	—	—	1,105	56
Sanderson Farms Inc *	118	12	283	28	—	—	401	40
Seaboard Corp (b),*	6	18	—	—	—	—	6	18
Seneca Foods Corp - Class A (b),*	310	10	—	—	—	—	310	10
Snyder's-Lance Inc *	883	23	—	—	—	—	883	23
SpartanNash Co *	17,732	373	—	—	—	—	17,732	373
SUPERVALU Inc (b),*	2,000	16	—	—	—	—	2,000	16
Tootsie Roll Industries Inc *	56	2	447	13	—	—	503	15
TreeHouse Foods Inc (b),*	445	36	273	22	—	—	718	58
United Natural Foods Inc (b),*	—	—	743	48	—	—	743	48
Village Super Market Inc *	242	6	—	—	—	—	242	6
Weis Markets Inc *	425	19	—	—	—	—	425	19
		$1,428		$241		$—		$1,669
Forest Products & Paper - 0.22%
Clearwater Paper Corp (b),*	—	—	304	19	—	—	304	19
Deltic Timber Corp *	—	—	142	8	—	—	142	8
Domtar Corp *	2,400	103	—	—	—	—	2,400	103
KapStone Paper and Packaging Corp (b),*	—	—	1,258	42	—	—	1,258	42
Neenah Paper Inc *	289	15	193	10	—	—	482	25
Orchids Paper Products Co *	—	—	123	4	—	—	123	4
PH Glatfelter Co *	3,280	87	365	10	—	—	3,645	97
Resolute Forest Products Inc (b),*	9,363	157	—	—	—	—	9,363	157
Schweitzer-Mauduit International Inc *	1,852	81	105	4	—	—	1,957	85
		$443		$97		$—		$540
Gas - 0.93%
Chesapeake Utilities Corp *	1,580	113	—	—	—	—	1,580	113
Laclede Group Inc/The *	5,085	247	—	—	—	—	5,085	247
New Jersey Resources Corp *	5,128	293	—	—	—	—	5,128	293
Northwest Natural Gas Co *	5,969	282	—	—	—	—	5,969	282
ONE Gas Inc *	1,086	41	—	—	—	—	1,086	41
Piedmont Natural Gas Co Inc *	2,210	83	—	—	—	—	2,210	83
South Jersey Industries Inc *	1,188	72	—	—	—	—	1,188	72
Southwest Gas Corp *	8,673	457	—	—	6,610	349	15,283	806
WGL Holdings Inc *	7,920	341	—	—	—	—	7,920	341
		$1,929		$—		$349		$2,278
Hand & Machine Tools - 0.01%
Franklin Electric Co Inc *	93	4	665	27	—	—	758	31

Healthcare - Products - 2.10%
Abaxis Inc *	—	—	322	14	—	—	322	14
ABIOMED Inc (b),(c),*	—	—	564	14	—	—	564	14
Accuray Inc (b),(c),*	—	—	1,108	10	—	—	1,108	10
Affymetrix Inc (b),*	1,698	15	411	4	—	—	2,109	19
Amedica Corp (b)	—	—	—	—	8,350	38	8,350	38
AngioDynamics Inc (b),*	919	15	—	—	—	—	919	15
AtriCure Inc (b),*	258	5	10,413	191	—	—	10,671	196
Atrion Corp *	—	—	36	12	—	—	36	12
BioTelemetry Inc (b),*	—	—	354	3	—	—	354	3
Cantel Medical Corp *	—	—	477	17	—	—	477	17
Cardiovascular Systems Inc (b),*	—	—	379	12	—	—	379	12
Cepheid (b),*	—	—	12,395	594	—	—	12,395	594
Cerus Corp (b),(c),*	—	—	1,653	7	—	—	1,653	7
Chindex International Inc (b),*	—	—	281	7	—	—	281	7
CONMED Corp *	667	30	—	—	—	—	667	30
CryoLife Inc *	1,028	9	—	—	—	—	1,028	9
Cyberonics Inc (b),*	0	—	402	25	—	—	402	25
Cynosure Inc (b),*	7,580	161	12,666	269	—	—	20,246	430
DexCom Inc (b),*	0	—	1,079	43	6,220	247	7,299	290
Endologix Inc (b),*	0	—	913	14	—	—	913	14
Exactech Inc (b),*	286	7	—	—	—	—	286	7
Genomic Health Inc (b),*	0	—	377	10	—	—	377	10
Globus Medical Inc (b),*	—	—	947	23	—	—	947	23
Greatbatch Inc (b),*	2,157	106	—	—	—	—	2,157	106
Haemonetics Corp (b),*	1,112	39	102	4	—	—	1,214	43
Hanger Inc (b),*	823	26	—	—	—	—	823	26

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Healthcare - Products (continued)
HeartWare International Inc (b),*	—	$—	239	$21	—	$—	239	$21
ICU Medical Inc (b),*	313	19	—	—	—	—	313	19
Inogen Inc (b),(c),*	—	—	13,009	293	—	—	13,009	293
Insulet Corp (b),*	—	—	779	31	5,670	225	6,449	256
Integra LifeSciences Holdings Corp (b),*	395	19	232	11	—	—	627	30
Invacare Corp *	751	14	—	—	—	—	751	14
K2M Group Holdings Inc (b),*	3,000	45	11,750	175	14,670	218	29,420	438
LDR Holding Corp (b)	—	—	3,556	89	5,840	146	9,396	235
Luminex Corp (b),*	—	—	542	9	—	—	542	9
Masimo Corp (b),*	—	—	710	17	—	—	710	17
Merge Healthcare Inc (b),*	—	—	1,545	3	—	—	1,545	3
Meridian Bioscience Inc *	—	—	603	12	—	—	603	12
Merit Medical Systems Inc (b),*	1,020	15	—	—	—	—	1,020	15
MiMedx Group Inc (b),*	—	—	2,155	15	—	—	2,155	15
NanoString Technologies Inc (b),*	—	—	18,791	280	—	—	18,791	280
Natus Medical Inc (b),*	2,300	58	422	11	—	—	2,722	69
Navidea Biopharmaceuticals Inc (b),*	—	—	2,421	4	—	—	2,421	4
NuVasive Inc (b),*	15,477	551	561	20	—	—	16,038	571
NxStage Medical Inc (b),*	—	—	884	13	—	—	884	13
OraSure Technologies Inc (b),*	9,324	80	—	—	5,400	47	14,724	127
Orthofix International NV (b),*	440	16	—	—	—	—	440	16
Oxford Immunotec Global PLC (b),*	—	—	294	5	—	—	294	5
PhotoMedex Inc (b),(c),(d),*	361	4	—	—	—	—	361	4
Quidel Corp (b),*	—	—	668	15	—	—	668	15
Rockwell Medical Inc (b),(c),*	1,285	15	149	2	—	—	1,434	17
Spectranetics Corp/The (b),*	—	—	587	13	—	—	587	13
STAAR Surgical Co (b),*	—	—	871	15	8,600	144	9,471	159
STERIS Corp *	—	—	859	46	—	—	859	46
SurModics Inc (b),*	407	9	52	1	—	—	459	10
Symmetry Medical Inc (b),*	1,402	12	—	—	—	—	1,402	12
Tandem Diabetes Care Inc (b),*	—	—	190	3	—	—	190	3
Thoratec Corp (b),*	—	—	8,325	290	—	—	8,325	290
Tornier NV (b),*	831	19	—	—	—	—	831	19
TriVascular Technologies Inc (b),(c),*	1,800	28	168	3	—	—	1,968	31
Utah Medical Products Inc *	—	—	77	4	—	—	77	4
Vascular Solutions Inc (b),*	—	—	390	9	—	—	390	9
Volcano Corp (b),*	—	—	698	12	—	—	698	12
West Pharmaceutical Services Inc *	—	—	1,007	42	—	—	1,007	42
Wright Medical Group Inc (b),*	620	20	337	11	—	—	957	31
Zeltiq Aesthetics Inc (b),*	—	—	658	10	—	—	658	10
		$1,337		$2,758		$1,065		$5,160
Healthcare - Services - 1.95%
Acadia Healthcare Co Inc (b),*	—	—	23,403	1,065	—	—	23,403	1,065
Addus HomeCare Corp (b),*	181	4	13	—	—	—	194	4
Air Methods Corp (b),*	—	—	566	29	—	—	566	29
Alliance HealthCare Services Inc (b),*	113	3	45	1	—	—	158	4
Almost Family Inc (b),*	586	13	—	—	—	—	586	13
Amedisys Inc (b),*	1,197	20	—	—	—	—	1,197	20
Amsurg Corp (b),*	543	25	157	7	—	—	700	32
Bio-Reference Labs Inc (b),*	—	—	357	11	—	—	357	11
Capital Senior Living Corp (b),*	—	—	420	10	—	—	420	10
Centene Corp (b),*	—	—	—	—	7,130	539	7,130	539
Emeritus Corp (b),*	—	—	591	19	—	—	591	19
Ensign Group Inc/The *	36	1	419	13	—	—	455	14
Envision Healthcare Holdings Inc (b)	—	—	—	—	15,700	564	15,700	564
Five Star Quality Care Inc (b),*	1,590	8	—	—	—	—	1,590	8
Gentiva Health Services Inc (b),*	—	—	742	11	—	—	742	11
HealthSouth Corp *	494	18	966	35	16,200	581	17,660	634
Healthways Inc (b),*	445	8	372	6	—	—	817	14
IPC The Hospitalist Co Inc (b),*	261	11	243	11	—	—	504	22
Kindred Healthcare Inc	6,706	155	—	—	22,430	518	29,136	673
LHC Group Inc (b),*	521	11	—	—	—	—	521	11
Magellan Health Inc (b),*	644	40	—	—	—	—	644	40
Molina Healthcare Inc (b),*	12,050	538	413	18	—	—	12,463	556
National Healthcare Corp *	248	14	—	—	—	—	248	14
NeoStem Inc (b),(c),*	464	3	243	2	—	—	707	5
RadNet Inc (b),*	2,100	14	699	5	—	—	2,799	19
Select Medical Holdings Corp *	176	3	1,063	16	—	—	1,239	19
Skilled Healthcare Group Inc (b),*	87	—	437	3	—	—	524	3

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Healthcare - Services (continued)
Surgical Care Affiliates Inc (b),*	24	$1	269	$8	—	$—	293	$9
Triple-S Management Corp (b),*	5,849	105	—	—	—	—	5,849	105
Universal American Corp/NY *	1,390	11	—	—	—	—	1,390	11
US Physical Therapy Inc *	—	—	286	10	—	—	286	10
WellCare Health Plans Inc (b),*	3,948	295	75	6	—	—	4,023	301
		$1,301		$1,286		$2,202		$4,789
Holding Companies - Diversified - 0.25%
Harbinger Group Inc (b),*	1,233	15	—	—	—	—	1,233	15
Horizon Pharma Inc (b),(c),*	—	—	36,732	581	—	—	36,732	581
National Bank Holdings Corp *	989	20	—	—	—	—	989	20
		$35		$581		$—		$616
Home Builders - 0.37%
Cavco Industries Inc (b),*	—	—	148	13	—	—	148	13
Century Communities Inc (b),(c),*	4,600	102	—	—	—	—	4,600	102
Installed Building Products Inc (b)	—	—	—	—	21,840	268	21,840	268
KB Home (c),*	—	—	786	15	18,170	339	18,956	354
LGI Homes Inc (b),*	399	7	127	2	—	—	526	9
M/I Homes Inc (b),*	591	14	—	—	—	—	591	14
MDC Holdings Inc *	815	25	—	—	—	—	815	25
Meritage Homes Corp (b),*	817	34	—	—	—	—	817	34
New Home Co Inc/The (b),*	150	2	—	—	—	—	150	2
Ryland Group Inc/The *	980	39	—	—	—	—	980	39
Standard Pacific Corp (b),*	3,027	26	—	—	—	—	3,027	26
TRI Pointe Homes Inc (b),(c),*	540	9	—	—	—	—	540	9
William Lyon Homes (b),*	553	17	—	—	—	—	553	17
Winnebago Industries Inc (b),*	—	—	408	10	—	—	408	10
		$275		$40		$607		$922
Home Furnishings - 0.63%
American Woodmark Corp (b),*	—	—	250	8	—	—	250	8
Daktronics Inc *	401	5	602	7	—	—	1,003	12
DTS Inc/CA (b),*	439	8	108	2	—	—	547	10
Flexsteel Industries Inc *	182	6	—	—	—	—	182	6
iRobot Corp (b),(c),*	—	—	410	17	—	—	410	17
Kimball International Inc *	34,017	569	—	—	—	—	34,017	569
La-Z-Boy Inc *	279	6	656	15	—	—	935	21
Select Comfort Corp (b),*	—	—	671	14	—	—	671	14
Skullcandy Inc (b),*	28,460	206	—	—	—	—	28,460	206
TiVo Inc (b),*	32,754	423	857	11	—	—	33,611	434
Universal Electronics Inc (b),*	4,800	235	234	11	—	—	5,034	246
		$1,458		$85		$—		$1,543
Housewares - 0.05%
Libbey Inc (b),*	—	—	497	13	—	—	497	13
Lifetime Brands Inc *	7,062	111	—	—	—	—	7,062	111
NACCO Industries Inc *	179	9	—	—	—	—	179	9
		$120		$13		$—		$133
Insurance - 3.91%
Ambac Financial Group Inc (b),*	940	26	—	—	—	—	940	26
American Equity Investment Life Holding Co *	38,269	941	—	—	17,962	442	56,231	1,383
Amerisafe Inc *	8,840	360	—	—	—	—	8,840	360
AmTrust Financial Services Inc *	5,510	231	19,665	822	—	—	25,175	1,053
Argo Group International Holdings Ltd *	623	32	—	—	—	—	623	32
Aspen Insurance Holdings Ltd *	5,300	241	—	—	—	—	5,300	241
Assured Guaranty Ltd *	8,500	208	—	—	—	—	8,500	208
Atlas Financial Holdings Inc (b),*	—	—	243	4	—	—	243	4
Baldwin & Lyons Inc *	349	9	—	—	—	—	349	9
CNO Financial Group Inc *	61,087	1,087	—	—	47,550	846	108,637	1,933
Crawford & Co *	627	6	229	2	—	—	856	8
EMC Insurance Group Inc *	166	5	—	—	—	—	166	5
Employers Holdings Inc *	360	8	512	11	—	—	872	19
Enstar Group Ltd (b),*	178	27	—	—	—	—	178	27
Essent Group Ltd (b),*	—	—	529	11	—	—	529	11
FBL Financial Group Inc *	333	15	—	—	—	—	333	15
Federated National Holding Co *	0	—	232	6	—	—	232	6
Fidelity & Guaranty Life *	2,588	61	—	—	—	—	2,588	61
First American Financial Corp *	2,664	74	—	—	—	—	2,664	74
Global Indemnity PLC (b),*	293	8	—	—	—	—	293	8
Greenlight Capital Re Ltd (b),*	674	22	—	—	—	—	674	22
Hallmark Financial Services Inc (b),*	520	5	—	—	—	—	520	5
Hanover Insurance Group Inc/The	—	—	—	—	9,432	595	9,432	595
HCI Group Inc *	100	4	142	6	—	—	242	10

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Insurance (continued)
Heritage Insurance Holdings Inc (b),*	—	$—	156	$2	—	$—	156	$2
Hilltop Holdings Inc (b),*	24,230	515	—	—	—	—	24,230	515
Horace Mann Educators Corp	1,763	55	—	—	15,770	493	17,533	548
Infinity Property & Casualty Corp *	224	15	95	6	—	—	319	21
Kansas City Life Insurance Co *	153	7	—	—	—	—	153	7
Kemper Corp *	1,107	41	—	—	—	—	1,107	41
Maiden Holdings Ltd *	34,165	413	153	2	—	—	34,318	415
MGIC Investment Corp (b),*	4,130	38	1,790	16	—	—	5,920	54
Montpelier Re Holdings Ltd ADR*	1,010	32	—	—	—	—	1,010	32
National General Holdings Corp *	845	15	—	—	—	—	845	15
National Western Life Insurance Co *	54	13	—	—	—	—	54	13
Navigators Group Inc/The (b),*	251	17	—	—	—	—	251	17
NMI Holdings Inc (b),*	1,056	11	—	—	—	—	1,056	11
OneBeacon Insurance Group Ltd *	857	13	—	—	—	—	857	13
Platinum Underwriters Holdings Ltd *	596	39	—	—	—	—	596	39
Primerica Inc *	1,301	62	—	—	—	—	1,301	62
Radian Group Inc *	3,024	45	869	13	—	—	3,893	58
RLI Corp *	1,041	48	—	—	—	—	1,041	48
Safety Insurance Group Inc *	307	16	—	—	—	—	307	16
Selective Insurance Group Inc *	8,073	200	—	—	—	—	8,073	200
StanCorp Financial Group Inc	—	—	—	—	5,700	365	5,700	365
State Auto Financial Corp *	568	13	—	—	—	—	568	13
Stewart Information Services Corp *	3,421	106	—	—	—	—	3,421	106
Symetra Financial Corp *	16,695	380	—	—	—	—	16,695	380
Third Point Reinsurance Ltd (b),*	1,351	21	—	—	—	—	1,351	21
United Fire Group Inc *	3,255	95	—	—	—	—	3,255	95
United Insurance Holdings Corp *	—	—	344	6	—	—	344	6
Universal Insurance Holdings Inc *	61	1	667	9	—	—	728	10
Validus Holdings Ltd	—	—	—	—	10,191	390	10,191	390
		$5,581		$916		$3,131		$9,628
Internet - 2.10%
1-800-Flowers.com Inc (b),*	893	5	—	—	—	—	893	5
Bankrate Inc (b),*	1,409	25	—	—	—	—	1,409	25
Barracuda Networks Inc (b)	—	—	179	6	11,430	355	11,609	361
Blucora Inc (b),*	980	18	—	—	—	—	980	18
Blue Nile Inc (b),*	—	—	293	8	—	—	293	8
Boingo Wireless Inc (b),*	833	6	—	—	—	—	833	6
Borderfree Inc (b),*	—	—	123	2	—	—	123	2
CDW Corp/DE	—	—	—	—	26,893	857	26,893	857
ChannelAdvisor Corp (b),*	—	—	14,670	387	—	—	14,670	387
Chegg Inc (b),(c),*	19,338	136	31,220	220	—	—	50,558	356
Cinedigm Corp (b),*	2,120	5	—	—	—	—	2,120	5
Cogent Communications Holdings Inc *	—	—	673	23	—	—	673	23
comScore Inc (b),*	—	—	519	18	—	—	519	18
Constant Contact Inc (b),*	—	—	447	14	—	—	447	14
Conversant Inc (b),*	—	—	972	25	—	—	972	25
Coupons.com Inc (b),(c),*	2,000	53	—	—	—	—	2,000	53
Dice Holdings Inc (b),*	944	7	283	2	—	—	1,227	9
ePlus Inc (b),*	148	9	4	—	—	—	152	9
FireEye Inc (b),(c),*	1,700	69	—	—	—	—	1,700	69
FTD Cos Inc (b),*	432	14	—	—	—	—	432	14
Global Eagle Entertainment Inc (b),*	—	—	23,770	295	—	—	23,770	295
Global Sources Ltd (b),*	597	5	55	—	—	—	652	5
GrubHub Inc (b),(c),*	—	—	202	7	—	—	202	7
HealthStream Inc (b),*	—	—	477	12	—	—	477	12
HomeAway Inc (b),*	—	—	22,765	793	—	—	22,765	793
Intralinks Holdings Inc (b)	13,668	121	—	—	20,830	185	34,498	306
Lionbridge Technologies Inc (b),*	500	3	1,294	8	—	—	1,794	11
Liquidity Services Inc (b),*	954	15	—	—	—	—	954	15
magicJack VocalTec Ltd (b),*	229	3	295	4	—	—	524	7
Mavenir Systems Inc (b)	—	—	219	3	15,600	236	15,819	239
ModusLink Global Solutions Inc (b),(c),*	1,407	5	—	—	—	—	1,407	5
New Media Investment Group Inc (b),*	1,076	15	—	—	—	—	1,076	15
NIC Inc *	0	—	944	15	—	—	944	15

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Internet (continued)
OpenTable Inc (b),*	—	$—	331	$34	—	$—	331	$34
OPOWER Inc (b),(c),*	200	4	160	3	—	—	360	7
Orbitz Worldwide Inc (b),*	1,014	9	568	5	—	—	1,582	14
Perficient Inc (b),*	433	8	510	10	—	—	943	18
Q2 Holdings Inc (b),*	200	3	204	3	—	—	404	6
QuinStreet Inc (b),*	1,247	7	—	—	—	—	1,247	7
Reis Inc *	279	6	12	—	—	—	291	6
RetailMeNot Inc (b),*	—	—	391	10	—	—	391	10
RingCentral Inc (b),*	19,200	290	—	—	—	—	19,200	290
Rubicon Project Inc/The (b)	2,300	30	—	—	9,712	125	12,012	155
Sapient Corp (b),*	—	—	1,607	26	—	—	1,607	26
Shutterfly Inc (b),*	364	16	299	13	—	—	663	29
Shutterstock Inc (b),(c),*	—	—	218	18	—	—	218	18
SPS Commerce Inc (b),*	—	—	233	15	—	—	233	15
Stamps.com Inc (b),*	—	—	325	11	—	—	325	11
TechTarget Inc (b),*	446	4	—	—	—	—	446	4
TeleCommunication Systems Inc (b),*	1,777	6	—	—	—	—	1,777	6
Trulia Inc (b),(c),*	—	—	435	21	—	—	435	21
VASCO Data Security International Inc (b),*	—	—	666	8	—	—	666	8
VirnetX Holding Corp (b),*	—	—	540	10	—	—	540	10
Web.com Group Inc (b),*	—	—	744	22	—	—	744	22
WebMD Health Corp (b),*	8,100	391	557	27	—	—	8,657	418
XO Group Inc (b),*	—	—	609	7	—	—	609	7
YuMe Inc (b),*	651	4	—	—	—	—	651	4
Zendesk Inc (b)	—	—	—	—	1,278	22	1,278	22
Zix Corp (b),*	—	—	1,469	5	—	—	1,469	5
		$1,292		$2,090		$1,780		$5,162
Investment Companies - 0.01%
Caesars Acquisition Co (b),*	1,106	14	—	—	—	—	1,106	14

Iron & Steel - 0.18%
AK Steel Holding Corp (b),(c),*	2,959	24	—	—	—	—	2,959	24
Commercial Metals Co *	21,885	379	—	—	—	—	21,885	379
Schnitzer Steel Industries Inc *	664	17	—	—	—	—	664	17
Shiloh Industries Inc (b),*	226	4	177	3	—	—	403	7
Universal Stainless & Alloy Products Inc (b),*	263	8	—	—	—	—	263	8
		$432		$3		$—		$435
Leisure Products & Services - 0.64%
Arctic Cat Inc *	301	12	—	—	—	—	301	12
Black Diamond Inc (b),*	875	10	26,007	292	—	—	26,882	302
Brunswick Corp/DE *	1,121	47	6,162	260	—	—	7,283	307
Callaway Golf Co *	1,678	14	—	—	—	—	1,678	14
ClubCorp Holdings Inc *	—	—	495	9	—	—	495	9
Diamond Resorts International Inc (b),*	—	—	449	10	—	—	449	10
Escalade Inc *	280	5	—	—	—	—	280	5
Fox Factory Holding Corp (b),*	—	—	253	4	—	—	253	4
Interval Leisure Group Inc *	328	7	451	10	—	—	779	17
Johnson Outdoors Inc *	187	5	—	—	—	—	187	5
Life Time Fitness Inc (b),*	933	45	52	2	—	—	985	47
Malibu Boats Inc (b),*	—	—	12,058	243	—	—	12,058	243
Nautilus Inc (b),*	434	5	433	5	—	—	867	10
Sabre Corp (b)	—	—	—	—	30,000	601	30,000	601
		$150		$835		$601		$1,586
Lodging - 0.07%
Boyd Gaming Corp (b),*	—	—	789	10	—	—	789	10
Caesars Entertainment Corp (b),*	929	17	—	—	—	—	929	17
Intrawest Resorts Holdings Inc (b),(c),*	357	4	—	—	—	—	357	4
La Quinta Holdings Inc (b),*	4,661	89	—	—	—	—	4,661	89
Marcus Corp/The *	702	13	—	—	—	—	702	13
Monarch Casino & Resort Inc (b),*	147	2	—	—	—	—	147	2
Orient-Express Hotels Ltd (b)	2,084	30	—	—	—	—	2,084	30
		$155		$10		$—		$165
Machinery - Construction & Mining - 0.12%
Astec Industries Inc *	484	21	—	—	—	—	484	21
Hyster-Yale Materials Handling Inc *	3,000	266	155	14	—	—	3,155	280
		$287		$14		$—		$301

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Machinery - Diversified - 1.00%
Adept Technology Inc (b),*	—	$—	11,830	$124	—	$—	11,830	$124
Alamo Group Inc *	257	14	—	—	—	—	257	14
Albany International Corp *	579	22	—	—	—	—	579	22
Altra Industrial Motion Corp *	—	—	399	15	—	—	399	15
Applied Industrial Technologies Inc *	6,788	344	223	11	—	—	7,011	355
Briggs & Stratton Corp *	21,271	435	—	—	—	—	21,271	435
Chart Industries Inc (b),*	—	—	391	32	—	—	391	32
Cognex Corp (b),*	—	—	1,291	50	—	—	1,291	50
Columbus McKinnon Corp/NY *	639	17	65	2	—	—	704	19
DXP Enterprises Inc (b),*	—	—	190	14	—	—	190	14
Gerber Scientific Inc (b),(d),(e)	1,974	—	—	—	—	—	1,974	—
Global Power Equipment Group Inc *	644	11	—	—	—	—	644	11
Gorman-Rupp Co/The *	—	—	319	11	—	—	319	11
Hurco Cos Inc *	877	25	—	—	—	—	877	25
Kadant Inc *	9,235	355	35	1	—	—	9,270	356
Lindsay Corp (c),*	72	6	160	14	—	—	232	20
Manitex International Inc (b),*	—	—	327	5	—	—	327	5
Middleby Corp/The (b),*	100	8	10,950	906	—	—	11,050	914
Tennant Co *	—	—	272	21	—	—	272	21
Twin Disc Inc *	83	3	135	4	—	—	218	7
		$1,240		$1,210		$—		$2,450
Media - 0.84%
AH Belo Corp *	705	8	—	—	—	—	705	8
Crown Media Holdings Inc (b),*	972	4	651	2	—	—	1,623	6
Cumulus Media Inc (b),*	1,578	10	2,080	14	75,230	496	78,888	520
Daily Journal Corp (b),*	35	7	—	—	—	—	35	7
Entercom Communications Corp (b),*	5,602	60	—	—	—	—	5,602	60
EW Scripps Co/The (b),*	23,110	489	—	—	—	—	23,110	489
Gray Television Inc (b),*	—	—	1,121	15	—	—	1,121	15
Houghton Mifflin Harcourt Co (b),*	2,277	44	—	—	—	—	2,277	44
Journal Communications Inc (b),*	20,977	186	—	—	—	—	20,977	186
Lee Enterprises Inc (b),*	1,921	9	—	—	—	—	1,921	9
Markit Ltd (b),*	7,900	213	—	—	—	—	7,900	213
Martha Stewart Living Omnimedia Inc (b),*	—	—	510	2	—	—	510	2
McClatchy Co/The (b),*	2,195	12	—	—	—	—	2,195	12
Media General Inc (b),(c),*	1,315	27	—	—	—	—	1,315	27
Meredith Corp *	896	43	—	—	—	—	896	43
New York Times Co/The *	3,209	49	—	—	—	—	3,209	49
Nexstar Broadcasting Group Inc (c),*	—	—	376	19	—	—	376	19
Saga Communications Inc *	129	5	31	1	—	—	160	6
Salem Communications Corp *	389	4	—	—	—	—	389	4
Scholastic Corp *	641	22	—	—	—	—	641	22
Sinclair Broadcast Group Inc *	6,455	224	877	31	—	—	7,332	255
Time Inc (b),*	2,668	65	—	—	—	—	2,668	65
		$1,481		$84		$496		$2,061
Metal Fabrication & Hardware - 0.99%
Ampco-Pittsburgh Corp *	3,811	87	—	—	—	—	3,811	87
CIRCOR International Inc *	65	5	233	18	—	—	298	23
Global Brass & Copper Holdings Inc *	7,900	133	—	—	—	—	7,900	133
Haynes International Inc *	262	15	—	—	—	—	262	15
LB Foster Co *	5,052	274	—	—	—	—	5,052	274
Mueller Industries Inc *	473	14	544	16	—	—	1,017	30
Mueller Water Products Inc - Class A *	—	—	2,338	20	—	—	2,338	20
NN Inc *	2,731	70	373	10	—	—	3,104	80
Northwest Pipe Co (b),*	364	15	—	—	—	—	364	15
Olympic Steel Inc *	260	6	54	1	—	—	314	7
Omega Flex Inc *	—	—	65	1	—	—	65	1
RBC Bearings Inc *	—	—	340	22	—	—	340	22
Rexnord Corp (b),*	—	—	1,102	31	—	—	1,102	31
RTI International Metals Inc (b),*	681	18	—	—	—	—	681	18
Sun Hydraulics Corp *	—	—	317	13	—	—	317	13
Worthington Industries Inc *	16,200	697	776	33	21,810	939	38,786	1,669
		$1,334		$165		$939		$2,438
Mining - 0.57%
Century Aluminum Co (b),*	1,117	17	—	—	—	—	1,117	17
Globe Specialty Metals Inc *	4,400	91	951	20	—	—	5,351	111

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Mining (continued)
Gold Resource Corp *	—	$—	788	$4	—	$—	788	$4
Hecla Mining Co *	7,168	25	—	—	—	—	7,168	25
Horsehead Holding Corp (b),*	1,096	20	—	—	—	—	1,096	20
Kaiser Aluminum Corp *	456	33	—	—	—	—	456	33
Materion Corp *	393	15	184	7	—	—	577	22
Stillwater Mining Co (b),*	272	5	1,672	29	—	—	1,944	34
United States Lime & Minerals Inc *	—	—	42	3	—	—	42	3
US Silica Holdings Inc *	—	—	10,810	599	9,600	532	20,410	1,131
		$206		$662		$532		$1,400
Miscellaneous Manufacturing - 0.83%
Actuant Corp *	1,805	63	—	—	—	—	1,805	63
AO Smith Corp	—	—	—	—	15,770	782	15,770	782
AZZ Inc *	—	—	377	17	—	—	377	17
Barnes Group Inc *	1,332	51	—	—	—	—	1,332	51
Blount International Inc (b),*	—	—	1,168	16	—	—	1,168	16
Chase Corp *	25	1	137	5	—	—	162	6
CLARCOR Inc *	103	6	735	45	—	—	838	51
EnPro Industries Inc (b),*	—	—	333	24	—	—	333	24
Fabrinet (b),*	687	14	—	—	—	—	687	14
Federal Signal Corp *	1,509	22	—	—	—	—	1,509	22
GP Strategies Corp (b),*	166	4	231	6	—	—	397	10
Handy & Harman Ltd (b),*	153	4	—	—	—	—	153	4
Harsco Corp *	—	—	1,025	27	—	—	1,025	27
Hillenbrand Inc *	—	—	924	30	—	—	924	30
John Bean Technologies Corp *	—	—	427	13	—	—	427	13
Koppers Holdings Inc *	1,500	58	303	12	—	—	1,803	70
Lydall Inc (b),*	84	2	332	9	—	—	416	11
Movado Group Inc *	410	17	187	8	—	—	597	25
Myers Industries Inc *	—	—	625	13	—	—	625	13
NL Industries Inc *	255	2	—	—	—	—	255	2
Park-Ohio Holdings Corp *	2,100	122	205	12	—	—	2,305	134
Polypore International Inc (b),(c),*	—	—	661	32	—	—	661	32
Proto Labs Inc (b),*	—	—	5,427	445	—	—	5,427	445
Raven Industries Inc *	—	—	475	16	—	—	475	16
Smith & Wesson Holding Corp (b),*	—	—	810	12	—	—	810	12
Standex International Corp *	930	70	134	10	—	—	1,064	80
Sturm Ruger & Co Inc (c),*	—	—	281	17	—	—	281	17
Tredegar Corp *	590	14	—	—	—	—	590	14
TriMas Corp (b),*	188	7	588	22	—	—	776	29
		$457		$791		$782		$2,030
Office & Business Equipment - 0.01%
Eastman Kodak Co (b),*	632	15	—	—	—	—	632	15

Office Furnishings - 0.25%
Herman Miller Inc *	—	—	751	23	—	—	751	23
HNI Corp *	93	4	636	25	—	—	729	29
Interface Inc *	—	—	888	17	—	—	888	17
Knoll Inc *	—	—	773	13	—	—	773	13
Steelcase Inc *	14,500	219	1,214	18	20,140	305	35,854	542
		$223		$96		$305		$624
Oil & Gas - 3.81%
Abraxas Petroleum Corp (b),*	—	—	1,949	12	—	—	1,949	12
Adams Resources & Energy Inc *	77	6	2	—	—	—	79	6
Apco Oil and Gas International Inc (b),*	288	4	33	—	—	—	321	4
Approach Resources Inc (b),(c),*	815	18	462	10	—	—	1,277	28
Bill Barrett Corp (b),*	1,038	28	—	—	—	—	1,038	28
Bonanza Creek Energy Inc (b),*	—	—	598	34	—	—	598	34
Callon Petroleum Co (b),*	1,525	18	—	—	—	—	1,525	18
Carrizo Oil & Gas Inc (b),*	—	—	674	47	11,920	825	12,594	872
Clayton Williams Energy Inc (b),*	—	—	87	12	—	—	87	12
Comstock Resources Inc *	1,051	30	—	—	—	—	1,051	30
Contango Oil & Gas Co (b),*	421	18	—	—	—	—	421	18
CVR Energy Inc (c),*	1,900	92	—	—	—	—	1,900	92
Delek US Holdings Inc *	16,488	465	458	13	—	—	16,946	478
Diamondback Energy Inc (b),*	0	—	8,396	746	—	—	8,396	746
Energy XXI Bermuda Ltd	11,035	261	—	—	20,550	486	31,585	747
Equal Energy Ltd *	6,639	36	—	—	—	—	6,639	36
EXCO Resources Inc *	31,900	188	—	—	—	—	31,900	188
Gastar Exploration Inc (b),*	—	—	1,315	11	—	—	1,315	11
Goodrich Petroleum Corp (b),*	—	—	401	11	—	—	401	11

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Oil & Gas (continued)
Halcon Resources Corp (b),(c),*	5,447	$40	—	$—	—	$—	5,447	$40
Hercules Offshore Inc (b),*	3,470	14	—	—	—	—	3,470	14
Kodiak Oil & Gas Corp (b),*	—	—	4,019	58	57,480	836	61,499	894
Magnum Hunter Resources Corp (b),*	—	—	84,463	693	—	—	84,463	693
Magnum Hunter Resources Corp - Warrants (b),(d),(e)	362	—	11,865	—	—	—	12,227	—
Matador Resources Co (b),*	773	23	624	18	—	—	1,397	41
Memorial Resource Development Corp (b),*	2,500	61	—	—	—	—	2,500	61
North Atlantic Drilling Ltd *	1,347	14	448	5	—	—	1,795	19
Northern Oil and Gas Inc (b),*	1,626	26	—	—	—	—	1,626	26
Panhandle Oil and Gas Inc *	800	45	153	9	—	—	953	54
Parker Drilling Co (b),*	37,336	244	—	—	—	—	37,336	244
Parsley Energy Inc (b),*	1,500	36	461	11	—	—	1,961	47
PDC Energy Inc (b),*	805	51	58	4	—	—	863	55
Penn Virginia Corp (b),*	1,202	20	44,180	749	—	—	45,382	769
PetroQuest Energy Inc (b),*	—	—	1,264	9	—	—	1,264	9
Resolute Energy Corp (b),*	1,646	14	—	—	—	—	1,646	14
Rex Energy Corp (b),*	—	—	725	13	—	—	725	13
Rosetta Resources Inc (b),*	1,298	71	178	10	—	—	1,476	81
RSP Permian Inc (b)	543	18	211	7	13,840	449	14,594	474
Sanchez Energy Corp (b),*	380	14	17,618	662	—	—	17,998	676
Stone Energy Corp (b),*	15,320	716	—	—	—	—	15,320	716
Swift Energy Co (b),(c),*	1,061	14	—	—	—	—	1,061	14
Synergy Resources Corp (b),*	—	—	988	13	—	—	988	13
TransAtlantic Petroleum Ltd (b),*	4,700	53	—	—	—	—	4,700	53
Trecora Resources (b),*	—	—	431	5	—	—	431	5
Triangle Petroleum Corp (b),*	1,417	17	962	11	—	—	2,379	28
Vaalco Energy Inc (b),*	41,091	297	—	—	—	—	41,091	297
Vantage Drilling Co (b),*	7,705	15	—	—	—	—	7,705	15
Vertex Energy Inc (b),*	—	—	267	3	—	—	267	3
W&T Offshore Inc *	861	14	302	5	—	—	1,163	19
Warren Resources Inc (b),*	88,075	546	—	—	—	—	88,075	546
Western Refining Inc *	1,000	38	788	30	—	—	1,788	68
		$3,565		$3,211		$2,596		$9,372
Oil & Gas Services - 1.99%
Basic Energy Services Inc (b)	5,300	155	479	14	13,940	407	19,719	576
C&J Energy Services Inc (b),*	26,939	910	594	20	—	—	27,533	930
CARBO Ceramics Inc *	—	—	292	45	0	—	292	45
Dawson Geophysical Co *	3,700	106	—	—	—	0	3,700	106
Exterran Holdings Inc *	1,467	66	—	—	—	0	1,467	66
Flotek Industries Inc (b),*	—	—	700	23	14,487	466	15,187	489
Forum Energy Technologies Inc (b),*	6,909	252	6,902	251	—	—	13,811	503
Geospace Technologies Corp (b),*	246	14	184	10	—	—	430	24
Gulf Island Fabrication Inc *	329	7	121	3	—	—	450	10
Gulfmark Offshore Inc	680	31	—	—	9,830	444	10,510	475
Helix Energy Solutions Group Inc (b),*	17,501	460	—	—	—	—	17,501	460
Hornbeck Offshore Services Inc (b),*	864	41	—	—	—	—	864	41
ION Geophysical Corp (b),*	24,036	101	—	—	—	—	24,036	101
Key Energy Services Inc (b),*	3,181	29	—	—	—	—	3,181	29
Matrix Service Co (b),*	—	—	391	13	—	—	391	13
McDermott International Inc (b),*	4,965	40	—	—	—	—	4,965	40
Mitcham Industries Inc (b),*	489	7	—	—	—	—	489	7
Natural Gas Services Group Inc (b),*	458	15	—	—	—	—	458	15
Newpark Resources Inc (b),*	2,054	26	—	—	—	—	2,054	26
Pioneer Energy Services Corp (b),*	637	11	668	12	—	—	1,305	23
RPC Inc *	—	—	—	—	17,110	402	17,110	402
SEACOR Holdings Inc (b),*	469	39	—	—	—	—	469	39
Superior Energy Services Inc *	5,076	183	—	—	—	—	5,076	183
Tesco Corp *	5,335	114	70	1	—	—	5,405	115
Tetra Technologies Inc (b),*	1,650	19	—	—	—	—	1,650	19
Thermon Group Holdings Inc (b),*	—	—	402	11	—	—	402	11
Willbros Group Inc (b),*	10,800	133	905	11	—	—	11,705	144
		$2,759		$414		$1,719		$4,892
Packaging & Containers - 0.31%
Berry Plastics Group Inc (b),*	815	21	647	17	—	—	1,462	38
Graphic Packaging Holding Co (b),*	37,700	441	4,866	57	—	—	42,566	498
Rock-Tenn Co *	2,000	211	—	—	—	—	2,000	211

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Packaging & Containers (continued)
UFP Technologies Inc (b),*	204	$5	—	$—	—	$—	204	$5
		$678		$74		$—		$752
Pharmaceuticals - 2.29%
ACADIA Pharmaceuticals Inc (b),(c),*	—	—	935	21	—	—	935	21
Achaogen Inc (b)	1,100	15	—	—	5,900	82	7,000	97
Actinium Pharmaceuticals Inc (b),(c),*	—	—	449	3	—	—	449	3
Adamas Pharmaceuticals Inc (b),*	—	—	6,919	127	—	—	6,919	127
Akorn Inc (b),*	—	—	898	30	—	—	898	30
Alimera Sciences Inc (b),(c),*	—	—	515	3	—	—	515	3
Amphastar Pharmaceuticals Inc (b),*	10,400	104	—	—	—	—	10,400	104
Anacor Pharmaceuticals Inc (b),(c),*	754	13	271	5	—	—	1,025	18
Anika Therapeutics Inc (b),*	—	—	207	10	—	—	207	10
Antares Pharma Inc (b),*	—	—	2,643	7	—	—	2,643	7
Aratana Therapeutics Inc (b)	—	—	—	—	9,871	154	9,871	154
Array BioPharma Inc (b),*	—	—	2,296	11	30,400	139	32,696	150
Auspex Pharmaceuticals Inc (b),*	400	9	—	—	—	—	400	9
Auxilium Pharmaceuticals Inc (b),(c),*	—	—	718	14	—	—	718	14
AVANIR Pharmaceuticals Inc (b),(c),*	—	—	2,302	13	—	—	2,302	13
BioDelivery Sciences International Inc (b),*	—	—	947	11	—	—	947	11
Bio-Path Holdings Inc (b),*	—	—	1,665	5	—	—	1,665	5
BioScrip Inc (b),*	1,429	12	—	—	—	—	1,429	12
BioSpecifics Technologies Corp (b),*	—	—	82	2	—	—	82	2
Cara Therapeutics Inc (b),(c),*	4,800	82	122	2	—	—	4,922	84
Cerulean Pharma Inc (b)	—	—	—	—	11,520	67	11,520	67
Clovis Oncology Inc (b),*	—	—	355	15	1,930	80	2,285	95
Concert Pharmaceuticals Inc (b)	—	—	—	—	9,200	93	9,200	93
Corcept Therapeutics Inc (b),(c),*	—	—	1,262	4	—	—	1,262	4
Cytori Therapeutics Inc (b),(c),*	—	—	1,038	3	—	—	1,038	3
Depomed Inc (b),*	—	—	21,581	300	—	—	21,581	300
Durata Therapeutics Inc (b),*	—	—	310	5	—	—	310	5
Dyax Corp (b),*	—	—	1,961	19	—	—	1,961	19
Egalet Corp (b),(c),*	1,000	13	—	—	—	—	1,000	13
Enanta Pharmaceuticals Inc (b),*	—	—	234	10	—	—	234	10
Flexion Therapeutics Inc (b),*	1,500	20	—	—	—	—	1,500	20
Furiex Pharmaceuticals Inc (b),*	—	—	104	11	—	—	104	11
Heron Therapeutics Inc (b),*	—	—	13,860	171	—	—	13,860	171
Hyperion Therapeutics Inc (b),*	—	—	198	5	—	—	198	5
Impax Laboratories Inc (b),*	17,221	516	307	9	—	—	17,528	525
Infinity Pharmaceuticals Inc (b),*	—	—	1,099	14	—	—	1,099	14
Insys Therapeutics Inc (b),*	—	—	226	7	—	—	226	7
Ironwood Pharmaceuticals Inc (b),*	—	—	1,723	26	—	—	1,723	26
Keryx Biopharmaceuticals Inc (b),(c),*	—	—	1,308	20	8,780	135	10,088	155
Kite Pharma Inc (b),*	1,800	52	920	27	—	—	2,720	79
Lannett Co Inc (b),*	5,300	263	371	18	—	—	5,671	281
Liberator Medical Holdings Inc *	—	—	714	3	—	—	714	3
MannKind Corp (b),(c),*	—	—	2,895	32	—	—	2,895	32
Nature's Sunshine Products Inc *	409	7	—	—	—	—	409	7
Nektar Therapeutics (b),*	1,153	15	1,035	13	10,630	136	12,818	164
Neogen Corp (b),*	—	—	522	21	—	—	522	21
Neurocrine Biosciences Inc (b),*	—	—	10,975	163	—	—	10,975	163
Northwest Biotherapeutics Inc (b),(c),*	—	—	806	5	—	—	806	5
Nutraceutical International Corp (b),*	326	8	—	—	—	—	326	8
Omega Protein Corp (b),*	716	10	—	—	—	—	716	10
OPKO Health Inc (b),(c),*	—	—	2,842	25	—	—	2,842	25
Orexigen Therapeutics Inc (b),*	—	—	1,478	9	19,340	120	20,818	129
Osiris Therapeutics Inc (b),(c),*	—	—	394	6	—	—	394	6
Pacira Pharmaceuticals Inc/DE (b),*	—	—	514	47	—	—	514	47
Pain Therapeutics Inc (b),*	—	—	863	5	—	—	863	5
Pernix Therapeutics Holdings Inc (b),*	—	—	753	7	—	—	753	7
PharMerica Corp (b),*	717	20	—	—	—	—	717	20
Phibro Animal Health Corp *	4,000	88	332	7	—	—	4,332	95
Portola Pharmaceuticals Inc (b),(c),*	—	—	11,423	334	—	—	11,423	334

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Pharmaceuticals (continued)
POZEN Inc (b),*	—	$—	618	$5	—	$—	618	$5
Prestige Brands Holdings Inc (b),*	—	—	744	25	18,360	622	19,104	647
Raptor Pharmaceutical Corp (b),*	—	—	795	9	—	—	795	9
Receptos Inc (b),*	—	—	349	15	—	—	349	15
Relypsa Inc (b),*	—	—	382	9	—	—	382	9
Revance Therapeutics Inc (b),(c),*	3,000	102	97	3	2,530	86	5,627	191
Sagent Pharmaceuticals Inc (b),*	156	4	445	12	—	—	601	16
Sarepta Therapeutics Inc (b),(c),*	—	—	12,595	375	—	—	12,595	375
SciClone Pharmaceuticals Inc (b),*	547	3	936	5	—	—	1,483	8
SCYNEXIS Inc (b)	—	—	—	—	8,020	64	8,020	64
Sucampo Pharmaceuticals Inc (b),*	—	—	324	2	—	—	324	2
Supernus Pharmaceuticals Inc (b),(c),*	—	—	664	7	—	—	664	7
Synutra International Inc (b),*	—	—	370	3	—	—	370	3
Threshold Pharmaceuticals Inc (b),*	—	—	1,116	4	—	—	1,116	4
USANA Health Sciences Inc (b),(c),*	—	—	142	11	—	—	142	11
Vanda Pharmaceuticals Inc (b),(c),*	—	—	785	13	7,391	120	8,176	133
Vivus Inc (b),(c),*	—	—	2,386	13	—	—	2,386	13
Zafgen Inc (b),(c)	1,700	34	—	—	3,800	75	5,500	109
Zogenix Inc (b),(c),*	—	—	2,340	5	—	—	2,340	5
ZS Pharma Inc (b),(c),*	1,000	29	3,840	110	—	—	4,840	139
		$1,419		$2,231		$1,973		$5,623
Pipelines - 0.29%
Primoris Services Corp *	—	—	19,601	565	—	—	19,601	565
SemGroup Corp *	1,200	95	560	44	—	—	1,760	139
		$95		$609		$—		$704
Private Equity - 0.15%
GSV Capital Corp (b),(c),*	—	—	34,279	362	—	—	34,279	362

Publicly Traded Investment Fund - 0.05%
THL Credit Inc	—	—	—	—	8,690	122	8,690	122

Real Estate - 0.18%
Alexander & Baldwin Inc *	7,818	324	—	—	—	—	7,818	324
Altisource Residential Corp *	1,230	32	—	—	—	—	1,230	32
Forestar Group Inc (b),*	810	16	—	—	—	—	810	16
HFF Inc *	—	—	552	20	—	—	552	20
Kennedy-Wilson Holdings Inc *	1,313	35	—	—	—	—	1,313	35
St Joe Co/The (b),(c),*	—	—	746	19	—	—	746	19
		$407		$39		$—		$446
REITS - 8.11%
Acadia Realty Trust *	3,701	104	240	7	—	—	3,941	111
AG Mortgage Investment Trust Inc *	607	11	—	—	—	—	607	11
Agree Realty Corp *	581	18	—	—	—	—	581	18
Alexander's Inc *	—	—	33	12	—	—	33	12
American Assets Trust Inc *	741	26	171	6	—	—	912	32
American Campus Communities Inc *	7,700	294	—	—	—	—	7,700	294
American Capital Mortgage Investment Corp *	1,247	25	—	—	—	—	1,247	25
American Realty Capital Healthcare Trust Inc *	3,539	39	—	—	—	—	3,539	39
American Residential Properties Inc (b),*	672	13	—	—	—	—	672	13
Anworth Mortgage Asset Corp *	89,335	461	—	—	—	—	89,335	461
Apollo Commercial Real Estate Finance Inc *	1,207	20	—	—	—	—	1,207	20
Apollo Residential Mortgage Inc *	688	11	—	—	—	—	688	11
Armada Hoffler Properties Inc *	1,800	17	—	—	—	—	1,800	17
ARMOUR Residential REIT Inc *	7,919	34	—	—	—	—	7,919	34
Ashford Hospitality Prime Inc *	5,580	96	—	—	—	—	5,580	96
Ashford Hospitality Trust Inc *	46,237	533	—	—	—	—	46,237	533
Associated Estates Realty Corp *	1,203	22	—	—	—	—	1,203	22
Aviv REIT Inc *	504	14	—	—	—	—	504	14
Brandywine Realty Trust	—	—	—	—	49,430	771	49,430	771
Campus Crest Communities Inc *	1,402	12	—	—	—	—	1,402	12
Capstead Mortgage Corp *	61,962	815	—	—	—	—	61,962	815
Cedar Realty Trust Inc *	28,100	176	—	—	—	—	28,100	176
Chambers Street Properties *	4,952	40	—	—	—	—	4,952	40

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS (continued)
Chatham Lodging Trust *	5,890	$129	—	$—	—	$—	5,890	$129
Chesapeake Lodging Trust *	9,859	298	—	—	—	—	9,859	298
Colony Financial Inc	2,439	57	—	—	24,600	571	27,039	628
CoreSite Realty Corp *	11,300	374	265	9	—	—	11,565	383
Cousins Properties Inc *	62,893	783	—	—	—	—	62,893	783
CubeSmart	3,052	56	—	—	14,000	257	17,052	313
CyrusOne Inc *	6,000	149	—	—	—	—	6,000	149
CYS Investments Inc *	19,122	173	—	—	—	—	19,122	173
DCT Industrial Trust Inc	72,705	597	—	—	—	—	72,705	597
DiamondRock Hospitality Co *	64,940	832	—	—	—	—	64,940	832
DuPont Fabros Technology Inc *	1,136	31	461	12	—	—	1,597	43
EastGroup Properties Inc *	1,066	68	449	29	—	—	1,515	97
Education Realty Trust Inc	19,210	206	—	—	20,314	218	39,524	424
Empire State Realty Trust Inc *	—	—	1,163	19	—	—	1,163	19
EPR Properties	3,984	222	—	—	7,500	419	11,484	641
Equity One Inc *	1,652	39	—	—	—	—	1,652	39
Excel Trust Inc *	1,262	17	—	—	—	—	1,262	17
Extra Space Storage Inc *	3,000	160	—	—	—	—	3,000	160
FelCor Lodging Trust Inc *	20,547	216	—	—	—	—	20,547	216
First Industrial Realty Trust Inc *	39,738	749	—	—	36,960	697	76,698	1,446
First Potomac Realty Trust *	1,275	17	—	—	—	—	1,275	17
Franklin Street Properties Corp *	4,569	57	—	—	—	—	4,569	57
Geo Group Inc/The *	5,416	193	—	—	—	—	5,416	193
Getty Realty Corp *	3,419	65	—	—	—	—	3,419	65
Gladstone Commercial Corp *	578	10	—	—	—	—	578	10
Glimcher Realty Trust *	—	—	1,662	18	—	—	1,662	18
Government Properties Income Trust *	3,520	89	—	—	—	—	3,520	89
Gramercy Property Trust Inc *	2,133	13	—	—	—	—	2,133	13
Hatteras Financial Corp *	2,017	40	—	—	—	—	2,017	40
Healthcare Realty Trust Inc *	2,513	64	—	—	—	—	2,513	64
Hersha Hospitality Trust *	109,112	733	—	—	—	—	109,112	733
Highwoods Properties Inc *	2,358	99	—	—	—	—	2,358	99
Home Properties Inc *	1,000	64	—	—	—	—	1,000	64
Hudson Pacific Properties Inc *	1,098	28	—	—	—	—	1,098	28
Inland Real Estate Corp *	2,284	24	—	—	—	—	2,284	24
Invesco Mortgage Capital Inc *	2,709	47	—	—	—	—	2,709	47
Investors Real Estate Trust *	2,655	24	—	—	—	—	2,655	24
iStar Financial Inc (b),*	1,794	27	—	—	—	—	1,794	27
Kite Realty Group Trust	42,940	263	—	—	—	—	42,940	263
LaSalle Hotel Properties *	4,175	148	—	—	—	—	4,175	148
Lexington Realty Trust *	4,295	47	—	—	—	—	4,295	47
LTC Properties Inc *	6,911	270	—	—	—	—	6,911	270
Mack-Cali Realty Corp *	1,853	40	—	—	—	—	1,853	40
Medical Properties Trust Inc *	4,577	61	—	—	—	—	4,577	61
Monmouth Real Estate Investment Corp *	1,727	17	—	—	—	—	1,727	17
National Health Investors Inc *	—	—	530	33	—	—	530	33
New Residential Investment Corp	5,891	37	—	—	—	—	5,891	37
New York Mortgage Trust Inc *	1,652	13	—	—	—	—	1,652	13
New York REIT Inc *	3,681	41	—	—	—	—	3,681	41
NorthStar Realty Finance Corp	—	—	—	—	32,860	571	32,860	571
One Liberty Properties Inc *	449	10	—	—	—	—	449	10
Parkway Properties Inc/Md *	19,786	409	—	—	—	—	19,786	409
Pebblebrook Hotel Trust *	1,595	59	—	—	—	—	1,595	59
Pennsylvania Real Estate Investment Trust *	5,537	104	—	—	—	—	5,537	104
PennyMac Mortgage Investment Trust *	19,846	435	—	—	—	—	19,846	435
Potlatch Corp *	14,700	609	523	22	—	—	15,223	631
PS Business Parks Inc *	252	21	158	13	—	—	410	34
RAIT Financial Trust *	29,479	244	—	—	—	—	29,479	244
Ramco-Gershenson Properties Trust *	7,181	120	—	—	—	—	7,181	120
Redwood Trust Inc *	33,764	657	—	—	—	—	33,764	657
Resource Capital Corp *	3,300	19	—	—	—	—	3,300	19
Retail Opportunity Investments Corp *	1,896	30	—	—	—	—	1,896	30
RLJ Lodging Trust	3,502	101	—	—	25,130	726	28,632	827
Rouse Properties Inc *	2,875	49	—	—	—	—	2,875	49
Ryman Hospitality Properties Inc *	553	27	358	17	—	—	911	44
Sabra Health Care REIT Inc *	102	3	713	21	—	—	815	24
Saul Centers Inc *	—	—	185	9	—	—	185	9
Select Income REIT *	963	29	—	—	—	—	963	29
Silver Bay Realty Trust Corp *	803	13	—	—	—	—	803	13

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
REITS (continued)
Sovran Self Storage Inc *	156	$12	453	$35	—	$—	609	$47
STAG Industrial Inc *	962	23	—	—	—	—	962	23
Starwood Waypoint Residential Trust (b),*	817	21	—	—	—	—	817	21
Strategic Hotels & Resorts Inc (b),*	1,208	14	2,404	28	22,637	265	26,249	307
Summit Hotel Properties Inc *	2,112	22	—	—	—	—	2,112	22
Sun Communities Inc *	2,600	130	517	26	—	—	3,117	156
Sunstone Hotel Investors Inc	38,402	574	—	—	48,300	721	86,702	1,295
Terreno Realty Corp *	697	13	—	—	—	—	697	13
UMH Properties Inc *	540	5	—	—	—	—	540	5
Universal Health Realty Income Trust *	—	—	274	12	—	—	274	12
Urstadt Biddle Properties Inc *	216	4	442	9	—	—	658	13
Washington Real Estate Investment Trust *	1,392	36	—	—	—	—	1,392	36
Western Asset Mortgage Capital Corp *	866	12	—	—	—	—	866	12
Winthrop Realty Trust *	7,360	113	—	—	—	—	7,360	113
		$14,386		$337		$5,216		$19,939
Retail - 7.37%
American Eagle Outfitters Inc *	4,063	46	—	—	—	—	4,063	46
America's Car-Mart Inc/TX (b),*	236	9	—	—	—	—	236	9
ANN Inc (b),*	—	—	685	28	—	—	685	28
Asbury Automotive Group Inc (b),*	—	—	450	31	—	—	450	31
Barnes & Noble Inc (b),*	47,948	1,093	—	—	—	—	47,948	1,093
Biglari Holdings Inc (b),*	35	15	—	—	—	—	35	15
BJ's Restaurants Inc (b),*	433	15	—	—	—	—	433	15
Bloomin' Brands Inc (b),*	—	—	1,136	26	—	—	1,136	26
Bob Evans Farms Inc (c),*	477	24	—	—	—	—	477	24
Brown Shoe Co Inc *	10,118	290	478	14	31,310	896	41,906	1,200
Buckle Inc/The *	—	—	406	18	—	—	406	18
Buffalo Wild Wings Inc (b),*	—	—	272	45	—	—	272	45
Build-A-Bear Workshop Inc (b),*	1,400	19	200	3	—	—	1,600	22
Burlington Stores Inc (b),*	111	4	376	12	—	—	487	16
Casey's General Stores Inc *	—	—	556	39	—	—	556	39
Cash America International Inc *	14,493	644	—	—	—	—	14,493	644
Cato Corp/The *	3,032	93	130	4	—	—	3,162	97
Cheesecake Factory Inc/The *	—	—	774	36	—	—	774	36
Children's Place Inc/The *	7,633	378	—	—	—	—	7,633	378
Christopher & Banks Corp (b),*	—	—	41,674	365	—	—	41,674	365
Chuy's Holdings Inc (b),*	—	—	7,773	282	—	—	7,773	282
Citi Trends Inc (b),*	555	12	—	—	—	—	555	12
Conn's Inc (b),(c),*	—	—	351	17	11,630	574	11,981	591
Cracker Barrel Old Country Store Inc *	1,443	143	228	23	—	—	1,671	166
Denny's Corp (b),*	773	5	1,683	11	—	—	2,456	16
Destination Maternity Corp *	3,024	69	43	1	—	—	3,067	70
Dillard's Inc *	2,600	303	—	—	—	—	2,600	303
DineEquity Inc *	244	19	148	12	—	—	392	31
Diversified Restaurant Holdings Inc (b),(c),*	—	—	16,175	77	—	—	16,175	77
Einstein Noah Restaurant Group Inc *	—	—	212	3	—	—	212	3
Express Inc (b),*	1,917	33	—	—	—	—	1,917	33
Ezcorp Inc (b),*	4,440	51	—	—	—	—	4,440	51
Famous Dave's of America Inc (b),*	—	—	106	3	—	—	106	3
Fiesta Restaurant Group Inc (b),*	—	—	326	15	—	—	326	15
Finish Line Inc/The *	781	23	274	8	—	—	1,055	31
First Cash Financial Services Inc (b),*	—	—	374	22	—	—	374	22
Five Below Inc (b),*	—	—	7,643	305	—	—	7,643	305
Francesca's Holdings Corp (b),*	—	—	955	14	—	—	955	14
Fred's Inc *	911	14	—	—	—	—	911	14
Genesco Inc (b),*	529	43	48	4	—	—	577	47
Group 1 Automotive Inc *	478	40	100	8	—	—	578	48
Guess? Inc *	9,800	264	—	—	—	—	9,800	264
Haverty Furniture Cos Inc *	724	18	—	—	—	—	724	18
Hibbett Sports Inc (b),*	—	—	377	20	—	—	377	20
HSN Inc *	—	—	491	29	—	—	491	29
Jack in the Box Inc *	—	—	12,817	767	—	—	12,817	767
Kate Spade & Co (b),*	—	—	11,430	436	—	—	11,430	436
Kirkland's Inc (b),*	8,353	155	—	—	12,181	226	20,534	381
Krispy Kreme Doughnuts Inc (b),*	—	—	950	15	—	—	950	15

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Retail (continued)
Lands' End Inc (b),(c),*	398	$13	—	$—	—	$—	398	$13
Lithia Motors Inc *	—	—	8,116	764	—	—	8,116	764
Lumber Liquidators Holdings Inc (b),*	—	—	3,703	282	—	—	3,703	282
MarineMax Inc (b),*	893	15	23,767	398	—	—	24,660	413
Mattress Firm Holding Corp (b),(c),*	—	—	221	11	—	—	221	11
Men's Wearhouse Inc *	237	13	562	31	—	—	799	44
Michaels Cos Inc/The (b),*	3,100	53	—	—	—	—	3,100	53
Office Depot Inc (b),*	12,934	74	—	—	171,666	977	184,600	1,051
Pantry Inc/The (b),*	20,600	334	—	—	—	—	20,600	334
Papa John's International Inc *	—	—	465	20	—	—	465	20
PC Connection Inc *	331	7	—	—	—	—	331	7
Penske Automotive Group Inc	—	—	10,410	515	12,585	623	22,995	1,138
Pep Boys-Manny Moe & Jack/The (b),*	1,123	13	—	—	—	—	1,123	13
PetMed Express Inc (c),*	—	—	477	6	—	—	477	6
Pier 1 Imports Inc *	—	—	1,390	21	—	—	1,390	21
Popeyes Louisiana Kitchen Inc (b),*	—	—	346	15	—	—	346	15
PriceSmart Inc *	—	—	267	23	—	—	267	23
Red Robin Gourmet Burgers Inc (b),*	—	—	7,999	570	7,324	521	15,323	1,091
Regis Corp *	1,021	14	—	—	—	—	1,021	14
Restoration Hardware Holdings Inc (b),*	—	—	446	42	—	—	446	42
Rite Aid Corp (b),*	128,200	919	—	—	152,120	1,091	280,320	2,010
Roundy's Inc *	18,600	103	—	—	—	—	18,600	103
Rush Enterprises Inc - Class A (b),*	—	—	364	13	—	—	364	13
Ruth's Hospitality Group Inc *	21,266	263	523	6	—	—	21,789	269
Shoe Carnival Inc *	560	12	—	—	—	—	560	12
Sonic Automotive Inc *	964	26	—	—	—	—	964	26
Sonic Corp (b),*	582	13	648	14	—	—	1,230	27
Stage Stores Inc *	758	14	—	—	—	—	758	14
Susser Holdings Corp (b),*	—	—	231	19	—	—	231	19
Systemax Inc (b),*	4,217	61	—	—	—	—	4,217	61
Texas Roadhouse Inc *	—	—	907	24	—	—	907	24
Tile Shop Holdings Inc (b),(c),*	—	—	38,484	588	—	—	38,484	588
Tilly's Inc (b),*	—	—	17,815	143	—	—	17,815	143
Tuesday Morning Corp (b),*	294	5	799	14	—	—	1,093	19
Vera Bradley Inc (b),(c),*	—	—	512	11	—	—	512	11
Vitamin Shoppe Inc (b),*	370	16	228	10	—	—	598	26
Wendy's Co/The	—	—	—	—	74,380	634	74,380	634
West Marine Inc (b),*	656	7	—	—	—	—	656	7
World Fuel Services Corp *	2,000	98	—	—	—	—	2,000	98
Zoe's Kitchen Inc (b),(c),*	2,400	83	—	—	—	—	2,400	83
Zumiez Inc (b),*	13,154	363	373	10	—	—	13,527	373
		$6,341		$6,243		$5,542		$18,126
Savings & Loans - 1.21%
Astoria Financial Corp *	2,201	30	—	—	—	—	2,201	30
B of I Holding Inc (b),*	—	—	200	15	—	—	200	15
Bank Mutual Corp *	1,812	10	—	—	—	—	1,812	10
BankFinancial Corp *	2,069	23	—	—	—	—	2,069	23
BBX Capital Corp (b),*	309	6	—	—	—	—	309	6
Berkshire Hills Bancorp Inc *	2,713	63	—	—	—	—	2,713	63
Brookline Bancorp Inc *	1,690	16	—	—	—	—	1,690	16
Capitol Federal Financial Inc *	3,729	45	—	—	—	—	3,729	45
Charter Financial Corp/MD *	7,300	81	—	—	—	—	7,300	81
Dime Community Bancshares Inc *	796	13	—	—	—	—	796	13
ESB Financial Corp *	464	6	—	—	—	—	464	6
EverBank Financial Corp *	1,903	38	—	—	—	—	1,903	38
First Defiance Financial Corp *	3,062	87	—	—	—	—	3,062	87
First Financial Northwest Inc *	570	6	—	—	—	—	570	6
First Niagara Financial Group Inc *	10,546	92	—	—	—	—	10,546	92
Flagstar Bancorp Inc (b),*	42,300	766	—	—	—	—	42,300	766
Flushing Financial Corp *	4,649	95	—	—	—	—	4,649	95
Fox Chase Bancorp Inc *	464	8	—	—	—	—	464	8
HomeStreet Inc *	11,400	209	—	—	—	—	11,400	209
HomeTrust Bancshares Inc (b),*	791	12	—	—	—	—	791	12
Investors Bancorp Inc *	6,592	73	—	—	—	—	6,592	73
Meridian Interstate Bancorp Inc (b)	—	—	187	5	—	—	187	5
Northfield Bancorp Inc *	1,136	15	—	—	—	—	1,136	15

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Savings & Loans (continued)
Northwest Bancshares Inc *	2,340	$32	—	$—	—	$—	2,340	$32
OceanFirst Financial Corp *	2,827	47	—	—	—	—	2,827	47
Oritani Financial Corp *	1,183	18	—	—	15,312	236	16,495	254
Pacific Premier Bancorp Inc (b),*	—	—	15,297	215	—	—	15,297	215
Provident Financial Services Inc	6,111	106	—	—	18,550	321	24,661	427
Sterling Bancorp/DE *	2,111	25	—	—	—	—	2,111	25
Territorial Bancorp Inc *	410	9	—	—	—	—	410	9
United Financial Bancorp Inc *	926	13	190	3	—	—	1,116	16
Washington Federal Inc *	2,461	55	—	—	—	—	2,461	55
WSFS Financial Corp *	2,598	192	—	—	—	—	2,598	192
		$2,191		$238		$557		$2,986
Semiconductors - 2.46%
Alpha & Omega Semiconductor Ltd (b),*	17,541	163	—	—	—	—	17,541	163
Ambarella Inc (b),*	—	—	439	14	—	—	439	14
Amkor Technology Inc (b),*	44,316	495	1,004	11	—	—	45,320	506
Applied Micro Circuits Corp (b),*	—	—	937	10	—	—	937	10
Brooks Automation Inc *	1,606	17	—	—	—	—	1,606	17
Cabot Microelectronics Corp (b),*	141	6	301	13	—	—	442	19
Cascade Microtech Inc (b),*	430	6	—	—	—	—	430	6
Cavium Inc (b),*	—	—	11,980	595	—	—	11,980	595
CEVA Inc (b),*	846	12	—	—	—	—	846	12
Cirrus Logic Inc (b),*	7,307	167	418	10	—	—	7,725	177
Cypress Semiconductor Corp (b),*	—	—	2,024	22	—	—	2,024	22
Diodes Inc (b),*	415	12	416	12	—	—	831	24
DSP Group Inc (b),*	743	6	—	—	—	—	743	6
Emulex Corp (b),*	3,050	17	—	—	—	—	3,050	17
Entegris Inc (b),*	1,466	20	1,146	16	64,410	885	67,022	921
Fairchild Semiconductor International Inc (b),*	2,950	46	—	—	—	—	2,950	46
First Solar Inc (b),*	8,000	568	—	—	—	—	8,000	568
GT Advanced Technologies Inc (b),(c),*	—	—	1,733	32	—	—	1,733	32
Hittite Microwave Corp *	—	—	399	31	—	—	399	31
Inphi Corp (b),*	—	—	24,267	356	—	—	24,267	356
Integrated Device Technology Inc (b),*	838	13	1,246	19	—	—	2,084	32
Integrated Silicon Solution Inc (b),*	19,333	286	—	—	—	—	19,333	286
International Rectifier Corp (b),*	1,662	46	—	—	—	—	1,662	46
Intersil Corp *	2,692	40	—	—	—	—	2,692	40
IPG Photonics Corp (b),(c),*	—	—	3,462	238	—	—	3,462	238
IXYS Corp *	1,703	21	—	—	—	—	1,703	21
Lattice Semiconductor Corp (b),*	—	—	1,752	14	—	—	1,752	14
Microsemi Corp (b),*	720	19	22,175	594	—	—	22,895	613
MKS Instruments Inc *	10,071	315	—	—	—	—	10,071	315
Monolithic Power Systems Inc *	—	—	575	24	—	—	575	24
OmniVision Technologies Inc (b),*	1,264	28	—	—	—	—	1,264	28
Pericom Semiconductor Corp (b),*	6,582	60	—	—	—	—	6,582	60
Photronics Inc (b),*	1,555	13	—	—	—	—	1,555	13
Pixelworks Inc (b),*	—	—	9,850	75	—	—	9,850	75
PLX Technology Inc (b),*	—	—	1,007	7	—	—	1,007	7
PMC-Sierra Inc (b),*	2,852	22	—	—	—	—	2,852	22
Power Integrations Inc *	—	—	451	26	—	—	451	26
QLogic Corp (b),*	2,148	22	—	—	—	—	2,148	22
Rambus Inc (b),*	—	—	1,446	21	—	—	1,446	21
Rudolph Technologies Inc (b),*	1,025	10	—	—	—	—	1,025	10
Semtech Corp (b),*	—	—	855	22	—	—	855	22
Silicon Image Inc (b),*	1,368	7	912	5	—	—	2,280	12
Silicon Laboratories Inc (b),*	320	16	443	22	—	—	763	38
Tessera Technologies Inc *	796	18	—	—	—	—	796	18
TriQuint Semiconductor Inc (b),*	—	—	2,175	34	—	—	2,175	34
Ultra Clean Holdings Inc (b),*	44,955	407	211	2	—	—	45,166	409
Veeco Instruments Inc (b),*	836	31	—	—	—	—	836	31
Xcerra Corp (b),*	3,400	31	—	—	—	—	3,400	31
		$2,940		$2,225		$885		$6,050
Software - 3.93%
2U Inc (b),(c)	4,000	67	—	—	18,100	304	22,100	371
ACI Worldwide Inc (b),*	—	—	579	32	—	—	579	32
Actuate Corp (b),*	6,955	33	—	—	—	—	6,955	33
Acxiom Corp (b),*	1,786	39	—	—	27,630	600	29,416	639
Advent Software Inc *	0	—	739	24	17,375	566	18,114	590
Amber Road Inc (b)	0	—	184	3	14,454	233	14,638	236
American Software Inc/Georgia *	0	—	568	6	—	—	568	6
Aspen Technology Inc (b),*	0	—	1,322	61	24,120	1,119	25,442	1,180

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Software - (continued)
Audience Inc (b),*	1,200	$14	—	$—	—	$—	1,200	$14
AVG Technologies NV (b),*	—	—	567	11	—	—	567	11
Avid Technology Inc (b),*	12,200	90	—	—	—	—	12,200	90
Blackbaud Inc *	—	—	663	24	9,510	340	10,173	364
Bottomline Technologies de Inc (b),*	227	7	486	15	—	—	713	22
Callidus Software Inc (b),*	—	—	957	11	—	—	957	11
CommVault Systems Inc (b),*	—	—	676	33	—	—	676	33
Computer Programs & Systems Inc *	—	—	160	10	—	—	160	10
Compuware Corp *	67,902	678	—	—	—	—	67,902	678
Cornerstone OnDemand Inc (b),*	—	—	675	31	—	—	675	31
CSG Systems International Inc *	1,319	35	319	8	—	—	1,638	43
Cvent Inc (b),*	—	—	406	12	—	—	406	12
Dealertrack Technologies Inc (b),*	—	—	563	25	—	—	563	25
Demandware Inc (b),*	—	—	431	30	—	—	431	30
Digi International Inc (b),*	961	9	—	—	—	—	961	9
Digital River Inc (b),*	5,873	91	—	—	—	—	5,873	91
Ebix Inc (c),*	1,100	16	—	—	—	—	1,100	16
Envestnet Inc (b),*	—	—	489	24	—	—	489	24
Epiq Systems Inc *	1,129	16	—	—	—	—	1,129	16
Everyday Health Inc (b),*	—	—	12,337	228	—	—	12,337	228
Fair Isaac Corp *	—	—	521	33	—	—	521	33
Five9 Inc (b),(c),*	2,600	19	252	2	—	—	2,852	21
Glu Mobile Inc (b),(c),*	—	—	85,327	426	—	—	85,327	426
Guidance Software Inc (b),*	—	—	403	4	—	—	403	4
Guidewire Software Inc (b),*	—	—	6,881	280	—	—	6,881	280
ICG Group Inc (b)	760	16	—	—	—	—	760	16
Imperva Inc (b),*	6,400	168	3,310	87	—	—	9,710	255
Infoblox Inc (b),*	261	3	—	—	—	—	261	3
Interactive Intelligence Group Inc (b),*	—	—	225	13	—	—	225	13
Kofax Ltd (b),*	—	—	1,065	9	—	—	1,065	9
ManTech International Corp/VA *	550	16	—	—	—	—	550	16
MedAssets Inc (b),*	—	—	888	20	9,510	217	10,398	237
Medidata Solutions Inc (b),*	—	—	775	33	—	—	775	33
MicroStrategy Inc (b),*	—	—	130	18	—	—	130	18
MobileIron Inc (b)	—	—	—	—	12,109	115	12,109	115
Monotype Imaging Holdings Inc *	—	—	555	16	—	—	555	16
Omnicell Inc (b),*	—	—	490	14	—	—	490	14
Paycom Software Inc (b),(c),*	2,934	42	—	—	—	—	2,934	42
PDF Solutions Inc (b),*	—	—	13,066	278	—	—	13,066	278
Pegasystems Inc *	—	—	507	11	—	—	507	11
Progress Software Corp (b),*	1,192	29	—	—	—	—	1,192	29
Proofpoint Inc (b),*	800	30	21,934	822	—	—	22,734	852
QAD Inc *	—	—	124	3	—	—	124	3
Qlik Technologies Inc (b),*	—	—	18,877	427	—	—	18,877	427
Quality Systems Inc *	—	—	719	11	—	—	719	11
RealPage Inc (b),*	—	—	743	17	—	—	743	17
Sapiens International Corp NV (b),*	504	4	—	—	—	—	504	4
Seachange International Inc (b),*	1,181	10	—	—	—	—	1,181	10
SS&C Technologies Holdings Inc (b),*	—	—	979	43	—	—	979	43
Synchronoss Technologies Inc (b),*	—	—	424	15	—	—	424	15
SYNNEX Corp (b)	635	46	70	5	10,550	769	11,255	820
Take-Two Interactive Software Inc (b),*	2,120	47	173	4	—	—	2,293	51
Tangoe Inc (b),*	—	—	875	13	—	—	875	13
Tyler Technologies Inc (b),*	—	—	474	43	—	—	474	43
Ultimate Software Group Inc/The (b),*	—	—	4,376	605	—	—	4,376	605
Verint Systems Inc (b),*	106	5	767	38	—	—	873	43
		$1,530		$3,878		$4,263		$9,671
Storage & Warehousing - 0.29%
Mobile Mini Inc *	898	43	—	—	—	—	898	43
Wesco Aircraft Holdings Inc (b),*	1,056	21	32,012	639	—	—	33,068	660
		$64		$639		$—		$703
Supranational Bank - 0.05%
Banco Latinoamericano de Comercio Exterior SA *	3,929	117	—	—	—	—	3,929	117

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Telecommunications - 2.77%
8x8 Inc (b),*	—	$—	46,503	$376	—	$—	46,503	$376
ADTRAN Inc *	785	18	659	15	—	—	1,444	33
Aerohive Networks Inc (b)	—	—	—	—	16,410	135	16,410	135
Alliance Fiber Optic Products Inc (c),*	—	—	273	5	—	—	273	5
Anixter International Inc *	354	35	181	18	—	—	535	53
ARRIS Group Inc (b),*	27,400	891	—	—	34,299	1,116	61,699	2,007
Aruba Networks Inc (b),*	—	—	16,019	281	—	—	16,019	281
Black Box Corp *	617	15	—	—	—	—	617	15
CalAmp Corp (b),*	—	—	10,966	238	—	—	10,966	238
Calix Inc (b),*	1,490	12	—	—	—	—	1,490	12
Cbeyond Inc (b),*	972	10	—	—	—	—	972	10
Ciena Corp (b),*	—	—	1,334	29	—	—	1,334	29
Cincinnati Bell Inc (b),*	3,850	15	1,594	6	—	—	5,444	21
Clearfield Inc (b),*	—	—	258	4	—	—	258	4
Comtech Telecommunications Corp *	407	15	—	—	—	—	407	15
Consolidated Communications Holdings Inc *	540	12	571	13	—	—	1,111	25
DigitalGlobe Inc (b),*	1,588	44	—	—	—	—	1,588	44
EarthLink Holdings Corp *	3,679	14	—	—	—	—	3,679	14
Enventis Corp *	—	—	321	5	—	—	321	5
FairPoint Communications Inc (b),(c),*	—	—	420	6	—	—	420	6
Finisar Corp (b),*	213	4	1,349	27	—	—	1,562	31
General Communication Inc (b),*	—	—	745	8	—	—	745	8
Globalstar Inc (b),*	5,739	24	—	—	—	—	5,739	24
Gogo Inc (b),*	—	—	710	14	—	—	710	14
GTT Communications Inc (b),*	—	—	319	3	—	—	319	3
Harmonic Inc (b),*	2,438	18	294	2	—	—	2,732	20
Hawaiian Telcom Holdco Inc (b),*	382	11	—	—	—	—	382	11
IDT Corp - Class B *	2,886	50	341	6	—	—	3,227	56
Infinera Corp (b),*	—	—	1,406	13	—	—	1,406	13
Inteliquent Inc *	43,400	602	734	10	—	—	44,134	612
Intelsat SA (b),*	16,127	304	160	3	—	—	16,287	307
InterDigital Inc/PA *	—	—	610	29	—	—	610	29
Iridium Communications Inc (b),(c),*	1,621	14	—	—	—	—	1,621	14
Ixia (b),*	1,200	14	150	2	—	—	1,350	16
KVH Industries Inc (b),*	90	1	310	4	—	—	400	5
Leap Wireless International Inc - Rights (b),(d),(e),*	1,093	3	282	1	—	—	1,375	4
LogMeIn Inc (b),*	—	—	354	17	—	—	354	17
Loral Space & Communications Inc (b),*	—	—	166	12	—	—	166	12
Lumos Networks Corp *	—	—	366	5	—	—	366	5
Netgear Inc (b),*	929	32	—	—	—	—	929	32
NeuStar Inc (b),(c),*	—	—	820	21	—	—	820	21
NTELOS Holdings Corp *	341	4	362	5	—	—	703	9
Numerex Corp (b),*	93	1	—	—	—	—	93	1
Oplink Communications Inc (b),*	648	11	—	—	—	—	648	11
Orbcomm Inc (b),*	1,590	11	36,580	241	—	—	38,170	252
Plantronics Inc *	132	6	591	28	12,460	599	13,183	633
Polycom Inc (b),*	1,771	22	937	12	—	—	2,708	34
Preformed Line Products Co *	88	5	—	—	—	—	88	5
Premiere Global Services Inc (b),*	933	12	225	3	—	—	1,158	15
RF Micro Devices Inc (b),*	—	—	4,261	41	85,960	824	90,221	865
RigNet Inc (b),*	—	—	280	15	—	—	280	15
Ruckus Wireless Inc (b),*	—	—	1,100	13	—	—	1,100	13
Shenandoah Telecommunications Co *	90	3	513	16	—	—	603	19
ShoreTel Inc (b),*	—	—	1,415	9	—	—	1,415	9
Sonus Networks Inc (b),*	—	—	3,120	11	—	—	3,120	11
Telenav Inc (b),*	27,556	157	—	—	—	—	27,556	157
Tessco Technologies Inc *	191	6	8	—	—	—	199	6
Ubiquiti Networks Inc (b),(c),*	—	—	442	20	—	—	442	20
USA Mobility Inc	826	13	—	—	—	—	826	13
ViaSat Inc (b),*	—	—	506	29	—	—	506	29
Vonage Holdings Corp (b),*	3,783	14	18,460	69	—	—	22,243	83
West Corp *	655	18	459	12	—	—	1,114	30
		$2,441		$1,697		$2,674		$6,812
Textiles - 0.03%
Culp Inc *	272	5	27	—	—	—	299	5
G&K Services Inc *	479	25	—	—	—	—	479	25

COMMON STOCKS (continued)	SmallCap Value Account I Shares Held	SmallCap Value Account I Value (000's)	SmallCap Growth Account II Shares Held	SmallCap Growth Account II Value (000's)	SmallCap Blend Account Shares Held	SmallCap Blend Account Value (000's)	Combined Portfolio Shares Held	Combined Portfolio Value (000's)
Textiles (continued)
UniFirst Corp/MA *	354	$37	—	$—	—	$—	354	$37
		$67		$—		$—		$67
Transportation - 1.09%
Air Transport Services Group Inc (b),*	1,878	16	—	—	—	—	1,878	16
ArcBest Corp	4,675	203	351	15	5,460	237	10,486	455
Atlas Air Worldwide Holdings Inc (b),*	562	21	—	—	—	—	562	21
Bristow Group Inc *	862	69	—	—	—	—	862	69
Echo Global Logistics Inc (b),*	—	—	533	10	—	—	533	10
Era Group Inc (b),*	489	14	—	—	—	—	489	14
Forward Air Corp *	—	—	447	22	—	—	447	22
GasLog Ltd *	754	24	—	—	—	—	754	24
Heartland Express Inc *	—	—	690	15	—	—	690	15
HUB Group Inc (b),*	—	—	539	27	—	—	539	27
Knight Transportation Inc *	—	—	870	21	—	—	870	21
Knightsbridge Tankers Ltd *	13,366	189	—	—	—	—	13,366	189
Marten Transport Ltd *	580	13	223	5	—	—	803	18
Matson Inc *	7,275	195	336	9	—	—	7,611	204
Navigator Holdings Ltd (b)	—	—	—	—	10,440	307	10,440	307
Navios Maritime Holdings Inc *	1,658	17	—	—	—	—	1,658	17
Nordic American Tankers Ltd *	1,633	16	—	—	—	—	1,633	16
PHI Inc (b),*	428	19	17	1	—	—	445	20
Quality Distribution Inc (b),*	6,300	94	—	—	—	—	6,300	94
Roadrunner Transportation Systems Inc (b),*	—	—	22,849	642	—	—	22,849	642
Safe Bulkers Inc *	1,395	14	—	—	—	—	1,395	14
Saia Inc (b),*	—	—	362	16	—	—	362	16
Scorpio Bulkers Inc (b),*	2,814	25	—	—	—	—	2,814	25
Scorpio Tankers Inc *	4,036	41	—	—	—	—	4,036	41
Ship Finance International Ltd *	1,392	26	—	—	—	—	1,392	26
Swift Transportation Co (b),*	7,300	184	1,081	27	—	—	8,381	211
Teekay Tankers Ltd *	2,368	10	—	—	—	—	2,368	10
Universal Truckload Services Inc *	1,600	41	126	3	—	—	1,726	44
USA Truck Inc (b),*	224	4	—	—	—	—	224	4
UTI Worldwide Inc (b),*	1,911	20	—	—	—	—	1,911	20
Werner Enterprises Inc *	812	21	—	—	—	—	812	21
XPO Logistics Inc (b),(c),*	884	25	—	—	—	—	884	25
YRC Worldwide Inc (b),(c),*	597	17	—	—	—	—	597	17
		$1,318		$813		$544		$2,675
Trucking & Leasing - 0.28%
AMERCO *	2,200	640	—	—	—	—	2,200	640
General Finance Corp (b),*	—	—	251	3	—	—	251	3
Greenbrier Cos Inc/The *	—	—	404	23	—	—	404	23
TAL International Group Inc *	465	21	—	—	—	—	465	21
Textainer Group Holdings Ltd *	301	11	—	—	—	—	301	11
		$672		$26		$—		$698
Water - 0.08%
American States Water Co *	2,855	95	76	2	—	—	2,931	97
Artesian Resources Corp *	1,200	27	—	—	—	—	1,200	27
California Water Service Group *	2,838	69	—	—	—	—	2,838	69
SJW Corp *	—	—	99	3	—	—	99	3
York Water Co *	—	—	224	5	—	—	224	5
		$191		$10		$—		$201

TOTAL COMMON STOCKS		$108,959		$62,766		$66,166		$237,891
Total Investments		$114,466		$70,212		$67,763		$252,441
Liabilities in Excess of Other Assets, Net- (2.65)%		$(1,357)		$(5,275)		$107		$(6,525)
Reorganization Costs - (0.00%)		$—		$—		$—		$(59)
TOTAL NET ASSETS - 100.00%		$113,109		$64,937		$67,870		$245,857

*	The security or a portion of the security will be disposed of in order to meet the investment objectives and strategies of the Acquiring Fund.
(a)	Security was purchased with the cash proceeds from securities loans.
(b)	Non-Income Producing Security
(c)	Security or a portion of the security was on loan at the end of the period.
(d)	Security is Illiquid
(e)
Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Board of Directors. At the end of the period, the fair value of these securities totaled $3, $1 and $0 or 0.00% of net assets.

Portfolio Summary (unaudited)
Sector/Country	SmallCap Value Account I	SmallCap Growth Account II	SmallCap Blend Account	Combined Portfolio
Financial	34.79%	11.57%	22.49%	25.24%
Consumer, Non-cyclical	11.86%	21.33%	17.87%	16.02%
Consumer, Cyclical	11.39%	22.03%	16.65%	15.65%
Industrial	11.53%	14.04%	10.40%	11.88%
Technology	6.54%	11.17%	10.90%	8.97%
Energy	7.05%	6.64%	7.86%	7.17%
Exchange Traded Funds	4.87%	11.47%	2.35%	5.92%
Communications	4.64%	5.97%	7.29%	5.73%
Utilities	5.94%	0.03%	2.18%	3.34%
Basic Materials	2.46%	2.98%	1.85%	2.43%
Diversified	0.03%	0.89%	0.00%	0.25%
Government	0.10%	0.00%	0.00%	0.05%
Liabilities in Excess of Other Assets, Net	(1.20)%	(8.12)%	0.16%	(2.65)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%	100.00%

SmallCap Value Account I			Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
Russell 2000 Mini; September 2014 *	Long	34	$3,929	$4,047	$118
Total					$118
Amounts in thousands except contracts

SmallCap Growth Account II			Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
Russell 2000 Mini; September 2014 *	Long	19	$2,204	$2,262	$58
Total					$58
Amounts in thousands except contracts

SmallCap Blend Account			Futures Contracts
Type	Long/Short	Contracts	Notional Value	Fair Value	Unrealized Appreciation/(Depreciation)
Russell 2000 Mini; September 2014	Long	10	$1,179	$1,190	$11
Total					$11
Amounts in thousands except contracts

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

1. Description of the Funds
SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account are series of Principal Variable Contracts Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
2. Basis of Combination
On December 9, 2014, the Board of Directors of Principal Variable Contracts Funds, Inc., SmallCap Value Account I and SmallCap Growth Account II approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, SmallCap Blend Account will acquire all the assets of SmallCap Value Account I and SmallCap Growth Account II subject to the liabilities of such Accounts, in exchange for a number of shares equal to the pro rata net assets of SmallCap Blend Account.
The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2014. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account at June 30, 2014. The unaudited pro forma statements of operations reflect the results of operations of SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account for the twelve months ended June 30, 2014. The statements have been derived from the Accounts’ respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account under U.S. generally accepted accounting principles. In accordance with U.S. generally accepted accounting principles, the fair value of the assets of SmallCap Value Account I and SmallCap Growth Account II will become the cost basis of such assets transferred to SmallCap Blend Account on the date of the combination and the results of operations of SmallCap Blend Account for pre-combination periods will not be restated.
SmallCap Value Account I and SmallCap Growth Account II will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $59,072. SmallCap Value Account I and SmallCap Growth Account II will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of SmallCap Blend Account and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $110,986 and $65,183 for SmallCap Value Account I and SmallCap Growth Account II, respectively. The estimated gain would be $19,008,000 ($3.82 per share) for SmallCap Value Account I and $11,556,000 ($3.27 per share) for SmallCap Growth Account II on a U.S.GAAP basis.
The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Accounts incorporated by reference in the Statements of Additional Information.
3. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Accounts:
Security Valuation. SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account (the Accounts) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.
The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Accounts’ net asset values are reflected in the Accounts’ net asset values and these securities are valued at fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices, and foreign currencies.

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

To the extent the Accounts invest in foreign securities listed on foreign exchanges which trade on days on which the Accounts do not determine net asset values, for example weekends and other customary national U.S. holidays, the Accounts’ net asset values could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a “local” price and a “premium” price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Accounts’ holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding of each class.

Expenses. Expenses directly attributed to a particular Account are charged to that Account. Other expenses not directly attributed to a particular Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

Distributions to Shareholders. Dividends and distributions to shareholders of the Accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, foreign currency transactions, futures contracts, certain defaulted securities, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, tax straddles, mortgage-backed securities, certain preferred securities, swap agreements, and limitations imposed by Sections 381-384 of the Internal Revenue Code. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as return of capital distributions.

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

3. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each of the Accounts intends to qualify as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended June 30, 2014, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open for the fiscal years from 2011-2014. No examinations are in progress at this time.

4. Operating Policies

Borrowings. Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Accounts and other registered investment companies managed by the Manager may participate in an interfund lending facility (“Facility”). The Facility allows the Accounts to borrow money from or loan money to the other participants. Loans under the Facility are made to handle unusual and/or unanticipated short-term cash requirements. Interest paid and received on borrowings is the average of the current repurchase agreement rate and the bank loan rate (the higher of (i) the Federal Funds Rate or (ii) the One Month LIBOR rate plus 1.00%). During the period ended June 30, 2014, SmallCap Value Account I, SmallCap Growth Account II and SmallCap Blend Account each loaned to the Facility. The interest received is included in interest on the statements of operations.

In addition, the Accounts participate with other registered investment companies managed by the Manager in an unsecured joint line of credit with a bank which allows the participants to borrow up to $75 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the One Month LIBOR rate plus 1.00%. Additionally, a commitment fee is charged at an annual rate of .08% on the amount of the line of credit. During the period ended June 30, 2014, SmallCap Blend Account borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statement of operations.

Foreign Currency Contracts. The Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objective. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase or sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar.

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities.

Indemnification. Under the Fund’s by-laws present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

Joint Trading Account. The Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating Accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities. Earnings from the joint trading account are allocated to each of the Accounts based on their pro rata participating ownership interest in the joint trading account.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the Accounts in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. The Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

Securities Lending. To earn additional income, the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral received is usually invested in an SEC-registered money market mutual fund and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium received for lending certain types of securities. Security lending income is shown in each account’s statement of operations. As of June 30, 2014, the Accounts had securities on loan as follows (in thousands):

	Market Value	Collateral Value
SmallCap Growth Account II	$5,143	$5,299
SmallCap Value Account I	1,715	1,767

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

4. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

	Asset Derivatives June 30, 2014			Liability Derivatives June 30, 2014
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
SmallCap Blend Account
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$11	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—
SmallCap Growth Account II
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$58	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—
SmallCap Value Account I
Equity contracts	Receivables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$118	*	Payables, Net Assets Consist of Net unrealized appreciation (depreciation) of investments	$—

*
Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

Derivatives not accounted for as hedging instruments	Location of Gain or (Loss) on Derivatives Recognized in Operations	Realized Gain or (Loss) on Derivatives Recognized in Operations	Change in Unrealized Appreciation/(Depreciation) of Derivatives Recognized in Operations
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$145	$(35)
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$156	$(67)
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in unrealized appreciation/(depreciation) of Futures contracts	$378	$(286)
Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by the Accounts and the notional values of the futures contracts will vary in accordance with changing cash balances. The level of other derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended June 30, 2014.

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

5. Fair Valuation

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 - Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

•
Level 2 - Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

•
Level 3 - Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs such as prepayment rates, probability of default, or loss severity in the event of default. Significant increases in any of those inputs in isolation would result in a significantly lower fair value measurement.

The fair values of these entities are dependent on economic, political and other considerations. The values of the underlying investee entities may be affected by significant changes in the economic conditions, changes in government policies, and other factors (e.g., natural disasters, accidents, conflicts, etc.)

Fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Account’s Board of Directors. The Manager has established a Valuation Committee of senior officers and employees, with the responsibility of overseeing the pricing and valuation of all securities, including securities where market quotations are not readily available. The Valuation Committee meets monthly and reports directly to the Board of Directors. The Pricing Group who reports to the Valuation Committee relies on the established Pricing Policies to determine fair valuation. Included in the Pricing Policies is an overview of the approved valuation technique established for each asset class. The Pricing Group will consider all appropriate information available when determining fair valuation.

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

5. Fair Valuation (continued)

The Pricing Group relies on externally provided valuation inputs to determine the value of Level 3 securities. Security values are updated as new information becomes available. Valuation data and changes in valuation amounts are reviewed on a daily basis based on specified criteria for the security, asset class, and other factors. In addition, valuation data is periodically compared to actual transactions executed by the Accounts (i.e., purchase/sales) and differences between transaction prices and prior period valuation data are investigated based on specified tolerances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Account’s assets and liabilities. There were no significant transfers into or out of Level 3. In addition, there were no transfers between Levels 1 and 2 at the end of the period.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Funds' securities carried at value (amounts shown in thousands):

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
SmallCap Blend Account
Common Stocks*	$66,166	$—	$—	$66,166
Investment Companies	1,597	—	—	1,597
Total investments in securities	$67,763	$—	$—	$67,763
Assets
Equity Contracts**
Futures	$11	$—	$—	$11

SmallCap Growth Account II
Common Stocks
Basic Materials	$1,932	$—	$—	$1,932
Communications	3,879	1	—	3,880
Consumer, Cyclical	14,313	—	—	14,313
Consumer, Non-cyclical	13,851	—	—	13,851
Diversified	581	—	—	581
Energy	4,305	—	—	4,305
Financial	7,507	—	—	7,507
Industrial	9,128	—	—	9,128
Technology	7,251	—	—	7,251
Utilities	18	—	—	18
Investment Companies	7,446	—	—	7,446
Total investments in securities	$70,211	$1	$—	$70,212
Assets
Equity Contracts**
Futures	$58	$—	$—	$58

Pro Forma Notes to Financial Statements
June 30, 2014
(unaudited)
_________________________________________________________________________________________________________________

5. Fair Valuation (continued)

Fund	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Totals (Level 1,2,3)
SmallCap Value Account I
Common Stocks
Basic Materials	$2,791	$—	$—	$2,791
Communications	5,246	3	—	5,249
Consumer, Cyclical	12,870	—	—	12,870
Consumer, Non-cyclical	13,430	—	—	13,430
Diversified	35	—	—	35
Energy	7,980	—	—	7,980
Financial	39,344	—	—	39,344
Government	117	—	—	117
Industrial	13,036	—	—	13,036
Technology	7,399	—	—	7,399
Utilities	6,708	—	—	6,708
Investment Companies	5,507	—	—	5,507
Total investments in securities	$114,463	$3	$—	$114,466
Assets
Equity Contracts**
Futures	$118	$—	$—	$118

*	For additional detail regarding sector classifications, please see the Schedules of Investments

**	Futures and swap agreements are valued at the unrealized appreciation (depreciation) of the instrument.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of SmallCap Blend Account that would have been issued at June 30, 2014, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of SmallCap Value Account I and SmallCap Growth Account II as of June 30, 2014, divided by the net asset value per share of SmallCap Blend Account as of June 30, 2014. The pro forma number of shares outstanding, by class, for the combined Account can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in Account shares as if the Reorganization had taken place on June 30, 2014. The expenses of SmallCap Value Account I and SmallCap Growth Account II were adjusted assuming the fee structure of SmallCap Blend Account was in effect for the twelve months ended June 30, 2014.

PART C

OTHER INFORMATION

Item 15.    Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)    The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.    Was committed in bad faith; or

2.    Was the result of active and deliberate dishonesty; or

(ii)    The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)    In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.    Exhibits.
Unless otherwise stated, all filing references are to File No. 033-59474

(1)	(a) Amendment and Restatement of the Articles of Incorporation dated 08/09/2012 – Filed as Ex-99(a)(1) on 02/14/2013 (Accession No. 0001144204-13-008876)
(b) Articles Supplementary dated 02/06/2013 - Filed as Ex-99(a)(2) on 04/18/2013 (Accession No. 0000012601-13-000026)
(c) Articles of Amendment effective 05/01/2013 - Filed as Ex-99(a)(3) on 08/16/2013 (Accession No. 0000012601-13-000132)
(d) Articles Supplementary dated 09/04/2013 - Filed as Ex-99(a)(4) on 10/31/2013 (Accession No. 0000012601-13-000180)
(e) Articles Supplementary dated 11/07/2014 - Filed as Ex-99(a)(5) on 11/12/2014 (Accession No. 0000012601-14-000231)
(2)	By-laws – Filed as Ex-99 (b) on 03/02/2011 (Accession No. 0000898745-11-000061)
(3)	N/A
(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)
(5)	Included in Exhibits 1 and 2 hereto.
(6)	(a) Amended and Restated Management Agreement dated 10/31/2013 - Filed as Ex-99(d)(1) on 10/31/2013 (Accession No. 0000012601-13-000180)
(b) (1) Amended & Restated Sub-Advisory Agreement — Emerald dated 01/01/2010 – Filed as Ex-99(d)(8)(a) on 03/02/2011 (Accession No. 0000898745-11-000061)
(2) Amended & Restated Sub-Advisory Agreement — JP Morgan dated 01/01/2010 – Filed as Ex-99(d)(10)(a) on 03/02/2011 (Accession No. 0000898745-11-000061)
(3) Amended and Restated Sub-Advisory Agreement - Principal Global Investors, LLC dated 11/01/2014 - Filed as Ex-99(d)(10) on 11/12/2014 (Accession No. 0000012601-14-000231)
(7)	Distribution Agreement dated 12/14/2009 – Filed as Ex-99(e)(3) on 03/02/2011 (Accession No. 0000898745-11-000061)
(8)	N/A
(9)	Custody Agreement between The Bank of New York Mellon and Principal Variable Contracts Funds, Inc. dated 11/11/2011 – Filed as Ex-99(g) on 02/14/2013 (Accession No. 0001144204-13-008876)
(10)	Rule 12b-1 Plan
(a) Amended Distribution Plan and Agreement Class 2 Shares dated 01/01/2014 – Filed as Ex-99(m)(6) on 02/27/2014 (Accession No. 0000012601-14-000039)
(b) Amended Distribution Plan and Agreement - Class 2 Shares dated 11/25/2014 – Filed as Ex-99(m)(2) on 12/16/2014 (Accession No. 0000012601-14-000271)
(c) Form of Amended Distribution Plan and Agreement - Class 2 Shares dated _______________ – Filed as Ex-99(m)(3) on 12/16/2014 (Accession No. 0000012601-14-000271)
(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *
(12)	Opinion and Consent of ______________________________ on tax matters **
(13)	N/A
(14)	Consent of Independent Registered Public Accountants
(a) Consent of Ernst & Young LLP *
(15)	N/A
(16)	Powers of Attorney *
(17)	(a) (1)
The Prospectus for Class 1 and Class 2, dated May 1, 2014, included in Post-Effective Amendment No. 90 to the registration statement on Form N-1A (File No. 002-35570) filed on April 25, 2014 (Accession No. 0000012601-14-000055)

(2) Supplements to the Class 1 and Class 2 shares Prospectus dated and filed June 17, 2014, July 15, 2014, November 12, 2014, and December 12, 2014
(b) (1)
Statement of Additional Information dated May 1, 2014 as amended and restated November 18, 2014, included in Post-Effective Amendment No. 93 to the registration statement on Form N-1A (File No. 002-35570) filed on November 12, 2014 (Accession No. 0000012601-14-000231)

(2) Supplements to the Statement of Additional Information dated and filed on December 12, 2014, and January 9, 2015

(c)	Annual Report of Principal Variable Contracts Funds, Inc. for the fiscal year ended October 31, 2014 filed on Form N-CSR on February 26, 2014 (Accession No. 0000012601-14-000029)
(d)	Semi-Annual Report of Principal Variable Contracts Funds, Inc. for the six-month period June 30, 2014 filed on Form N-CSRS on August 27, 2014 (Accession No. 0000012601-14-000178)

*	Filed herein.

**	To be filed by amendment.

Item 17.    Undertakings
(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 23rd of January, 2015.

Principal Variable Contracts Funds, Inc. (Registrant) /s/ N. M. Everett _____________________________________ N. M. Everett Chair, President and Chief Executive Officer

Attest: /s/ Beth Wilson ______________________________________ Beth Wilson Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

/s/ N. M. Everett __________________________ N. M. Everett	Chair, President and Chief Executive Officer (Principal Executive Officer)	January 23, 2015

/s/ L. A. Rasmussen __________________________ L. A. Rasmussen	Vice President, Controller and Chief Financial Officer (Principal Financial Officer and Controller)	January 23, 2015

/s/ M. J. Beer __________________________ M. J. Beer	Executive Vice President and Director	January 23, 2015

(E. Ballantine)* __________________________ E. Ballantine	Director	January 23, 2015

(L. T. Barnes)* __________________________ L. T. Barnes	Director	January 23, 2015

(C. Damos)* __________________________ C. Damos	Director	January 23, 2015

(M. A. Grimmett)* __________________________ M. A. Grimmett	Director	January 23, 2015

(F. S. Hirsch)* __________________________ F. S. Hirsch	Director	January 23, 2015

(T. Huang)* __________________________ T. Huang	Director	January 23, 2015

(W. C. Kimball)* __________________________ W. C. Kimball	Director	January 23, 2015

(K. McMillan)* __________________________ K. McMillan	Director	January 23, 2015

(D. Pavelich)* __________________________ D. Pavelich	Director	January 23, 2015

/s/ M. J. Beer _______________________________ M. J. Beer Executive Vice President and Director * Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX

Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy Statement/Prospectus)

11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters

12	Opinion and Consent of ________________________ - on tax matters**

14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants

16(a)	Power of Attorney

** to be filed by amendment